NEWCRED Note Purchase Agreement (2026) 4904-7380-3909 v24.docx 10002509 EXECUTION VERSION NEW MOUNTAIN PRIVATE CREDIT FUND $85,000,000 6.47% Series 2026A Senior Notes, Tranche A, due March 15, 2029 $140,000,000 6.89% Series 2026A Senior Notes, Tranche B, due March 17, 2031 ______________ MASTER NOTE PURCHASE AGREEMENT ______________ Dated February 25, 2026 -i- TABLE OF CONTENTS SECTION HEADING PAGE SECTION 1. AUTHORIZATION OF NOTES; INTEREST RATE ........................................................ 1 Section 1.1. Authorization of Notes ..................................................................................... 1 Section 1.2. Changes in Interest Rate .................................................................................. 1 SECTION 2. SALE AND PURCHASE OF NOTES ............................................................................ 4 Section 2.1. Purchase and Sale of Series 2026A Notes ....................................................... 4 Section 2.2. Additional Series of Notes ............................................................................... 4 SECTION 3. CLOSING ................................................................................................................. 5 SECTION 4. CONDITIONS TO CLOSING ....................................................................................... 6 Section 4.1. Representations and Warranties ....................................................................... 6 Section 4.2. Performance; No Default ................................................................................. 6 Section 4.3. Compliance Certificates ................................................................................... 6 Section 4.4. Opinions of Counsel ........................................................................................ 6 Section 4.5. Purchase Permitted by Applicable Law, Etc.................................................... 7 Section 4.6. Sale of Other Notes .......................................................................................... 7 Section 4.7. Payment of Special Counsel Fees .................................................................... 7 Section 4.8. Private Placement Number .............................................................................. 7 Section 4.9. Changes in Corporate Structure ....................................................................... 7 Section 4.10. Funding Instructions ........................................................................................ 7 Section 4.11. Debt Rating ...................................................................................................... 8 Section 4.12. Compliance with All Outstanding Debt Obligations ....................................... 8 Section 4.13. Proceedings and Documents ............................................................................ 8 Section 4.14. Conditions to Issuance of Additional Notes .................................................... 8 SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................... 9 Section 5.1. Organization; Power and Authority ................................................................. 9 Section 5.2. Authorization, Etc. ........................................................................................... 9 Section 5.3. Disclosure ........................................................................................................ 9 Section 5.4. Organization and Ownership of Shares of Subsidiaries ................................ 10 Section 5.5. Financial Statements; Material Liabilities ..................................................... 11 Section 5.6. Compliance with Laws, Other Instruments, Etc. ........................................... 11 Section 5.7. Governmental Authorizations, Etc................................................................. 11 Section 5.8. Litigation; Observance of Agreements, Statutes and Orders ......................... 11 Section 5.9. Taxes .............................................................................................................. 12 Section 5.10. Title to Property; Leases ................................................................................ 12 Section 5.11. Licenses, Permits, Etc. ................................................................................... 12 Section 5.12. Compliance with ERISA................................................................................ 13 Section 5.13. Private Offering by the Company .................................................................. 13 -ii- Section 5.14. Use of Proceeds; Margin Regulations............................................................ 13 Section 5.15. Existing Indebtedness; Future Liens .............................................................. 13 Section 5.16. Foreign Assets Control Regulations, Etc. ...................................................... 14 Section 5.17. Status under Certain Statutes ......................................................................... 15 Section 5.18. Environmental Matters................................................................................... 15 Section 5.19. Investment Company Act .............................................................................. 15 Section 5.20. Ranking of Obligations .................................................................................. 16 SECTION 6. REPRESENTATIONS OF THE PURCHASERS ............................................................. 16 Section 6.1. Purchase for Investment ................................................................................. 16 Section 6.2. Source of Funds ............................................................................................. 16 Section 6.3. Reliance.......................................................................................................... 18 SECTION 7. INFORMATION AS TO COMPANY ........................................................................... 18 Section 7.1. Financial and Business Information............................................................... 18 Section 7.2. Officer’s Certificate ....................................................................................... 20 Section 7.3. Visitation ........................................................................................................ 21 Section 7.4. Electronic Delivery ........................................................................................ 21 Section 7.5. Limitation on Competitors ............................................................................. 22 SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES ....................................................... 22 Section 8.1. Maturity.......................................................................................................... 22 Section 8.2. Optional Prepayments .................................................................................... 22 Section 8.3. Allocation of Partial Prepayments ................................................................. 23 Section 8.4. Maturity; Surrender, Etc. ............................................................................... 23 Section 8.5. Purchase of Notes .......................................................................................... 23 Section 8.6. Make-Whole Amount .................................................................................... 24 Section 8.7. Payments Due on Non-Business Days ........................................................... 25 Section 8.8. Change in Control .......................................................................................... 25 SECTION 9. AFFIRMATIVE COVENANTS .................................................................................. 27 Section 9.1. Compliance with Laws .................................................................................. 27 Section 9.2. Insurance ........................................................................................................ 27 Section 9.3. Maintenance of Properties ............................................................................. 27 Section 9.4. Payment of Taxes and Claims........................................................................ 28 Section 9.5. Legal Existence, Etc....................................................................................... 28 Section 9.6. Books and Records ........................................................................................ 28 Section 9.7. Subsidiary Guarantors .................................................................................... 28 Section 9.8. Rating Confirmation ...................................................................................... 30 Section 9.9. Most Favored Lender ..................................................................................... 30 Section 9.10. Ranking of Obligations .................................................................................. 31 Section 9.11. Status of RIC and BDC .................................................................................. 31 Section 9.12. Investment Policies ........................................................................................ 31 -iii- SECTION 10. NEGATIVE COVENANTS ........................................................................................ 31 Section 10.1. Transactions with Affiliates ........................................................................... 31 Section 10.2. Fundamental Changes .................................................................................... 33 Section 10.3. Lines of Business ........................................................................................... 35 Section 10.4. Economic Sanctions, Etc. .............................................................................. 35 Section 10.5. Liens ............................................................................................................... 35 Section 10.6. Restricted Payments ....................................................................................... 37 Section 10.7. [Reserved] ...................................................................................................... 38 Section 10.8. Certain Financial Covenants .......................................................................... 38 Section 10.9. [Reserved] ...................................................................................................... 39 Section 10.10. Certain Restrictions on Subsidiaries .............................................................. 39 Section 10.11. SBIC Guarantee ............................................................................................. 39 Section 10.12. Outbound Investment Rules ........................................................................... 39 SECTION 11. EVENTS OF DEFAULT ............................................................................................ 39 SECTION 12. REMEDIES ON DEFAULT, ETC. .............................................................................. 41 Section 12.1. Acceleration ................................................................................................... 41 Section 12.2. Other Remedies .............................................................................................. 42 Section 12.3. Rescission ...................................................................................................... 42 Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. ................................... 43 SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES ....................................... 43 Section 13.1. Registration of Notes ..................................................................................... 43 Section 13.2. Transfer and Exchange of Notes .................................................................... 43 Section 13.3. Replacement of Notes .................................................................................... 44 SECTION 14. PAYMENTS ON NOTES ........................................................................................... 45 Section 14.1. Place of Payment............................................................................................ 45 Section 14.2. Payment by Wire Transfer ............................................................................. 45 Section 14.3. FATCA and Other Information ..................................................................... 45 SECTION 15. EXPENSES, ETC. .................................................................................................... 46 Section 15.1. Transaction Expenses..................................................................................... 46 Section 15.2. Certain Taxes ................................................................................................. 47 Section 15.3. Survival .......................................................................................................... 48 SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT ...... 48 SECTION 17. AMENDMENT AND WAIVER .................................................................................. 48 Section 17.1. Requirements ................................................................................................. 48 Section 17.2. Solicitation of Holders of Notes .................................................................... 49 Section 17.3. Binding Effect, Etc......................................................................................... 49

Section 17.4.	Notes Held by Company, Etc	50
SECTION 18.	NOTICES	50
SECTION 19.	REPRODUCTION OF DOCUMENTS	51
SECTION 20.	CONFIDENTIAL INFORMATION	51
SECTION 21.	SUBSTITUTION OF PURCHASER	52
SECTION 22.	MISCELLANEOUS	53
Section 22.1.	Successors and Assigns	53
Section 22.2.	Accounting Terms	53
Section 22.3.	Severability	54
Section 22.4.	Construction, Etc	54
Section 22.5.	Counterparts; Electronic Contracting	54
Section 22.6.	Governing Law	55
Section 22.7.	Jurisdiction and Process; Waiver of Jury Trial	55

-iv-

SCHEDULE A	—	Defined Terms
SCHEDULE 1-A	—	Form of 6.47% Series 2026A Senior Notes, Tranche A, due March 15, 2029
SCHEDULE 1-B	—	Form of 6.89% Series 2026A Senior Notes, Tranche B, due March 17, 2031
SCHEDULE 4.4(a)	—	Form of Opinion of Special Counsel for the Company
SCHEDULE 4.4(b)	—	Form of Opinion of Special Counsel for the Purchasers
SCHEDULE 5.3	—	Disclosure Documents
SCHEDULE 5.4	—	Subsidiaries of the Company and Ownership of Subsidiary Stock
SCHEDULE 5.5	—	Financial Statements
SCHEDULE 5.15	—	Existing Indebtedness
SCHEDULE 10.1	—	Transactions with Affiliates
SCHEDULE 10.2	—	Excluded Assets
EXHIBIT S	—	Form of Supplement to Master Note Purchase Agreement
PURCHASER SCHEDULE	—	Information Relating to Purchasers

-v-

NEW MOUNTAIN PRIVATE CREDIT FUND
1633 Broadway, 48th Floor,
New York, NY 10019

6.47% Series 2026A Senior Notes, Tranche A, due March 15, 2029
6.89% Series 2026A Senior Notes, Tranche B, due March 17, 2031

February 25, 2026

TO EACH OF THE PURCHASERS LISTED IN
THE PURCHASER SCHEDULE HERETO:

Ladies and Gentlemen:

NEW MOUNTAIN PRIVATE CREDIT FUND, a Maryland statutory trust (the **"Company"**), agrees with each of the Purchasers as follows:

SECTION 1. AUTHORIZATION OF NOTES; INTEREST RATE.

Section 1.1. Authorization of Notes. The Company will authorize the issue and sale of (a) $85,000,000 aggregate principal amount of its 6.47% Series 2026A Senior Notes, Tranche A, due March 15, 2029 (the **"Tranche A Notes"**) and (b) $140,000,000 aggregate principal amount of its 6.89% Series 2026A Senior Notes, Tranche B, due March 17, 2031 (the **"Tranche B Notes"**; collectively with the Tranche A Notes, as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13, the **"Series 2026A Notes"**). The Series 2026A Notes shall be substantially in the form set out in Schedule 1-A and 1-B, respectively. Certain capitalized and other terms used in this Agreement are defined in Schedule A and, for purposes of this Agreement, the rules of construction set forth in Section 22.4 shall govern.

The Series 2026A Notes, together with each Series of Additional Notes which may from time to time be issued pursuant to the provisions of Section 2.2, are collectively referred to as the **"Notes"** (such term shall also include any such notes as amended, restated or otherwise modified from time to time pursuant to Section 17 and including any such notes issued in substitution therefor pursuant to Section 13).

Section 1.2. Changes in Interest Rate. (a) If at any time a Below Investment Grade Event occurs, then:

(i) as of the date of the occurrence of a Below Investment Grade Event to and until the date on which such Below Investment Grade Event is no longer continuing (as evidenced by the receipt and delivery to the holders of the Notes of any Debt Rating necessary to cure such Below Investment Grade Event), the Notes shall bear interest at the Below Investment Grade Adjusted Interest Rate; and

(ii) the Company shall promptly, and in any event within twenty (20) Business Days after a Below Investment Grade Event has occurred, notify the holders of the Notes in writing, sent in the manner provided in Section 18, that a Below Investment Grade Event has occurred and confirming the effective date of the Below Investment Grade Event and that the Below Investment Grade Adjusted Interest Rate will accrue from the date on which such Below Investment Grade Event shall have occurred and will be payable on each subsequent interest payment date until such Below Investment Grade Event is no longer continuing in consequence thereof.

(b) The reasonable, documented fees and expenses of any Acceptable Rating Agency and all other costs incurred in connection with obtaining, affirming or appealing a Debt Rating pursuant to this Section 1.2 shall be borne solely by the Company.

(c) If at any time a Secured Debt Ratio Event occurs, then:

(i) as of the earlier of (x) the date of the occurrence of a Secured Debt Ratio Event and (y) the last day of the applicable fiscal quarter or fiscal year for which financial statements delivered pursuant to Section 7.1 or Section 7.2 evidence the occurrence of a Secured Debt Ratio Event to and until the date on which such Secured Debt Ratio Event is no longer continuing (as evidenced by the receipt and delivery to the holders of the Notes of a certificate from a Senior Financial Officer of the Company certifying that such Secured Debt Ratio Event has been cured), the Notes shall bear interest at the Secured Debt Ratio Adjusted Interest Rate; and

(ii) to the extent the Company has knowledge thereof, the Company shall promptly, and in any event within ten (10) Business Days after the Company has knowledge that a Secured Debt Ratio Event has occurred, notify the holders of the Notes in writing, sent in the manner provided in Section 18, that a Secured Debt Ratio Event has occurred and confirming the effective date of the Secured Debt Ratio Event and that the Secured Debt Ratio Adjusted Interest Rate will accrue from such effective date and will be payable on each subsequent interest payment date until such Secured Debt Ratio Event is no longer continuing, in consequence thereof.

(d) Notwithstanding anything to the contrary, if a Below Investment Grade Event and a Secured Debt Ratio Event are both continuing at the same time, then as of the date on which both such events first simultaneously existed and are continuing until the earliest date on which either or both events is no longer continuing, the Notes shall bear interest at an interest rate per annum which is 2.00% above the stated rate of the Notes (or the Default Rate based on the stated interest rate for the Note, as the case may be); *provided* that after such date if either the Below Investment Grade Event or the Secured Debt Ratio Event (but not both) shall continue, then the Notes shall bear interest at the Below Investment Grade Adjusted Interest Rate or the Secured Debt Ratio Adjusted Interest Rate, as applicable.

-2-

-3- (e) As used herein, “Below Investment Grade Adjusted Interest Rate” means the interest rate per annum which is 1.00% above the stated rate of the Notes (or the Default Rate based on the stated interest rate for the Note, as the case may be). For the avoidance of doubt, the Below Investment Grade Adjusted Interest Rate shall not apply unless and until a Below Investment Grade Event has occurred. (f) As used herein, a “Below Investment Grade Event” shall occur if: (i) at any time the Company has obtained a Debt Rating from only one Acceptable Rating Agency, the then most recent Debt Rating received from such Acceptable Rating Agency that is in full force and effect (not having been withdrawn) is below Investment Grade; (ii) at any time the Company has obtained a Debt Rating from two Acceptable Rating Agencies, the then lower of the most recent Debt Ratings received from the Acceptable Rating Agencies that are in full force and effect (not having been withdrawn) is below Investment Grade; (iii) at any time the Company has obtained a Debt Rating from three or more Acceptable Rating Agencies, the then second lowest of the most recent Debt Ratings received from the Acceptable Rating Agencies that is in full force and effect (not having been withdrawn) is below Investment Grade (provided, for the avoidance of doubt, if two or more of the most recent Debt Ratings are equal or equivalent to the lowest such Debt Rating, then one of such equal or equivalent Debt Ratings will be deemed to be the second lowest Debt Rating for purposes of such determination); or (iv) at any time the Company shall have failed to receive and deliver to the holders of the Notes a Debt Rating from at least one Acceptable Rating Agency as required by Section 9.8(a). For the avoidance of doubt, the Below Investment Grade Event shall end immediately upon the delivery by the Company of one or more Debt Ratings such that the foregoing conditions are no longer triggered. Upon the end of the Below Investment Grade Event, the applicable interest rate shall automatically return to the stated interest rate for the Notes (or the Default Rate based on the stated interest rate for the Notes, as the case may be). (g) As used herein, “Secured Debt Ratio” means the ratio of (a) Secured Debt minus Cash and Cash Equivalents held by the Company and its Subsidiaries that are consolidated with the Company for purposes of GAAP (other than any of the Company’s Subsidiaries which are SBIC Subsidiaries) to (b) the value of the total assets of the Company and its Subsidiaries that are consolidated with the Company for purposes of GAAP (other than any of the Company’s Subsidiaries which are SBIC Subsidiaries) minus Cash and Cash Equivalents held by the Company and its Subsidiaries that are consolidated with the Company for purposes of GAAP other than any of the Company’s Subsidiaries which are SBIC Subsidiaries; provided, such ratio shall be determined, without duplication, on a pro forma basis giving effect to the amount of cash the Company is projected to receive from selling assets, issuing equity or unsecured debt within the -4- succeeding sixty (60) days; provided that the Company has entered into a definitive agreement in respect of such asset sale, equity issuance or unsecured debt issuance, as applicable, which agreement provides for Company’s receipt of not less than the amount of such projected cash upon the closing of the relevant transaction within such sixty (60) day period. (h) As used herein, “Secured Debt Ratio Adjusted Interest Rate” means the interest rate per annum which is 1.50% above the stated rate of the Notes (or the Default Rate based on the stated interest rate for the Note, as the case may be). For the avoidance of doubt, the Secured Debt Ratio Adjusted Interest Rate shall not apply unless and until a Secured Debt Ratio Event has occurred. (i) As used herein, a “Secured Debt Ratio Event” shall occur if at any time the Company’s Secured Debt Ratio exceeds 50%. For the avoidance of doubt, the Secured Debt Ratio Event shall end immediately upon the Secured Debt Ratio (as evidenced by the receipt and delivery to the holders of the Notes of a certificate from a Senior Financial Officer of the Company certifying that such Secured Debt Ratio Event has been cured) being less than or equal to 50% (provided that the Secured Debt Ratio is in fact less than or equal to 50%). Upon the end of the Secured Debt Ratio Event, the applicable interest rate shall automatically return to the stated interest rate for the Notes or, if applicable, the Below Investment Grade Adjusted Interest Rate (or the Default Rate based on the applicable interest rate for the Notes, as the case may be). (j) Following the occurrence and during the continuance of an Event of Default, the Notes shall bear interest at the Default Rate. SECTION 2. SALE AND PURCHASE OF NOTES. Section 2.1. Purchase and Sale of Series 2026A Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Series 2026A Notes in the principal amount and tranche specified opposite such Purchaser’s name in the Purchaser Schedule at the purchase price of 100% of the principal amount thereof. The Purchasers’ obligations hereunder are several and not joint obligations and no Purchaser shall have any liability to any Person for the performance or non-performance of any obligation by any other Purchaser hereunder. Section 2.2. Additional Series of Notes. The Company may, from time to time, in its sole discretion but subject to the terms hereof, issue and sell one or more additional Series of its Notes under the provisions of this Agreement pursuant to a supplement (a “Supplement”) substantially in the form of Exhibit S. Each additional Series of Notes (the “Additional Notes”) issued pursuant to a Supplement shall be subject to the following terms and conditions: (i) each Series of Additional Notes, when so issued, shall be differentiated from all previous Series by sequential designation inscribed thereon; (ii) Additional Notes of the same Series may consist of more than one different and separate tranches and may differ with respect to outstanding principal amounts, -5- maturity dates, interest rates and premiums, if any, and price and terms of redemption or payment prior to maturity, but all such different and separate tranches of the same Series shall vote as a single class and constitute one Series; (iii) each Series of Additional Notes shall be dated the date of issue, bear interest at such rate or rates, mature on such date or dates, be subject to such mandatory and optional prepayment on the dates and at the premiums, if any, have such additional or different conditions precedent to closing, such representations and warranties and such additional covenants as shall be specified in the Supplement under which such Additional Notes are issued and upon execution of any such Supplement, this Agreement shall be amended (a) to reflect such additional covenants without further action on the part of the holders of the Notes outstanding under this Agreement, provided, that any such additional covenants shall inure to the benefit of all holders of Notes so long as any Additional Notes issued pursuant to such Supplement remain outstanding, and, provided further, for the avoidance of doubt, no covenant, definition or default expressly set forth in this Agreement as of the date of this Agreement shall be deemed to be amended or deleted in any respect to be less favorable to the holders of the Notes by virtue of the provisions of this clause (iii), and (b) to reflect such representations and warranties as are contained in such Supplement for the benefit of the holders of such Additional Notes in accordance with the provisions of Section 16; (iv) each Series of Additional Notes issued under this Agreement shall be in substantially the form of Exhibit 1 to Exhibit S hereto with such variations, omissions and insertions as are necessary or permitted hereunder; (v) the minimum principal amount of any Note issued under a Supplement shall be $100,000, except as may be necessary to evidence the outstanding amount of any Note originally issued in a denomination of $100,000 or more; (vi) all Additional Notes shall rank pari passu with all other outstanding Notes; and (vii) no Additional Notes shall be issued hereunder if at the time of issuance thereof and after giving effect to the application of the proceeds thereof, any Default or Event of Default shall have occurred and be continuing. SECTION 3. CLOSING. The sale and purchase of the Series 2026A Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, at 8:00 A.M. Chicago time (the “Closing”). The Closing shall be held on February 25, 2026 or on such other Business Day thereafter as may be agreed upon by the Company and the Purchasers of the Series 2026A Notes. At the Closing the Company will deliver to each Purchaser the Series 2026A Notes of the tranche to be purchased by such Purchaser in the form of a single Series 2026A Note for all such tranche of Series 2026A Notes to be purchased by such Purchaser (or, in each case, such greater number of Notes in denominations of at least $100,000 as such -6- Purchaser may request) dated the date of the Closing and registered in such Purchaser’s name (or in the name of its nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company pursuant to the applicable funding instructions in Section 4.10. If at the Closing the Company shall fail to tender such Series 2026A Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser’s satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure by the Company to tender such Series 2026A Notes or any of the conditions specified in Section 4 not having been fulfilled to such Purchaser’s satisfaction. SECTION 4. CONDITIONS TO CLOSING. Each Purchaser’s obligation to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, prior to or at the Closing, of the following conditions: Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at the Closing. Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing. Before and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Section 5.14) at the Closing, no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since December 31, 2025 that would have been prohibited by Section 10 had such Section applied since such date. Section 4.3. Compliance Certificates. (a) Officer’s Certificate. The Company shall have delivered to such Purchaser an Officer’s Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled. (b) Secretary’s Certificate. The Company shall have delivered to such Purchaser a certificate of a Responsible Officer, dated the date of the Closing, certifying as to (i) the resolutions attached thereto and other statutory trust proceedings relating to the authorization, execution and delivery of the Notes and this Agreement and (ii) the Company’s organizational documents as then in effect. Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing, from (a) Eversheds Sutherland LLP, counsel for the Company, substantially in the form set forth in Schedule 4.4(a) hereto and the Company hereby instructs its counsel to deliver such opinion to the Purchasers and (b) Chapman and Cutler LLP, the Purchasers’ special counsel in connection with such

-7- transactions, covering such matters incident to such transactions as such Purchaser may reasonably request. Section 4.5. Purchase Permitted by Applicable Law, Etc. On the date of the Closing such Purchaser’s purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by such Purchaser, such Purchaser shall have received an Officer’s Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted. Section 4.6. Sale of Other Notes. Contemporaneously with the Closing the Company shall sell to each other Purchaser and each other Purchaser shall purchase the Notes to be purchased by it at the Closing as specified in the Purchaser Schedule. Section 4.7. Payment of Special Counsel Fees. Without limiting Section 15.1, the Company shall have paid on or before the Closing the reasonable and documented out-of-pocket fees, charges and disbursements of the Purchasers’ special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one (1) Business Day prior to the Closing. Section 4.8. Private Placement Number. A Private Placement Number issued by the PPN CUSIP Unit of CUSIP Global Services (in cooperation with the SVO) shall have been obtained for each tranche of the Notes. Section 4.9. Changes in Corporate Structure. The Company shall not have changed its jurisdiction of incorporation or organization, as applicable, or been a party to any merger or consolidation or succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5 or, with respect to any series of Additional Notes, in any applicable Supplement. Section 4.10. Funding Instructions. (a) At least five (5) Business Days prior to the date of the Closing, each Purchaser shall have received written instructions signed by a Responsible Officer on letterhead of the Company specifying (i) the name and address of the transferee bank, (ii) such transferee bank’s ABA number, (iii) the account name and number into which the purchase price for the Notes is to be deposited which account shall be fully opened and able to receive micro deposits in accordance with this Section 4.10 at least five (5) Business Days prior to the Closing and (iv) contact information of a representative at the transferee bank and a representative at the Company who will be available to confirm such instructions by telephone. (b) Each Purchaser has the right, but not the obligation, upon written notice (which may be by email) to the Company, to elect to deliver a micro deposit (less than $50.00) to the account -8- identified in the written instructions no later than two (2) Business Days prior to Closing. If a Purchaser delivers a micro deposit, a Responsible Officer must verbally verify the receipt and amount of the micro deposit to such Purchaser on a telephone call initiated by such Purchaser prior to the Closing. The Company shall not be obligated to return the amount of the micro deposit, nor will the amount of the micro deposit be netted against the Purchaser’s purchase price of the Notes. (c) At least two (2) Business Days prior to the date of the Closing, if requested by a Purchaser, a Responsible Officer of the Company shall have confirmed the aforementioned written instructions in a live video conference call made available to the Purchasers. Section 4.11. Debt Rating. The Notes shall have received a Debt Rating of “BBB-” or better by KBRA, which Debt Rating shall specifically describe the Notes, including their interest rate, maturity and Private Placement Number. In the event such Debt Rating is not a public rating, the Company will provide to each Purchaser a Private Rating Letter evidencing such Debt Rating and a Private Rating Rationale Report with respect to such Debt Rating. Section 4.12. Compliance with All Outstanding Debt Obligations. On or prior to the date of the Closing, any consents or approvals required to be obtained from any holder or holders of any outstanding Indebtedness of the Company or its Subsidiaries and any amendments of agreements pursuant to which any Indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained (and shall be in full force and effect on the date of the Closing) and shall be satisfactory to each Purchaser and its special counsel. Section 4.13. Proceedings and Documents. All statutory trust and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be reasonably satisfactory to such Purchaser, and such Purchaser shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser may reasonably request. Section 4.14. Conditions to Issuance of Additional Notes. The obligations of the Additional Purchasers to purchase any Additional Notes shall be subject to the following conditions precedent, in addition to any conditions specified in the Supplement pursuant to which such Additional Notes may be issued: (a) Compliance Certificate. A duly authorized Senior Financial Officer shall execute and deliver to each Additional Purchaser and each holder of Notes an Officer’s Certificate dated the date of issue of such Series of Additional Notes stating that such officer has reviewed the provisions of this Agreement (including any Supplements hereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether the Company is in compliance with the requirements of Section 10.8 on such date (based upon the financial statements for the most recent fiscal quarter ended prior to the date of such certificate but after giving effect to the issuance of the Additional Notes and the application of the proceeds thereof). -9- (b) Execution and Delivery of Supplement. The Company and each such Additional Purchaser shall execute and deliver a Supplement substantially in the form of Exhibit S hereto. (c) Representations of Additional Purchasers. Each Additional Purchaser shall have confirmed in the Supplement that the representations set forth in Section 6 are true with respect to such Additional Purchaser on and as of the date of issue of the Additional Notes. (d) Execution and Delivery of Guaranty Ratification. Each Subsidiary Guarantor, if any, shall execute and deliver a ratification of its Subsidiary Guaranty. SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each Purchaser as of the date of the Closing that: Section 5.1. Organization; Power and Authority. The Company is a statutory trust duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and is duly qualified as a foreign statutory trust and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the statutory trust power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary statutory trust action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 5.3. Disclosure. (a) The Company, through its agents, Goldman Sachs & Co., Deutsche Bank Securities Inc. and SMBC Nikko Securities America, Inc., has delivered to each Purchaser a copy of the documents, certificates or other writings identified in Schedule 5.3 (the “Disclosure Documents”), relating to the transactions contemplated hereby. The Disclosure Documents fairly describe, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, Disclosure Documents, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company (other than financial projections, pro forma financial information, and other forward-looking information referenced in Section 5.3(b)) prior to February 11, 2026 in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement, the Disclosure Documents, and such documents, certificates or -10- other writings and such financial statements delivered to each Purchaser (other than financial projections, pro forma financial information, and other forward-looking information referenced in Section 5.3(b)) being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2024, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. (b) All financial projections, pro forma financial information and other forward-looking information which has been delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the case of financial projections and pro forma financial information, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (i) such financial information as it relates to future events is subject to significant uncertainty and contingencies (many of which are beyond the control of the Company) and are therefore not to be viewed as fact, and (ii) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein. Section 5.4. Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists, as of the Closing, of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor and (ii) the Company’s Trustees and executive officers. (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, and, to the extent applicable, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement. (c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. (d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law

-11- or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary. Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward- looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes). The Company and its Subsidiaries do not have any Material liabilities that are not disclosed in the Disclosure Documents. Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, (A) any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected or (B) the statutory trust agreements or other organizational documents of the Company, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary, in each case, except where any of the foregoing (other than clause (i)(B) above), individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 5.7. Governmental Authorizations, Etc. Assuming the accuracy of the representations and warranties of each of the Purchasers of the Notes, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes, other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder on Form 8-K, Form 10-Q, or Form 10-K. Section 5.8. Litigation; Observance of Agreements, Statutes and Orders. (a) There are no actions, suits, investigations or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. -12- (b) Neither the Company nor any Subsidiary is (i) in default under any agreement or instrument to which it is a party or by which it is bound, (ii) in violation of any order, judgment, decree or ruling of any court, any arbitrator or any Governmental Authority or (iii) in violation of any applicable law, ordinance, rule or regulation of any Governmental Authority (including Environmental Laws, the USA PATRIOT Act or any of the other laws and regulations that are referred to in Section 5.16), which default or violation would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 5.9. Taxes. The Company and its Subsidiaries have filed all material tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) where the failure to file or pay, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of U.S. federal, state or other taxes for all fiscal periods are adequate in all material respects. Section 5.10. Title to Property; Leases. The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after such date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects. Section 5.11. Licenses, Permits, Etc. (a) The Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, proprietary software, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others, except for any such conflicts that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (b) To the best knowledge of the Company, no product or service of the Company or any of its Subsidiaries infringes any license, permit, franchise, authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned by any other Person, except for any such infringements that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. (c) To the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any license, permit, franchise, -13- authorization, patent, copyright, proprietary software, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries. Section 5.12. Compliance with ERISA. Neither the Company nor any ERISA Affiliate maintains, contributes to or is obligated to maintain or contribute to, or has, at any time within the past six years, maintained, contributed to or been obligated to maintain or contribute to, any employee benefit plan which is subject to Title I or Title IV of ERISA or section 4975 of the Code. The Company and its Subsidiaries do not have any Non-U.S. Plans. The assets of the Company are not “plan assets” within the meaning of Section 3(42) of ERISA. The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company to each Purchaser in the preceding sentence of this Section 5.12 is made in reliance upon and subject to the accuracy of such Purchaser’s representation in Section 6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser. Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2026A Notes or any similar Securities for sale to, or solicited any offer to buy the Series 2026A Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than fifty (50) other Institutional Investors, each of which has been offered the Series 2026A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2026A Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction. Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder to repay outstanding indebtedness and for other general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of December 31, 2025 (including descriptions of the obligors and obligees, principal amounts outstanding, any collateral therefor and any Guarantee thereof), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. As of December 31, 2025, neither the Company nor any Subsidiary is in default and no waiver of default is currently -14- in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness. (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15. Section 5.16. Foreign Assets Control Regulations, Etc. (a) Neither the Company nor any Controlled Entity (i) is a Blocked Person or Canada Blocked Person, (ii) has been notified that its name appears or may in the future appear on a State Sanctions List or (iii) is a target of sanctions that have been imposed by the United Nations, Canada, the United Kingdom or the European Union. (b) Neither the Company nor any Controlled Entity (i) has violated, been found in violation of, or been charged or convicted under, any applicable U.S. Economic Sanctions Laws, any Canadian Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws or (ii) to the Company’s knowledge, is under investigation by any Governmental Authority for possible violation of any U.S. Economic Sanctions Laws, any Canadian Economic Sanctions Laws, Anti-Money Laundering Laws or Anti-Corruption Laws. (c) No part of the proceeds from the sale of the Notes hereunder: (i) constitutes or will constitute funds obtained on behalf of any Blocked Person or Canada Blocked Person or will otherwise be used by the Company or any Controlled Entity, directly or indirectly, (A) in connection with any investment in, or any transactions or dealings with, any Blocked Person or Canada Blocked Person, (B) for any purpose that would cause any Purchaser to be in violation of any U.S. Economic Sanctions Laws or any Canadian Economic Sanctions Laws or (C) otherwise in violation of any U.S. Economic Sanctions Laws or any Canadian Economic Sanctions Laws; (ii) will be used, directly or indirectly, in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Money Laundering Laws; or (iii) will be used, directly or indirectly, for the purpose of making any improper payments, including bribes, to any Governmental Official or commercial counterparty in

-15- order to obtain, retain or direct business or obtain any improper advantage, in each case which would be in violation of, or cause any Purchaser to be in violation of, any applicable Anti-Corruption Laws. (d) The Company has established procedures and controls which it reasonably believes are adequate (and otherwise comply with applicable law) to ensure that the Company and each Controlled Entity is and will continue to be in compliance with all applicable U.S. Economic Sanctions Laws, Canadian Economic Sanctions Laws, Anti-Money Laundering Laws and Anti-Corruption Laws. Section 5.17. Status under Certain Statutes. Neither the Company nor any Subsidiary is subject to regulation under the Public Utility Holding Company Act of 2005, the ICC Termination Act of 1995, or the Federal Power Act. Section 5.18. Environmental Matters. (a) Neither the Company nor any Subsidiary has received any written notice of any claim and no proceeding has been instituted asserting any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as would not reasonably be expected to result in a Material Adverse Effect. (b) Neither the Company nor any Subsidiary has knowledge of any facts which would reasonably be expected to give rise to any claim, public or private, of violation of Environmental Laws by the Company or any Subsidiary, except, in each case, such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (c) Neither the Company nor any Subsidiary has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them in a manner which is contrary to any Environmental Law that could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. (d) Neither the Company nor any Subsidiary has disposed of any Hazardous Materials in a manner which would reasonably be expected to give rise to liability under any Environmental Law that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 5.19. Investment Company Act. (a) Status as Business Development Company. The Company has elected to be regulated as a “business development company” within the meaning of the Investment Company Act and has elected to be treated, and intends to operate as, a RIC under Subchapter M of the Code. (b) Compliance with Investment Company Act. The business and other activities of the Company and its Subsidiaries, including the issuance of the Notes hereunder, the application of the proceeds and repayment thereof by the Company and the consummation of the transactions contemplated by this Agreement do not result in a violation or breach in any material respect of -16- the provisions of the Investment Company Act or any rules, regulations or orders issued by the SEC thereunder, in each case that are applicable to the Company and its Subsidiaries. (c) Investment Policies. The Company is in compliance in all respects with the Investment Policies, except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Section 5.20. Ranking of Obligations. The Company’s payment obligations under this Agreement and the Notes will, upon issuance of the Notes, rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness of the Company. SECTION 6. REPRESENTATIONS OF THE PURCHASERS. Section 6.1. Purchase for Investment. (a) Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser’s or their property shall at all times be within such Purchaser’s or their control. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes. (b) Each Purchaser severally understands and agrees that it will not transfer the Notes or any part or portion thereof held by it (i) to any Person who is not an Institutional Investor or, so long as no Event of Default shall have occurred and be continuing, who is a Competitor or (ii) in violation of applicable law. Section 6.2. Source of Funds. Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a “Source”) to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder: (a) the Source is an “insurance company general account” (as the term is defined in the United States Department of Labor’s Prohibited Transaction Exemption (“PTE”) 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the NAIC (the “NAIC Annual Statement”)) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser’s state of domicile; or -17- (b) the Source is a separate account that is maintained solely in connection with such Purchaser’s fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or (d) the Source constitutes assets of an “investment fund” (within the meaning of Part VI of PTE 84-14 (the “QPAM Exemption”)) managed by a “qualified professional asset manager” or “QPAM” (within the meaning of Part VI of the QPAM Exemption), no employee benefit plan’s assets that are managed by the QPAM in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, represent more than 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM maintains an ownership interest in the Company that would cause the QPAM and the Company to be “related” within the meaning of Part VI(h) of the QPAM Exemption and (i) the identity of such QPAM and (ii) the names of any employee benefit plans whose assets in the investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Part VI(c)(1) of the QPAM Exemption) of such employer or by the same employee organization, represent 10% or more of the assets of such investment fund, have been disclosed to the Company in writing pursuant to this clause (d); or (e) the Source constitutes assets of a “plan(s)” (within the meaning of Part IV(h) of PTE 96-23 (the “INHAM Exemption”)) managed by an “in-house asset manager” or “INHAM” (within the meaning of Part IV(a) of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of “control” in Part IV(d)(3) of the INHAM Exemption) owns a 10% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (e); or (f) the Source is a governmental plan; or -18- (g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (g); or (h) the Source does not include “assets” of any employee benefit plan, other than a plan exempt from the coverage. As used in this Agreement, the terms “employee benefit plan,” “governmental plan,” and “separate account” shall have the respective meanings assigned to such terms in section 3 of ERISA. Section 6.3. Reliance. Each Purchaser severally (a) acknowledges that the Placement Agents may rely on the representations and warranties of such Purchaser contained in this Section 6 as if it were a party to this Agreement; (b) represents and warrants (for itself and for each account for which such Purchaser is acquiring the Notes) that such Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by the Placement Agents, any of their respective Affiliates or any of their respective Control persons, officers, directors or employees, in making its investment or decision to invest in the Company; and (c) agrees (for itself and for each account for which such Purchaser is acquiring the Notes) that none of the Placement Agents, any of their respective Affiliates or any of their respective Control persons, officers, directors or employees shall be liable to any Purchaser in connection with its purchase of the Notes, except to the extent arising from fraud, gross negligence or willful misconduct. SECTION 7. INFORMATION AS TO COMPANY. Section 7.1. Financial and Business Information. The Company shall deliver to each holder of a Note that is an Institutional Investor: (a) Quarterly Statements — within 60 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Quarterly Report on Form 10-Q (the “Form 10-Q”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of, (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter,

-19- setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; (b) Annual Statements — within 105 days (or such shorter period as is the earlier of (x) 15 days greater than the period applicable to the filing of the Company’s Annual Report on Form 10-K (the “Form 10-K”) with the SEC regardless of whether the Company is subject to the filing requirements thereof and (y) the date by which such financial statements are required to be delivered under any Material Credit Facility or the date on which such corresponding financial statements are delivered under any Material Credit Facility if such delivery occurs earlier than such required delivery date) after the end of each fiscal year of the Company, duplicate copies of (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, and (ii) consolidated statements of income, changes in shareholders’ equity and cash flows of the Company and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon (without a “going concern” or similar qualification or exception and without any qualification or exception as to the scope of the audit on which such opinion is based) of independent public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances; (c) SEC and Other Reports — promptly upon their becoming available, one copy of (i) each financial statement, report, notice, proxy statement or similar document sent by the Company or any other Obligor to its public Securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any other Obligor with the SEC and of all press releases and other statements made available generally by the Company or any other Obligor to the public concerning developments that are Material; (d) Notice of Default or Event of Default — promptly, and in any event within five (5) days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect -20- to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto; (e) Notices from Governmental Authority — promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect; (f) Resignation or Replacement of Auditors — within 10 days following the date on which the Company’s auditors resign or the Company elects to change auditors, as the case may be, notification thereof, together with such further information as the Required Holders may reasonably request; (g) Requested Information — with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries (including actual copies of the Company’s Form 10-Q and Form 10-K) or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of a Note; and (h) Supplements — promptly, and in any event within ten (10) Business Days after the execution and delivery of any Supplement, a copy thereof. Section 7.2. Officer’s Certificate. Each set of financial statements delivered to a holder of a Note pursuant to Section 7.1(a) or Section 7.1(b) shall be accompanied by a certificate of a Senior Financial Officer: (a) Covenant Compliance — setting forth the information from such financial statements that is required in order to establish whether the Company was in compliance with the requirements of Section 10.8 and any Incorporated Covenant during the quarterly or annual period covered by the financial statements then being furnished (including with respect to each such provision that involves mathematical calculations, the information from such financial statements that is required to perform such calculations) and detailed calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Section, and the calculation of the amount, ratio or percentage then in existence. In the event that the Company or any Subsidiary has made an election to measure any financial liability using fair value (which election is being disregarded for purposes of determining compliance with this Agreement pursuant to Section 22.2) as to the period covered by any such financial statement, such Senior Financial Officer’s certificate as to such period shall include a reconciliation from GAAP with respect to such election; (b) Default or Event of Default — certifying that such Senior Financial Officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or -21- her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto; and (c) Subsidiary Guarantors – setting forth a list of all Subsidiaries that are Subsidiary Guarantors and certifying that each Subsidiary that is required to be a Subsidiary Guarantor pursuant to Section 9.7 is a Subsidiary Guarantor, in each case, as of the date of such certificate of Senior Financial Officer. Section 7.3. Visitation. The Company shall permit the representatives of each holder of a Note that is an Institutional Investor: (a) No Default — if no Default or Event of Default then exists, at the expense of such holder and upon not less than ten (10) Business Days prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and (b) Default — if a Default or Event of Default then exists, at the expense of the Company to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested. Section 7.4. Electronic Delivery. Financial statements, opinions of independent certified public accountants, other information and Officer’s Certificates that are required to be delivered by the Company pursuant to Sections 7.1(a), (b), (c) or (h) and Section 7.2 shall be deemed to have been delivered if the Company satisfies any of the following requirements with respect thereto: (a) such financial statements satisfying the requirements of Section 7.1(a) or (b) and related Officer’s Certificate satisfying the requirements of Section 7.2 and any other information required under Section 7.1(c) are delivered to each holder of a Note by -22- e-mail at the e-mail address set forth in such holder’s Purchaser Schedule or as communicated from time to time in a separate writing delivered to the Company; (b) the Company shall have filed such Form 10–Q or Form 10–K, satisfying the requirements of Section 7.1(a), Section 7.1(b) or Section 7.1(h), as the case may be, with the SEC on EDGAR and shall have delivered any related Officer’s Certificate to each holder of a Note by e-mail; or (c) such financial statements satisfying the requirements of Section 7.1(a) or Section 7.1(b) and related Officer’s Certificate(s) satisfying the requirements of Section 7.2 are timely posted by or on behalf of the Company on Intralinks or on any other similar website to which each holder of Notes has free access; provided however, that in no case shall access to such financial statements, other information and Officer’s Certificates be conditioned upon any waiver or other agreement or consent (other than confidentiality provisions consistent with Section 20 of this Agreement); provided however, that in the case of any of clauses (b) or (c), the Company shall have given each holder of a Note written notice, which may be by e-mail, included in the Officer’s Certificate delivered pursuant to Section 7.2, or in accordance with Section 18, of such posting or filing in connection with each delivery, provided further, that upon request of any holder to receive paper copies of such forms, financial statements, other information and Officer’s Certificates or to receive them by e-mail, the Company will promptly e-mail them or deliver such paper copies, as the case may be, to such holder. Section 7.5. Limitation on Competitors. Under no circumstances shall the Company or any Subsidiary be required to disclose any information pursuant to Section 7.1(g) or 7.3 to any Person that is a Competitor. SECTION 8. PAYMENT AND PREPAYMENT OF THE NOTES. Section 8.1. Maturity. As provided therein, the entire unpaid principal balance of each Note shall be due and payable on the Maturity Date thereof. Section 8.2. Optional Prepayments. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding, in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount; provided, that, so long as no Default or Event of Default shall then exist, at any time on or after (i) December 15, 2028, in the case of the Tranche A Notes, and (ii) September 17, 2030, in the case of the Tranche B Notes, the Company may, at its option, upon notice as provided below, prepay all or any part of the Notes at 100% of the principal amount so prepaid, together with, in each case, accrued interest to the prepayment date. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 10 days and not more than 60 days prior to the date fixed for such prepayment unless the Company and the Required Holders agree to another time period

-23- pursuant to Section 17. Each such notice shall specify such date (which shall be a Business Day), the aggregate principal amount of Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two (2) Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date. Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments made pursuant to Section 8.8 shall be applied only to the Notes of the holders who have accepted the offer of prepayment and shall be allocated among all such Notes in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. For the avoidance of doubt, so long as no Event of Default then exists, the Company may optionally prepay any Series or tranche of Notes without the allocation of such prepayment among all of the Notes at the time outstanding, if such Series or tranche, as applicable, is paid in full without the payment of a Make-Whole Amount in accordance with the proviso in Section 8.2. Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note. Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except (a) upon the payment or prepayment of the Notes in accordance with this Agreement and the Notes or (b) pursuant to an offer to purchase made by the Company or an Affiliate pro rata to the holders of all Notes at the time outstanding upon the same terms and conditions. Any such offer shall provide each holder with sufficient information to enable it to make an informed decision with respect to such offer, and shall remain open for at least ten (10) Business Days. If the holders of more than 20% of the principal amount of the Notes then outstanding accept such offer, the Company shall promptly notify the remaining holders of such fact and the expiration date for the acceptance by holders of Notes of such offer shall be extended by the number of days necessary to give each such remaining holder at least five (5) Business Days from its receipt of such notice to accept such offer. The Company will promptly cancel all Notes acquired by it or -24- any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to this Agreement and no Notes may be issued in substitution or exchange for any such Notes. Section 8.6. Make-Whole Amount. The term “Make-Whole Amount” means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings: “Called Principal” means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. “Discounted Value” means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal. “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (a) 0.50% plus (b) the yield to maturity implied by the “Ask Yield(s)” reported as of 10:00 a.m. (New York City time) on the second (2nd) Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as “Page PX1” (or such other display as may replace Page PX1) on Bloomberg Financial Markets for the most recently issued actively traded on-the-run U.S. Treasury securities (“Reported”) having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there are no such U.S. Treasury securities Reported having a maturity equal to such Remaining Average Life, then such implied yield to maturity will be determined by (i) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between the “Ask Yields” Reported for the applicable most recently issued actively traded on-the-run U.S. Treasury securities with the maturities (1) closest to and greater than such Remaining Average Life and (2) closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. If such yields are not Reported or the yields Reported as of such time are not ascertainable (including by way of interpolation), then “Reinvestment Yield” means, with respect to the Called Principal of any Note, the sum of (x) 0.50% plus (y) the yield to maturity implied by the U.S. Treasury constant maturity yields reported, for the latest day for which such yields have been so reported as of the second (2nd) Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (or any comparable successor publication) for the U.S. Treasury constant -25- maturity having a term equal to the Remaining Average Life of such Called Principal as of such Settlement Date. If there is no such U.S. Treasury constant maturity having a term equal to such Remaining Average Life, such implied yield to maturity will be determined by interpolating linearly between (1) the U.S. Treasury constant maturity so reported with the term closest to and greater than such Remaining Average Life and (2) the U.S. Treasury constant maturity so reported with the term closest to and less than such Remaining Average Life. The Reinvestment Yield shall be rounded to the number of decimal places as appears in the interest rate of the applicable Note. “Remaining Average Life” means, with respect to any Called Principal, the number of years obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years, computed on the basis of a 360-day year comprised of twelve 30-day months and calculated to two decimal places, that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment. “Remaining Scheduled Payments” means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or Section 12.1. “Settlement Date” means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires. Section 8.7. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, (x) except as set forth in clause (y), any payment of interest on any Note that is due on a date that is not a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; and (y) any payment of principal of or Make-Whole Amount on any Note (including principal due on the Maturity Date of such Note) that is due on a date that is not a Business Day shall be made on the next succeeding Business Day and shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day. Section 8.8. Change in Control. (a) Notice of Change in Control. The Company will, within five (5) Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control, give written notice of such Change in Control to each holder of Notes. Such notice shall contain and constitute -26- an offer to prepay Notes as described in subparagraph (b) of this Section 8.8 and shall be accompanied by the certificate described in subparagraph (e) of this Section 8.8. (b) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraph (a) of this Section 8.8 shall be an offer to prepay, in accordance with and subject to this Section 8.8, all, but not less than all, the Notes held by each holder (in this case only, “holder” in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the “Section 8.8 Proposed Prepayment Date”). Such date shall be not less than 30 days and not more than 60 days after the date of such offer (if the Section 8.8 Proposed Prepayment Date shall not be specified in such offer, the Section 8.8 Proposed Prepayment Date shall be the first (1st) Business Day after the 45th day after the date of such offer). (c) Acceptance/Rejection. A holder of Notes may accept the offer to prepay made pursuant to this Section 8.8 by causing a notice of such acceptance to be delivered to the Company not later than 15 days after receipt by such holder of the most recent offer of prepayment (or such longer period as the Company may determine is required by law). A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section 8.8 shall be deemed to constitute rejection of such offer by such holder. (d) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section 8.8 shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to, but excluding, the date of prepayment, but without Make-Whole Amount or other premium. (e) Officer’s Certificate. Each offer to prepay the Notes pursuant to this Section 8.8 shall be accompanied by a certificate, executed by a Senior Financial Officer of the Company and dated the date of such offer, specifying: (i) the Section 8.8 Proposed Prepayment Date; (ii) that such offer is made pursuant to this Section 8.8; (iii) the principal amount of each Note offered to be prepaid; (iv) the interest that would be due on each Note offered to be prepaid, accrued to, but excluding, the Section 8.8 Proposed Prepayment Date; (v) that the conditions of this Section 8.8 have been fulfilled; and (vi) in reasonable detail, the nature and date or proposed date of the Change in Control. (f) All calculations contemplated in this Section 8.8 involving the capital stock of any Person shall be made with the assumption that all convertible Securities of such Person then outstanding and all convertible Securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire shares of capital stock of such Person were exercised at such time. (g) Definitions. “Change in Control” means (i) the Company shall cease to be managed by the External Manager or an Affiliate thereof that is organized under the laws of a jurisdiction located in the United States of America and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and in the business of managing or advising clients or (ii) the acquisition of ownership, directly or indirectly,

-27- beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof), other than a Permitted Holder, provided that all then applicable “know your customer” requirements of each holder of a Note have been satisfied, of shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding shares of capital stock, membership interest or partnership interest, as applicable, in the External Manager or the Company. SECTION 9. AFFIRMATIVE COVENANTS. The Company covenants that so long as any of the Notes are outstanding: Section 9.1. Compliance with Laws. Without limiting Section 10.4, the Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject (including ERISA, Environmental Laws, the USA PATRIOT Act and the other laws and regulations that are referred to in Section 5.16) and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, the Company will, and will cause its Subsidiaries to, conduct its business and other activities in compliance in all Material respects with the applicable provisions of the Investment Company Act and any applicable rules, regulations or orders issued by the SEC thereunder. Section 9.2. Insurance. The Company will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated. Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section 9.3 shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. -28- Section 9.4. Payment of Taxes and Claims. The Company will, and will cause each of its Subsidiaries to, file all material tax returns required to be filed in any jurisdiction and to pay and discharge all material taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent the same have become due and payable and before they have become delinquent and all material claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax, assessment, charge, levy or claim if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments, charges, levies and claims would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 9.5. Legal Existence, Etc. Subject to Section 10.2, the Company will at all times preserve and keep its statutory trust existence in full force and effect. Subject to Section 10.2, the Company will at all times preserve and keep in full force and effect the corporate (or other) existence of each of its Subsidiaries (other than Immaterial Subsidiaries) (unless merged into the Company or a Wholly-Owned Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate (or other) existence, right or franchise would not, individually or in the aggregate, have a Material Adverse Effect. Section 9.6. Books and Records. The Company will, and will cause each of its Subsidiaries to, maintain proper books of record and account in conformity with GAAP and all applicable requirements of any Governmental Authority having legal or regulatory jurisdiction over the Company or such Subsidiary, as the case may be. The Company will, and will cause each of its Subsidiaries to, keep books, records and accounts which, in reasonable detail, accurately reflect all transactions and dispositions of assets. The Company and its Subsidiaries have devised a system of internal accounting controls sufficient to provide reasonable assurances that their respective books, records, and accounts accurately reflect all transactions and dispositions of assets and the Company will, and will cause each of its Subsidiaries to, continue to maintain such system. Section 9.7. Subsidiary Guarantors. (a) The Company will cause each of its Subsidiaries that (i) guarantees any Indebtedness under any Material Credit Facility for which the Company is a borrower or (ii) otherwise becomes liable at any time, whether as a borrower or an additional or co‑borrower or otherwise, for or in respect of any Indebtedness under any Material Credit Facility for which the Company is a guarantor or borrower to concurrently therewith: (i) enter into (A) an agreement in form and substance satisfactory to the Required Holders providing for the guaranty by such Subsidiary, on a joint and several basis with all other such Subsidiaries, of (x) the prompt payment in full when due of all amounts payable by the Company pursuant to the Notes (whether for principal, interest, Make-Whole Amount or otherwise) and this Agreement, including all indemnities, fees and expenses payable by the Company thereunder and (y) the prompt, full and faithful -29- performance, observance and discharge by the Company of each and every covenant, agreement, undertaking and provision required pursuant to the Notes or this Agreement to be performed, observed or discharged by it (a “Subsidiary Guaranty”) or (B) a joinder to the Subsidiary Guaranty; and (ii) deliver the following to each holder of a Note: (A) an executed counterpart of such Subsidiary Guaranty or a joinder thereto; (B) a certificate signed by an authorized responsible officer of such Subsidiary containing representations and warranties on behalf of such Subsidiary to the same effect, mutatis mutandis, as those contained in Sections 5.1, 5.2, 5.6 and 5.7 of this Agreement (but with respect to such Subsidiary and such Subsidiary Guaranty rather than the Company); (C) all documents as may be reasonably requested by the Required Holders to evidence the due organization, continuing existence and, where applicable, good standing of such Subsidiary and the due authorization by all requisite action on the part of such Subsidiary of the execution and delivery of such Subsidiary Guaranty and the performance by such Subsidiary of its obligations thereunder; and (D) an opinion of counsel reasonably satisfactory to the Required Holders covering such matters relating to such Subsidiary and such Subsidiary Guaranty as the Required Holders may reasonably request. (b) At the election of the Company and by written notice to each holder of Notes, any Subsidiary Guarantor that has provided a Subsidiary Guaranty or joinder thereto under subparagraph (a) of this Section 9.7 may be discharged from all of its obligations and liabilities under its Subsidiary Guaranty and shall be automatically released from its obligations thereunder without the need for the execution or delivery of any other document by the holders, provided that (i) if such Subsidiary Guarantor is a guarantor or is otherwise liable for or in respect of any Material Credit Facility, then such Subsidiary Guarantor has been released and discharged (or will be released and discharged concurrently with the release of such Subsidiary Guarantor under its Subsidiary Guaranty) under such Material Credit Facility, (ii) at the time of, and after giving effect to, such release and discharge, no Default or Event of Default shall be existing, (iii) no amount is then due and payable under such Subsidiary Guaranty, (iv) if in connection with such Subsidiary Guarantor being released and discharged under any Material Credit Facility (other than in connection with a sale of such Subsidiary or its Equity Interests), any fee or other form of consideration is given to any holder of Indebtedness under such Material Credit Facility for such release, the holders of the Notes shall receive equivalent consideration substantially concurrently therewith and (v) each holder shall have received a certificate of a Responsible Officer certifying as to the matters set forth in clauses (i) through (iv). -30- Section 9.8. Rating Confirmation. (a) The Company shall at all times maintain a Debt Rating for the Notes from an Acceptable Rating Agency. (b) At any time that the Debt Rating maintained pursuant to clause (a) above is not a public rating, the Company will provide to each holder of a Note (x) at least annually (on or before each anniversary of the date of the Closing) and (y) promptly, upon any change in such Debt Rating, an updated Private Rating Letter evidencing such Debt Rating and an updated Private Rating Rationale Report with respect to such Debt Rating. In addition to the foregoing information, if the SVO or any other regulatory authority having jurisdiction over any holder of any Notes from time to time requires any additional information with respect to the Debt Rating, the Company shall use commercially reasonable efforts to procure such information from the Acceptable Rating Agency. Section 9.9. Most Favored Lender. (a) If a Specified Credit Facility shall include any MFL Financial Covenant or MFL Cure Right Provision and (i) such MFL Financial Covenant is not contained in this Agreement or (ii) such MFL Financial Covenant or MFL Cure Right Provision would be more beneficial to the holders of Notes than any analogous restriction, event of default, cure right or provision contained in this Agreement (any such restriction, event of default, cure right or provision, an “Additional Covenant”), then the Company shall provide a Most Favored Lender Notice to the holders of Notes; provided that, for the avoidance of doubt and without limiting the foregoing, the absence of an MFL Cure Right Provision in a Specified Credit Facility that has financial covenants that are the same as the financial covenants set forth in Section 10.8 (and have the same related definitions) would be more beneficial to the holders of Notes. Thereupon, unless waived in writing by the Required Holders within ten (10) Business Days after receipt of such notice by the holders of the Notes, such Additional Covenant (including any associated cure or grace period) shall be deemed automatically incorporated by reference into this Agreement, or in the case of the absence of an MFL Cure Right Provision in a Specified Credit Facility that has financial covenants that are the same as the financial covenants set forth in Section 10.8 (and have the same related definitions), the Cure Right set forth in this Agreement shall be deemed automatically removed from this Agreement, mutatis mutandis, as if set forth fully herein or so removed, without any further action required on the part of any Person, effective as of the date when such Additional Covenant became effective under such Specified Credit Facility. Thereafter, upon the request of any holder of a Note, the Company shall enter into any additional agreement or amendment to this Agreement reasonably requested by such holder evidencing any of the foregoing. (b) Any Additional Covenant (including any associated cure right, cure period and any associated defined term and all qualifications, limitations and exceptions thereto) incorporated into this Agreement pursuant to this Section 9.9 (herein referred to as an “Incorporated Covenant”) (i) shall be deemed automatically amended herein to reflect any subsequent waivers, supplements, modifications or amendments made to such Additional Covenant (including any associated cure right, cure period or grace period and any associated defined terms and all qualifications, limitations and exceptions thereto) under the Specified Credit Facility that contains the relevant Additional Covenant; provided that if any Default or Event of Default then exists (including in respect of such Incorporated Covenant) and the amendment of such Additional Covenant would result in such Additional Covenant being less restrictive on the Company, such Incorporated

-31- Covenant shall only be deemed automatically amended at such time as no Default or Event of Default then exists and (ii) shall be deemed automatically deleted from this Agreement at such time as such Additional Covenant is deleted or otherwise removed from the Specified Credit Facility, including if the Specified Credit Facility is terminated or otherwise no longer in effect; provided that, if a Default or an Event of Default then exists (including in respect of such Incorporated Covenant), such Incorporated Covenant shall only be deemed automatically deleted from this Agreement at such time as no Default or Event of Default then exists; provided further, however, that in the case of both clauses (i) and (ii) above, if any fee or other consideration shall be given to the lenders under such Specified Credit Facility for such amendment or deletion, the equivalent of such fee or other consideration (determined in the case of a fee as an equivalent proportion of outstanding commitments or principal amount, as applicable) shall be given, pro rata, to the holders of the Notes. Upon the request of the Company, the holders of Notes shall (at the Company’s sole cost and expense) enter into any additional agreement or amendment to this Agreement requested by the Company evidencing the waiver, supplement, modification or amendment or deletion of any such Incorporated Covenant in accordance with the terms hereof. For the avoidance of doubt, no covenant, definition or default expressly set forth in this Agreement as of the date of this Agreement (or incorporated into this Agreement by an amendment or modification to this Agreement other than pursuant to this Section 9.9) shall be deemed to be amended or deleted in any manner to be less restrictive on the Company by virtue of the provisions of this Section 9.9. Section 9.10. Ranking of Obligations. The Company’s payment obligations under this Agreement and the Notes shall at all times rank at least pari passu, without preference or priority, with all other unsecured and unsubordinated Indebtedness. Section 9.11. Status of RIC and BDC. The Company shall operate at all times, subject to any applicable grace periods set forth in the Code, as a RIC under the Code and as a “business development company” under the Investment Company Act. Section 9.12. Investment Policies. The Company (a) will comply in all material respects with the Investment Policies, (b) will not agree to or otherwise permit to occur any material change in the Investment Policies without the prior written consent of the Required Holders, and (c) will furnish to the holders of the Notes, at least ten (10) Business Days prior to its proposed effective date, prompt notice of any proposed changes in the Investment Policies. SECTION 10. NEGATIVE COVENANTS. The Company covenants that so long as any of the Notes are outstanding: Section 10.1. Transactions with Affiliates. The Company will not, and will not permit any of its Subsidiaries to enter into any transactions with any of its Affiliates, even if otherwise permitted under this Agreement, except: (a) transactions in the ordinary course of business at prices and on terms and conditions, taken as a whole, not materially less favorable to the Company or such -32- Subsidiary (other than a SBIC Subsidiary) than in good faith is believed could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Company and its Subsidiaries not involving any other Affiliate, (c) transactions permitted by Section 10.2(a), (b), (c) and (e), (d) Restricted Payments permitted by Section 10.6, (e) transactions described on Schedule 10.1 hereto (as amended, supplemented, restated or otherwise modified by notice from the Company to the holders of the Notes so long as (x) in the aggregate, payments by the Company and its Subsidiaries are not materially increased, and (y) such amendment, supplement, restatement or other modification is not materially adverse to the holders); (f) any Investment that results in the creation of an Affiliate; (g) transactions between or among the Obligors and any SBIC Subsidiary or Financing Subsidiary or any “downstream affiliate” (as such term is used under the rules promulgated under the Investment Company Act) company of an Obligor at prices and on terms and conditions, taken as a whole, not materially less favorable to the Obligors than in good faith is believed could be obtained at the time on an arm’s-length basis from unrelated third parties; (h) the Company may issue and sell Equity Interests to its Affiliates; (i) transactions with one or more Affiliates (including co-investments) permitted by an exemptive order granted by the SEC (as may be amended from time to time), any no action letter or as otherwise permitted by applicable law, rule or regulation and SEC staff interpretations thereof; (j) transactions between a Subsidiary that is not an Obligor and an Affiliate thereof that is not an Obligor; (k) transactions and documents governing transactions permitted under Section 10.2; (l) transactions approved by a majority of the independent members of the board of trustees of the Company; (m) the payment of reasonable fees to, and indemnities and director’s and officer’s insurance provided for the benefit of, directors, managers and officers of the External Manager, the Company or any Subsidiary in the ordinary course of business; -33- (n) transactions with or among any Portfolio Investment to the extent not otherwise prohibited hereunder; (o) employment, severance, indemnification or compensation plan, agreement or arrangement and the payment of compensation (including bonuses) and any similar plans, agreements, arrangements or payments; (p) provision of benefits (including retirement, health, equity and other benefits plans) and indemnification to officers, directors, employees and consultants and all like and similar arrangements; (q) transactions between or among the Obligors and any Excluded Asset (i) arising from, in connection with or related to Standard Securitization Undertakings; and (ii) arising from, in connection with or related to Back-to-Back Transactions to the extent not otherwise prohibited hereunder; and (r) under or related to the Permitted Advisor Loan and permitted hereunder. Section 10.2. Fundamental Changes. The Company will not, nor will it permit any of the Subsidiary Guarantors to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up, dissolve or divide itself (or suffer any liquidation, dissolution or division). The Company will not, nor will it permit any of the Subsidiary Guarantors to, acquire any business or property from, or Capital Stock of, or be a party to any acquisition of, any Person, except for purchases or acquisitions of Portfolio Investments and other assets in the normal course of the day-to-day business activities of the Company and its Subsidiaries and not in violation of the terms and conditions of this Agreement. The Company will not, nor will it permit any of the Subsidiary Guarantors to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its assets, whether now owned or hereafter acquired, but excluding (i) any transaction permitted under Section 10.6 of this Agreement or Section 6.12 of the Bank Credit Agreement as in effect on the date of this Agreement; (ii) assets (other than Portfolio Investments) sold or disposed of in the ordinary course of business (including to make expenditures of cash in the normal course of the day-to-day business activities of the Company and its Subsidiaries) and (iii) subject to the provisions of clauses (d) and (e) below, Portfolio Investments. Notwithstanding the foregoing provisions of this Section: (a) any Subsidiary Guarantor of the Company may be merged or consolidated with or into the Company or any other Subsidiary Guarantor; provided that if any such transaction shall be between a Subsidiary Guarantor and a wholly owned Subsidiary Guarantor, the wholly owned Subsidiary Guarantor shall be the continuing or surviving entity; (b) any Subsidiary Guarantor of the Company may sell, lease, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Company or any wholly-owned Subsidiary Guarantor of the Company; -34- (c) the Capital Stock of any Subsidiary of the Company may be sold, transferred (including a deemed transfer resulting from a division or plan of division) or otherwise disposed of (including by way of consolidation or merger) (i) to the Company or any wholly-owned Subsidiary Guarantor of the Company or (ii) so long as such transaction results in an Obligor receiving the proceeds of such disposition, to any other Person; provided that in the case of this clause (ii), (x) if such Person is an Affiliate of the Company that is not an Obligor, such transaction shall be at prices and on terms and conditions, taken as a whole, not materially less favorable to such Obligor other than in good faith is believed to be obtained on an arm’s-length basis from unrelated third parties, and (y) if such Subsidiary is a Subsidiary Guarantor or holds any Portfolio Investments, the Company would not have been prohibited from disposing of all such Portfolio Investments and all other assets of such Subsidiary in one transaction to such other Person under any other term of this Agreement; (d) the Obligors may sell, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise Dispose of Portfolio Investments (other than to a Subsidiary that is not a Subsidiary Guarantor) so long as such sale, transfer or other disposition (and any Concurrent Transaction) permitted by Section 6.03(d) of the Bank Credit Agreement as in effect on the date of this Agreement; (e) the Obligors may sell, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise Dispose of Portfolio Investments to a Subsidiary that is not a Subsidiary Guarantor so long as permitted by Section 6.03(e) of the Bank Credit Agreement as in effect on the date of this Agreement; (f) the Company may merge or consolidate with, or acquire all or substantially all of the assets of, any other Person (including any Subsidiary Guarantor) so long as (i) the Company is the continuing or surviving entity in such transaction and (ii) at the time thereof and after giving effect thereto and any Concurrent Transaction, no Default or Event of Default shall have occurred or be continuing; provided that, in no event shall the Company enter in any transaction of merger or consolidation or amalgamation, or effect any internal reorganization, if the surviving entity would be organized under any jurisdiction other than a jurisdiction of the United States; (g) the Company and each of the Subsidiary Guarantors may sell, lease, transfer (including a deemed transfer resulting from a division or plan of division) or otherwise dispose of equipment or other property or assets that do not consist of Portfolio Investments so long as the aggregate amount of all such sales, leases, transfer and dispositions does not exceed $5,000,000 in any fiscal year; (h) the Obligors may transfer assets to an Excluded Asset or a Financing Subsidiary for the sole purpose of facilitating the transfer of assets (x) from one Excluded Asset or Financing Subsidiary (or a Subsidiary that was an Excluded Asset or a Financing Subsidiary immediately prior to such disposition) to another Excluded Asset or Financing Subsidiary, directly or indirectly through such Obligor (such assets, the “Transferred Assets”); provided that (i) no Event of Default exists and is continuing at such time,

-35- (ii) immediately after giving effect to such transfer and any Concurrent Transaction, the Covered Debt Amount (as defined in the Bank Credit Agreement) shall not exceed the Borrowing Base at such time, (iii) the Transferred Assets were transferred to such Obligor by the transferor Excluded Asset or Financing Subsidiary on the same Business Day that such assets are transferred by such Obligor to the transferee Excluded Asset or Financing Subsidiary and (iv) following such transfer such Obligor has no liability, actual or contingent, with respect to the Transferred Assets other than Standard Securitization Undertakings and Permitted SBIC Guarantees not prohibited by Section 6.01 of the Bank Credit Agreement and, solely in its capacity as “collateral manager,” “investment manager” or other similar roles for a CLO or SPV financing, other obligations customary for such role (for the avoidance of doubt, in determining for the purposes of this Agreement whether any Obligor has received Net Cash Proceeds (as defined in the Bank Credit Agreement) in respect of any transaction involving a Transferred Asset, the transfer of such Transferred Asset to and from such Obligor shall be deemed to be a single transaction) and (y) in connection with a Back-to-Back Transaction; and (i) the Company may dissolve or liquidate any Subsidiary Guarantor so long as in connection with such dissolution or liquidation, any and all of the assets of such Subsidiary Guarantor shall be distributed or otherwise transferred to an Obligor. Section 10.3. Lines of Business. The Company will not, nor will it permit any of the Subsidiary Guarantors to, engage to any material extent in any business in a manner that would violate its Investment Policies. The Company will not, nor will it permit any of its Subsidiaries to amend, modify, supplement or waive in any material respect the Investment Policies (other than a Permitted Policy Amendment). Section 10.4. Economic Sanctions, Etc. The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person or Canada Blocked Person), own or control a Blocked Person or Canada Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws or any Canadian Economic Sanctions Laws. Section 10.5. Liens. The Company will not, nor will it permit any of the Subsidiary Guarantors to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof (which, for the avoidance of doubt, shall not include participations in Investments to the extent that the portion of such Investment represented by such participation is not treated as a Portfolio Investment) except: (a) any Lien on any property or asset of the Company or any Subsidiary Guarantor existing on the date of this Agreement and set forth in Schedule 5.15 and any extensions, renewals and replacements thereof; provided that, (i) no such Lien shall extend -36- to any other property or asset of the Company or any of the Subsidiary Guarantors other than (x) after-acquired property that is affixed or incorporated into the property descriptions covered by such Lien as of the date of this Agreement and (y) proceeds and products thereof, accessions, replacements or additions thereto and improvements thereon, and (ii) any such Lien shall secure only those obligations which it secures on the date of this Agreement and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (b) Liens created pursuant to the Loan Documents; (c) for the avoidance of doubt, Liens on the assets of a Financing Subsidiary (or on the Equity Interests of such Financing Subsidiary to the extent securing Indebtedness of such Financing Subsidiary), Immaterial Subsidiary or Foreign Subsidiary securing obligations of such Financing Subsidiary, Immaterial Subsidiary or Foreign Subsidiary; (d) Liens on Special Equity Interests included in the Portfolio Investments of the Company but only to the extent securing obligations in the manner provided in the definition of “Special Equity Interests”; (e) Liens securing Indebtedness or other obligations (other than Contingent Secured Indebtedness (as defined in the Bank Credit Agreement)) in an aggregate outstanding principal amount not exceeding $20,000,000 at any one time outstanding (which may cover Portfolio Investments, but only to the extent released from the Lien in favor of the Collateral Agent pursuant to Section 10.03 of the Guarantee and Security Agreement), so long as the incurrence of such Indebtedness or other obligations is permitted under the Bank Credit Agreement in effect as of the date of this Agreement; (f) Permitted Liens; (g) Liens on (x) Equity Interests in any SBIC Subsidiary created in favor of the SBA or its designee, (y) Equity Interests in any SPE Subsidiary in favor of and required by any lender providing third-party financing to such SPE Subsidiary and (z) the direct ownership or economic interests, of any Obligor in an Excluded Asset to secure obligations owed to a creditor of such Excluded Asset; (h) Liens securing Hedging Agreements permitted under Section 6.04(c) of the Bank Credit Agreement as in effect on the date of this Agreement; (i) Liens securing Designated Indebtedness (as defined in the Bank Credit Agreement) permitted under Section 6.04(k) of the Bank Credit Agreement as in effect on the date of this Agreement; and (j) (i) Liens on assets not constituting Collateral securing Indebtedness permitted under Sections 6.01(g)(i) of the Bank Credit Agreement as in effect on the date of this Agreement and (ii) Liens on Investments subject to a repurchase obligation permitted under Section 6.01(g)(ii) of the Bank Credit Agreement as in effect on the date -37- of this Agreement or otherwise solely to the extent such Lien only covers (A) such Investments that are subject to the repurchase obligation on the date such obligation was incurred under Section 6.01(g)(ii) of the Bank Credit Agreement as in effect on the date of this Agreement or (B) such other Investments (which, in the case of any Investments that secure Contingent Secured Indebtedness, are permitted to secure Contingent Secured Indebtedness pursuant to the definition thereof) so long as immediately after giving effect to the granting of such Lien on such other Investments and any Concurrent Transaction, (x) no Default or Event of Default shall have occurred and be continuing, and (y) the granting of such Lien is permitted by Section 6.02(j) of the Bank Credit Agreement as in effect on the date of this Agreement. Section 10.6. Restricted Payments. The Company will not, nor will it permit any of the Subsidiary Guarantors to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that the Company may declare and pay: (a) dividends with respect to the Capital Stock of the Company payable solely in additional shares of the Company’s common stock, which may include a combination of cash and stock; provided that, such cash dividend would otherwise be permitted pursuant to another clause of this Section 10.6; (b) dividends and distributions in either case in cash or other property (excluding for this purpose the Company’s common stock which, for the avoidance of doubt, will be permitted without restriction) in or with respect to any taxable year (or any calendar year, as relevant) of the Company in amounts not to exceed 110% of the higher of (x) the net investment income of the Company for the applicable year determined in accordance with GAAP and (y) the minimum amounts required to be distributed to allow the Company (i) to satisfy the minimum distribution requirements imposed by Section 852(a) of the Code (or any successor thereto) to maintain the Company’s eligibility to be taxed as a RIC for any such taxable year, (ii) to reduce to zero (0) for any such taxable year its liability for federal income taxes imposed on (A) its investment company taxable income pursuant to Section 852(b)(1) of the Code (or any successor thereto), and (B) its net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) to reduce to zero (0) its liability for federal excise taxes for any calendar year imposed pursuant to Section 4982 of the Code (or any successor thereto); and (c) other Restricted Payments so long as on the date of such other Restricted Payment and after giving effect thereto and to any Concurrent Transaction, (i) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (ii) such Restricted Payment is permitted by Section 6.05(c) of the Bank Credit Agreement as in effect on the date of this Agreement. Nothing herein shall be deemed to prohibit the payment of Restricted Payments by any Subsidiary of the Company to the Company or to any other Subsidiary Guarantor. For the avoidance of doubt, the Company shall not declare any dividend to the extent such declaration violates the provisions of the Investment Company Act applicable to it and -38- the determination of the amounts referred to in paragraph (b) above shall be made separately for the taxable year and the calendar year and the limitation on dividends or distributions imposed by such paragraphs shall apply separately to the amounts so determined. Section 10.7. [Reserved]. Section 10.8. Certain Financial Covenants. (a) Minimum Shareholders’ Equity. The Company will not permit Shareholders’ Equity at the last day of any fiscal quarter of the Company to be less than $636,042,685 plus 25% of the net cash proceeds of the sale of Equity Interests by the Company and its Subsidiaries after May 12, 2025 (other than proceeds of (i) sales of Equity Interests by and among the Company and its Subsidiaries or (ii) any distribution or dividend reinvestment plan). (b) Asset Coverage Ratio. The Company will not permit the Asset Coverage Ratio of the Company to be less than 1.50 to 1. (c) Cure Right. If, within thirty (30) calendar days after delivery of an officer’s certificate delivered pursuant to Section 7.2(a), which certificate demonstrates (i) a Financial Covenant Default and (ii) an Asset Coverage Ratio not less than 1.35:1.00, the Company may present the holders of the Notes with a reasonably feasible plan for the Company to offer or sell Equity Interests or raise Indebtedness of the Company or any of its subsidiaries (the “Cure Right”), the proceeds of which shall be deemed received immediately prior to such default and used immediately prior to such default as specified in such plan to enable such Financial Covenant Default to be cured within one hundred twenty (120) calendar days after the end of the applicable quarter or fiscal year to which such officer’s certificate relates, then, once such plan is submitted, the Company shall be deemed to have complied with the relevant covenant under Section 10.8 that gave rise to such Financial Covenant Default as of the relevant date of determination and each subsequent fiscal quarter within such one hundred twenty (120) day period with the same effect as though there had been no failure to comply therewith at such date, and the applicable Financial Covenant Default that had occurred shall be deemed cured for each subsequent fiscal quarter for the purposes of this Agreement; provided, that if the transaction specified in such plan is not consummated within such 120-day period, it shall constitute an immediate Event of Default. Notwithstanding anything herein to the contrary, (i) no more than two (2) Cure Rights may be exercised during the term of this Agreement, and (ii) the Cure Right shall not be exercised in any two (2) consecutive fiscal quarters (which, for the avoidance of doubt, shall not include any subsequent fiscal quarter within any applicable 120-day period). The holders of the Notes agree that from and after their receipt of notice from the Company of its intent to exercise the Cure Right in respect of any Financial Covenant Default in accordance with this Section 10.8(c), no holder of the Notes shall accelerate its Notes or exercise any of its rights or remedies pursuant to Section 12 solely on the basis of the occurrence and continuance of such Financial Covenant Default during the period from the date of delivery of such notice and until the date that is one hundred twenty (120) calendar days after the expiration of the end of the applicable quarter or fiscal year to which such officer’s certificate relates.

-39- Section 10.9. [Reserved]. Section 10.10. Certain Restrictions on Subsidiaries. The Company will not permit any of its Subsidiaries (other than Financing Subsidiaries) to enter into or suffer to exist any indenture, agreement, instrument or other arrangement (other than the Loan Documents) that prohibits or restrains, in each case in any material respect, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the declaration or payment of dividends, the making of loans, advances, guarantees or Investments or the sale, assignment, transfer or other disposition of property to the Company by any Subsidiary (other than a Financing Subsidiary); provided that the foregoing shall not apply to (i) indentures, agreements, instruments or other arrangements pertaining to other Indebtedness permitted under the Bank Credit Agreement as in effect on the date of this Agreement (provided that such restrictions would not adversely affect the exercise of rights or remedies of the holders of the Notes hereunder or restrict any Subsidiary in any manner from performing its obligations under a Subsidiary Guaranty) and (ii) indentures, agreements, instruments or other arrangements pertaining to any lease, sale or other disposition of any asset permitted by this Agreement or any Lien permitted by this Agreement on such asset so long as the applicable restrictions only apply to the assets subject to such lease, sale, other disposition or Lien. Section 10.11. SBIC Guarantee. The Company will not, nor will it permit any of its Subsidiaries to, cause or permit the occurrence of any event or condition that would result in any recourse to any Obligor under any Permitted SBIC Guarantee. Section 10.12. Outbound Investment Rules. The Company will not, and will not permit any of its Subsidiaries to, (a) be or become a “covered foreign person,” as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction,” as each such term is defined in the Outbound Investment Rules, if the Company were a United States Person or (iii) any other activity that would cause the holders of the Notes to be in violation of the Outbound Investment Rules or cause the holders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement. SECTION 11. EVENTS OF DEFAULT. An “Event of Default” shall exist if any of the following conditions or events shall occur and be continuing: (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or (b) the Company defaults in the payment of any interest on any Note for more than five (5) Business Days after the same becomes due and payable; or (c) subject to Section 10.8(c), the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or Section 10.8, any Incorporated -40- Covenant or any covenant in a Supplement which specifically provides that it shall have the benefit of this paragraph (c); or (d) the Company or any Subsidiary Guarantor defaults in the performance of or compliance with any term contained herein or in any Supplement (other than those referred to in Sections 11(a), (b) and (c)) or in any Subsidiary Guaranty and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a “notice of default” and to refer specifically to this Section 11(d)); or (e) (i) any representation or warranty made in writing by or on behalf of the Company or by any Responsible Officer of the Company in this Agreement or in any Supplement or any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made, or (ii) any representation or warranty made in writing by or on behalf of any Subsidiary Guarantor or by any officer of such Subsidiary Guarantor in any Subsidiary Guaranty or any writing furnished in connection with such Subsidiary Guaranty proves to have been false or incorrect in any material respect on the date as of which made; or (f) (i) the Company or any Subsidiary (other than an Immaterial Subsidiary) is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 (or its equivalent in the relevant currency of payment) beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary (other than Immaterial Subsidiaries) is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $50,000,000 (or its equivalent in the relevant currency of payment) or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time) other than with respect to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, the net cash proceeds of which are used to repay such Indebtedness within thirty (30) days after such sale or transfer and other than with respect to convertible debt that becomes due as a result of a conversion or redemption event, other than as a result of an “event of default” (as defined in the documents governing such convertible debt), (x) the Company or any Subsidiary (other than an Immaterial Subsidiary) has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $50,000,000 (or its equivalent in the relevant currency of payment), or (y) one or more Persons have the right to require the Company or any Subsidiary (other than Immaterial Subsidiaries) so to purchase or repay such Indebtedness -41- in each case other than a default, event, or condition that relates to a Change in Control and with respect to which Section 8.8 applies; or (g) the Company or any Subsidiary (other than an Immaterial Subsidiary) (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or (h) a court or other Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries (other than Immaterial Subsidiaries), a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries (other than Immaterial Subsidiaries), or any such petition shall be filed against the Company or any of its Subsidiaries (other than Immaterial Subsidiaries) and such petition shall not be dismissed within 60 days; or (i) one or more final judgments or orders for the payment of money aggregating in excess of $50,000,000 (or its equivalent in the relevant currency of payment), including any such final order enforcing a binding arbitration decision, are rendered against one or more of the Company and its Subsidiaries (other than Immaterial Subsidiaries) and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or (j) any Subsidiary Guaranty shall cease to be in full force and effect, any Subsidiary Guarantor or any Person acting on behalf of any Subsidiary Guarantor shall contest in any manner the validity, binding nature or enforceability of any Subsidiary Guaranty, or the obligations of any Subsidiary Guarantor under any Subsidiary Guaranty are not or cease to be legal, valid, binding and enforceable in accordance with the terms of such Subsidiary Guaranty. SECTION 12. REMEDIES ON DEFAULT, ETC. Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company described in Section 11(g) or (h) (other than an Event of Default described in clause (i) of Section 11(g) or described in clause (vi) of Section 11(g) by virtue of the fact that such clause -42- encompasses clause (i) of Section 11(g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable. (b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable. (c) If any Event of Default described in Section 11(a) or (b) has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon (including interest accrued thereon at the Default Rate) and (y) the Make-Whole Amount determined in respect of such principal amount of a Note shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances. Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note or Subsidiary Guaranty, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to Section 12.1(b) or (c), the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate (b) neither the Company nor any other Person shall have paid any amounts which have become due solely by reason of such declaration, (c) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (d) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

-43- Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder’s rights, powers or remedies. No right, power or remedy conferred by this Agreement, any Subsidiary Guaranty or any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay on demand such further amount as shall be sufficient to cover all reasonable and documented out-of-pocket costs and expenses of up to one firm of outside counsel reasonably acceptable to each holder of the Notes for all of the holders of the Notes collectively incurred in any enforcement or collection under this Section 12. SECTION 13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES. Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes and the principal amount (and the stated interest) of the Notes shall be registered in such register. If any holder of one or more Notes is a nominee, then (a) the name and address of the beneficial owner of such Note or Notes shall also be registered in such register as an owner and holder thereof and (b) at any such beneficial owner’s option, either such beneficial owner or its nominee may execute any amendment, waiver or consent pursuant to this Agreement. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes. The entries in the register shall be conclusive absent manifest error, and the Company and the Purchasers shall treat each Person whose name is recorded in the register pursuant to the terms hereof as a Purchaser hereunder for all purposes of this Agreement. Section 13.2. Transfer and Exchange of Notes. (a) Subject to Section 13.1 and clause (b) below, any registered holder of a Note or a Purchaser (an “Assigning Party”) may assign to one or more assignees (other than, so long as no Default or Event of Default shall have occurred and be continuing, a Competitor) (an “Assignee”) all or a portion of its rights and obligations under its Note and/or under this Agreement. (b) Any such assignment or transfer shall be subject to the following conditions: (i) the Assigning Party shall deliver to the Company a written instrument of transfer duly executed by the Assigning Party or such Assigning Party’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof; (ii) the Assignee shall have made the representations set forth in Section 6.2 to the Company; provided, that in the event the Assigning Party shall assign or transfer to a Private Placement Agent which holds the Notes only in connection with its role as an intermediary in the prompt and expeditious sale in accordance with customary financial market conditions to another purchasing Institutional Investor, the Assigning Party may instruct such Private Placement Agent -44- to direct the Assignee to provide the Company, in writing, the relevant name, address and other information for notices of such Assignee; provided, however, that if disclosure is required by the transferee under clause (g) of Section 6.2, no transfer of Notes shall be permitted or effective except with the confirmation by the Company (which confirmation shall not be unreasonably withheld taking into account the specifics of the applicable disclosure) that the transfer will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code, provided that the Company shall only be required to use reasonable efforts to determine whether any such prohibition or tax applies; and (iii) an exemption from registration of the Notes under the Securities Act is available. (c) Upon satisfaction of the conditions set forth in clause (b) above and recordation on the register under Section 13.1 and surrender of any Note to the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)), for registration of transfer or exchange (and in the case of a surrender for registration of transfer accompanied by a written instrument of transfer duly executed by the registered holder of such Note or such holder’s attorney duly authorized in writing and accompanied by the relevant name, address and other information for notices of each transferee of such Note or part thereof), within ten (10) Business Days thereafter, the Company shall execute and deliver, at the Company’s expense (except as provided below), one or more new Notes of the same Series (and of the same tranche if such Series has separate tranches) (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Schedule 1 or attached to the applicable Supplement with respect to any Additional Notes. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided if necessary to enable the registration of transfer by a holder of its entire holding of Notes of a tranche, one Note of such tranche may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representations set forth in Section 6.2. Section 13.3. Replacement of Notes. Upon receipt by the Company at the address and to the attention of the designated officer (all as specified in Section 18(iii)) of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation in the form of a lost note affidavit), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or Additional Purchaser or another holder of a Note with a minimum net worth of at least $100,000,000 or a Qualified Institutional Buyer, such Person’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or -45- (b) in the case of mutilation, upon surrender and cancellation thereof, within ten (10) Business Days thereafter, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same Series (and of the same tranche if such Series has separate tranches), dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. SECTION 14. PAYMENTS ON NOTES. Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, NY at the principal office of the External Manager in such jurisdiction located on the date hereof at 1633 Broadway, 48th Floor, New York, NY 10019. The Company (or its agent or sub-agent) may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction. Section 14.2. Payment by Wire Transfer. So long as any Purchaser or Additional Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company (or its agent or sub-agent) will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, interest and all other amounts becoming due hereunder by the method and at the address specified for such purpose below such Purchaser’s name in or, in the case of any Additional Purchaser Schedule attached to any Supplement to which such Additional Purchaser is a party, or by such other method or at such other address as such Purchaser or Additional Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or Additional Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by a Purchaser or Additional Purchaser or such Person’s nominee, such Person will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by a Purchaser or Additional Purchaser under this Agreement or any Supplement and that has made the same agreement relating to such Note as the Purchasers have made in this Section 14.2. Section 14.3. FATCA and Other Information. Each Purchaser (and each assignee thereof) shall provide to the Company (i) upon becoming a party to this Agreement, a Form W-9 (or its successor) certifying that such Purchaser (or assignee thereof) is entitled to an exemption from United States backup withholding tax or a Form W-8 (or its successor), (ii) in case of a Purchaser (or assignee) claiming the benefits of the exemption for portfolio interest under the -46- Code, (x) a certificate to the effect that such Purchaser (or assignee) is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Company within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Company as described in Section 881(c)(3)(C) of the Code and (iii) upon the request of the Company, other information or forms reasonably requested by the Company. By acceptance of any Note, the holder of such Note agrees that such holder will with reasonable promptness duly complete and deliver to the Company, or to such other Person as may be reasonably requested by the Company, from time to time (a) in the case of any such holder that is a United States Person, such holder’s United States tax identification number or other forms reasonably requested by the Company necessary to establish such holder’s status as a United States Person under FATCA or similar law and as may otherwise be necessary for the Company to comply with its obligations under FATCA or similar law and (b) in the case of any such holder that is not a United States Person, such documentation prescribed by applicable law (including as prescribed by section 1471(b)(3)(C)(i) of the Code) and such additional documentation as may be necessary for the Company to comply with its obligations under FATCA or similar law and to determine that such holder has complied with such holder’s obligations under FATCA or similar law or to determine the amount (if any) to deduct and withhold from any such payment made to such holder. “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Purchaser (and each assignee) agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so. Nothing in this Section 14.3 (other than the first sentence of this Section 14.3) shall require any holder to provide information that is confidential or proprietary to such holder unless the Company is required to obtain such information under FATCA and, in such event, the Company shall treat any such information it receives as confidential except if the Company (i) is required to disclose such information pursuant to applicable law or (ii) discloses such information as is necessary or advisable to reduce or eliminate withholding or other taxes. SECTION 15. EXPENSES, ETC. Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all reasonable and documented out-of- pocket costs and expenses (but limited, in the case of attorneys’ fees and expenses, to the reasonable and documented out-of-pocket attorneys’ fees of one special counsel (reasonably acceptable to each Purchaser and each other holder of a Note) for, collectively, the Purchasers (and Additional Purchasers under any Supplement) and each other holder of a Note, taken as a whole, and, if reasonably required by the Required Holders, one local counsel (reasonably acceptable to each Purchaser and each other holder of a Note) in each relevant jurisdiction) incurred by the Purchasers, the Additional Purchasers, if any, and each other holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement (including any Supplement), any Subsidiary Guaranty or the Notes (whether or not such amendment, waiver or consent becomes effective), including: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, any Subsidiary Guaranty or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement (including any Supplement), any Subsidiary Guaranty or the Notes, or by reason of being a holder

-47- of any Note, (b) the costs and expenses, including financial advisors’ fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes and any Subsidiary Guaranty and (c) the costs and expenses incurred in connection with the initial filing of this Agreement and all related documents and financial information with the SVO provided, that such costs and expenses under this clause (c) shall not exceed $3,500 for any Series or tranche thereof. If required by the NAIC, the Company shall obtain and maintain at its own cost and expense a Legal Entity Identifier (LEI). The Company will pay, and will save each Purchaser, each Additional Purchaser and each other holder of a Note harmless from, (i) all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those, if any, retained by a Purchaser, or other holder in connection with its purchase of the Notes), (ii) any and all wire transfer fees that any bank or other financial institution deducts from any payment under such Note to such holder or otherwise charges to a holder of a Note with respect to a payment under such Note and (iii) any judgment, liability, claim, order, decree, fine, penalty, cost, fee, expense (but limited, in the case of attorneys’ fees and expenses, to the reasonable and documented out-of-pocket attorneys’ fees of one special counsel for, collectively, the Purchasers, Additional Purchasers and each other holder of a Note, taken as a whole) or obligation resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company, in each case, other than any such judgment, liability, claim, order, decree, fine, cost, fee, expense (including reasonable attorneys’ fees and expenses) or obligation that resulted from (x) the bad faith, gross negligence or willful misconduct or breach of this Agreement or any Note by such Purchaser or such holder of a Note or (y) a claim between a Purchaser, Additional Purchaser or holder of a Note, on the one hand, and any other Purchaser, Additional Purchaser or holder of a Note, on the other hand (other than claims arising out of any act or omission by the Company and/or its Affiliates). Notwithstanding anything to the contrary, the Company shall not be liable to a Purchaser, Additional Purchaser, or holder of a Note for any special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of the transactions contemplated hereunder or under the Subsidiary Guaranty or any Note asserted by a Purchaser, Additional Purchaser, or a holder of a Note against the Company or any of its Affiliates. Section 15.2. Certain Taxes. The Company agrees to pay all stamp, documentary or similar taxes or fees which may be payable in respect of the execution and delivery or the enforcement of this Agreement or any Subsidiary Guaranty or the execution and delivery (but not the transfer) or the enforcement of any of the Notes in the United States or any other jurisdiction where the Company or any Subsidiary Guarantor has assets or of any amendment of, or waiver or consent under or with respect to, this Agreement or any Subsidiary Guaranty or of any of the Notes, and to pay any value added tax due and payable in respect of reimbursement of costs and expenses by the Company pursuant to this Section 15, and will save each holder of a Note to the extent permitted by applicable law harmless against any loss or liability resulting from nonpayment or delay in payment of any such tax or fee required to be paid by the Company hereunder, except taxes that are imposed as a result of a present or former connection between such Purchaser and the jurisdiction imposing such tax (other than connections arising from such Purchaser having executed, delivered, become a party to, performed its obligations under, received payments under, -48- received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement) with respect to an assignment. Section 15.3. Survival. The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, any Supplement, any Subsidiary Guaranty or the Notes, and the termination of this Agreement. SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein or in any Supplement shall survive the execution and delivery of this Agreement, such Supplement and the Notes, the purchase or transfer by any Purchaser or any Additional Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any Additional Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Supplement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement, the Notes and any Subsidiary Guaranties embody the entire agreement and understanding between each Purchaser and Additional Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof. SECTION 17. AMENDMENT AND WAIVER. Section 17.1. Requirements. (a) Amendments. This Agreement (including any Supplement) and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), only with the written consent of the Company and the Required Holders, except that: (i) no amendment or waiver of any of Sections 1, 2, 3, 4, 5, 6 or 20 hereof, or any defined term (as it is used therein), or the corresponding provision of any Supplement, or any defined term (as it is used in any such Section or such corresponding provision of any Supplement) will be effective as to any Purchaser or Additional Purchaser unless consented to by such Purchaser or Additional Purchaser in writing; and (ii) no amendment or waiver may, without the written consent of each Purchaser, Additional Purchaser and the holder of each Note at the time outstanding, (i) subject to Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of (x) interest on the Notes or (y) the Make-Whole Amount, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any amendment or waiver, or (iii) amend any of Sections 8 -49- (except as set forth in the second sentence of Section 8.2 (or such corresponding provision of any Supplement)), 11(a), 11(b), 12, 17 or 20. (b) Supplements. Notwithstanding anything to the contrary contained herein, the Company may enter into any Supplement providing for the issuance of one or more Series of Additional Notes consistent with, and in compliance with, Sections 2.2 and 4.14 hereof without obtaining the consent of any holder of any other Series of Notes. Section 17.2. Solicitation of Holders of Notes. (a) Solicitation. The Company will provide each holder of a Note with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof, any Supplement or of the Notes or any Subsidiary Guaranty. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to this Section 17 or any Subsidiary Guaranty to each holder of a Note promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes. (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security or provide other credit support, to any holder of a Note as consideration for or as an inducement to the entering into by such holder of any waiver or amendment of any of the terms and provisions hereof, any Supplement or of any Subsidiary Guaranty or any Note unless such remuneration is concurrently paid, or security is concurrently granted or other credit support concurrently provided, on the same terms, ratably to each holder of a Note even if such holder did not consent to such waiver or amendment. (c) Consent in Contemplation of Transfer. Any consent given pursuant to this Section 17 or any Subsidiary Guaranty by a holder of a Note that has transferred or has agreed to transfer its Note to (i) the Company, (ii) any Subsidiary or any other Affiliate or (iii) any other Person in connection with, or in anticipation of, such other Person acquiring, making a tender offer for or merging with the Company and/or any of its Affiliates, in each case in connection with such consent, shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder. Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 or any Subsidiary Guaranty applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any holder of a Note and no delay in exercising any rights hereunder -50- or under any Note or Subsidiary Guaranty shall operate as a waiver of any rights of any holder of such Note. Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of all or the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement, any Subsidiary Guaranty or the Notes, or have directed the taking of any action provided herein or in any Subsidiary Guaranty or the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding. SECTION 18. NOTICES. Except to the extent otherwise provided in Section 7.4, all notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by an internationally recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or priority or express mail with on-line tracking service available, (c) by an internationally recognized overnight delivery service (charges prepaid with on-line tracking service available) or (d) by e-mail, provided, that, in the case of this clause (d), upon written request of any holder to receive paper copies of such notices or communications, the Company will promptly deliver such paper copies to such holder. Any such notice must be sent: (i) if to any Purchaser or its nominee, to such Purchaser or nominee at the address specified for such communications in the Purchaser Schedule, or at such other address as such Purchaser or nominee shall have specified to the Company in writing, (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or at such other address as the Company shall have specified to the holder of each Note in writing, or (iv) if to an Additional Purchaser or such Additional Purchaser’s nominee, to such Additional Purchaser or such Additional Purchaser’s nominee at the address specified for such communications in Schedule A to any Supplement, or at such other address as such Additional Purchaser or such Additional Purchaser’s nominee shall have specified to the Company in writing. Notices under this Section 18 will be deemed given only when actually received. Notwithstanding anything to the contrary contained herein, any notice to be given by the Company (other than an Officer’s Certificate) may be delivered by an agent or sub-agent of the Company.

-51- SECTION 19. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser or Additional Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser or Additional Purchaser, may be reproduced by such Purchaser or Additional Purchaser by any photographic, photostatic, electronic, digital, or other similar process and such Purchaser or Additional Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser or Additional Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction. SECTION 20. CONFIDENTIAL INFORMATION. For the purposes of this Section 20, “Confidential Information” means information delivered to any Purchaser or Additional Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement or any Supplement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser or Additional Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser or Additional Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or Additional Purchaser or any Person acting on such Purchaser’s or Additional Purchaser’s behalf, (c) otherwise becomes known to such Purchaser or Additional Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such Purchaser or Additional Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser and Additional Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser or Additional Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser and Additional Purchaser, provided that such Purchaser or Additional Purchaser may deliver or disclose Confidential Information to (i) its affiliates and its and their respective directors, officers, employees (legal and contractual), agents, attorneys, trustees and partners (collectively, “Related Persons”) (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes) and such disclosure is made on a confidential basis, (ii) its auditors, financial advisors, investment advisors and other professional advisors and in the case of any Purchaser or holder that is a Related Fund, to the extent such disclosure reasonably relates to the administration and/or selection of the investment represented by such Related Fund’s Notes, to its investors and partners and their Related Persons, in each case under this clause (ii) who agree to hold confidential the Confidential Information substantially in accordance with this Section 20, (iii) any other holder of any Note, -52- (iv) any Institutional Investor to which it sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (v) any Person from which it offers to purchase any Security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by this Section 20), (vi) any federal, state or provincial regulatory authority having jurisdiction over such Purchaser, (vii) the NAIC or the SVO or, in each case, any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser’s or Additional Purchaser’s investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to such Purchaser or Additional Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser or Additional Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser or Additional Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser’s or Additional Purchaser’s Notes or this Agreement or any Subsidiary Guaranty. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement or any Subsidiary Guaranty. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying this Section 20. In the event that as a condition to receiving access to information relating to the Company or its Subsidiaries in connection with the transactions contemplated by or otherwise pursuant to this Agreement, any Purchaser or Additional Purchaser or holder of a Note is required to agree to a confidentiality undertaking (whether through Intralinks, another secure website, a secure virtual workspace or otherwise) which is different from this Section 20, this Section 20 shall not be amended thereby and, as between such Purchaser or Additional Purchaser or such holder and the Company, this Section 20 shall supersede any such other confidentiality undertaking. SECTION 21. SUBSTITUTION OF PURCHASER. Each Purchaser or Additional Purchaser shall have the right to substitute any one of its Affiliates or another Purchaser or Additional Purchaser or any one of such other Purchaser’s or Additional Purchaser’s Affiliates (other than any entity that has elected to be regulated as a “business development company” under the Investment Company Act or any Competitor) (a “Substitute Purchaser”) as the purchaser of the Notes that it has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser or Additional Purchaser and such Substitute Purchaser, shall contain such Substitute Purchaser’s agreement to be bound by this Agreement and shall contain a confirmation by such Substitute Purchaser of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, any reference to such Purchaser in this Agreement (other than in this Section 21) or any Additional Purchaser in any Supplement, shall be deemed to refer to such Substitute Purchaser in lieu of such original Purchaser or Additional Purchaser, as the case may be. In the event that such Substitute Purchaser is so substituted as a Purchaser hereunder or any -53- Additional Purchaser in any Supplement and such Substitute Purchaser thereafter transfers to such original Purchaser or Additional Purchaser all of the Notes then held by such Substitute Purchaser, upon receipt by the Company of notice of such transfer, any reference to such Substitute Purchaser as a “Purchaser” in this Agreement (other than in this Section 21), shall no longer be deemed to refer to such Substitute Purchaser, but shall refer to such original Purchaser or Additional Purchaser, as the case may be, and such original Purchaser or Additional Purchaser shall again have all the rights of an original holder of the Notes under this Agreement. SECTION 22. MISCELLANEOUS. Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement (including all covenants and other agreements contained in any Supplement) by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including any subsequent holder of a Note) whether so expressed or not; except that, subject to Section 10.2, the Company may not assign or otherwise transfer any of its rights or obligations hereunder or under the Notes without the prior written consent of each holder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. Section 22.2. Accounting Terms. (a) All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (i) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (ii) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Company to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made. (b) If the Company notifies the holders of the Notes that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if a holder notifies the Company that the Required Holders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. (c) All leases that are or would have been treated as operating leases for purposes of GAAP prior to the issuance on February 25, 2016 of the Accounting Standards Update No. 2016-02, Leases (Topic 842) (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for the purposes of this Agreement hereunder (whether or not such operating lease obligations were in effect on such date) -54- notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements to be delivered pursuant to this Agreement. Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction. Section 22.4. Construction, Etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person. Defined terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument, law, statute, rule, regulation, form or other document herein shall be construed as referring to such agreement, instrument, law, statute, rule, regulation, form or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein) and, for purposes of the Notes, shall also include any such notes issued in substitution therefor pursuant to Section 13, (b) subject to Section 22.1, any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement, and (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time. Section 22.5. Counterparts; Electronic Contracting. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Agreement and the other documents (other than the Notes). Delivery of an electronic signature to, or a signed copy of, this Agreement and such other documents (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other documents (other than the Notes) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notwithstanding the foregoing, if any Purchaser or Additional Purchaser shall request manually signed counterpart signatures to any document, the Company hereby agrees to use its reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable (but in any event within 30 days after such request or such longer period as the requesting Purchaser or Additional Purchaser and the Company may mutually agree).

Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

Section 22.7. Jurisdiction and Process; Waiver of Jury Trial. (a) The Company and each Purchaser and Additional Purchaser irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement or the Notes. To the fullest extent permitted by applicable law, the Company and each Purchaser and Additional Purchaser irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) The Company and each Purchaser and Additional Purchaser agrees, to the fullest extent permitted by applicable law, that a final judgment in any suit, action or proceeding of the nature referred to in Section 22.7(a) brought in any such court shall be conclusive and binding upon it subject to rights of appeal, as the case may be, and may be enforced in the courts of the United States of America or the State of New York (or any other courts to the jurisdiction of which it or any of its assets is or may be subject) by a suit upon such judgment.

(c) The Company and each Purchaser and Additional Purchaser consents to process being served by or on behalf of any holder of Notes in any suit, action or proceeding of the nature referred to in Section 22.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested or on-line tracking service available, to it at its address specified in Section 18 or at such other address of which such holder shall then have been notified pursuant to said Section. The Company and each Purchaser and Additional Purchaser agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively

-55-

presumed received as evidenced by a delivery receipt or on-line tracking service available furnished by the United States Postal Service or any reputable commercial delivery service.

(d) Nothing in this Section 22.7 shall affect the right of any holder of a Note to serve process in any manner permitted by law, or limit any right that the holders of any of the Notes may have to bring proceedings against the Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(e) THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE NOTES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

* * * * *

-56-

Docusign Envelope ID: 5532C073-B083-46B5-B7E8-2C3CD79D09A8

NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Agreement and return it to the Company, whereupon this Agreement shall become a binding agreement between you and the Company.

Very truly yours,

NEW MOUNTAIN PRIVATE CREDIT FUND

By: Kris Corbett
Name: Kris E. Corbett
Title: Chief Financial Officer and Treasurer

[SIGNATURE PAGE]

Docusign Envelope ID: 89C1F5B4-9085-44A3-9C1C-B9AA000DF158

NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted and agreed to as of the date hereof.

SUN LIFE ASSURANCE COMPANY OF CANADA,
acting through its U.S. Branch

By: Signed by: David Belanger
Name: David Belanger
Title: Managing Director

By: Signed by: Jeff Krunnfusz
BFD40ED48D2A448...
Name: Jeff Krunnfusz
Title: Senior Director

HAMILTON SELECT INSURANCE INC.

By: Sun Life Capital Management (U.S.) LLC,
its Investment Adviser

By: Signed by: David Belanger
Name: David Belanger
Title: Managing Director

By: Signed by: Jeff Krunnfusz
BFD40ED48D2A448...
Name: Jeff Krunnfusz
Title: Senior Director

[SIGNATURE PAGE]

Docusign Envelope ID: 89C1F5B4-9085-44A3-9C1C-B9AA000DF158

NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted and agreed to as of the date hereof.

MAG MUTUAL INSURANCE COMPANY

By: Sun Life Capital Management (U.S.) LLC, its Investment Adviser

By: Signed by: David Belanger
AE24D4B50257424...
Name: David Belanger
Title: Managing Director

By: Signed by: Jeff Krunnfusz
BFD40ED48D2A448...
Name: Jeff Krunnfusz
Title: Senior Director

[SIGNATURE PAGE]

Docusign Envelope ID: 89C1F5B4-9085-44A3-9C1C-B9AA000DF158

NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted and agreed to as of the date hereof.

SUN LIFE HONG KONG LIMITED

Signed by:

By: Shiuan Ting van Vuuren

53610A07105A471

Name: Shi uan Ti ng van Vuur en

Title: Chi ef I nvest ment Of f i cer

[SIGNATURE PAGE]

Docusign Envelope ID: BC8181D3-3128-45C9-8505-0E4DDD438F61

NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted and agreed to as of the date hereof.

BUILDERS INSURANCE (AN ASSOCIATION CAPTIVE COMPANY)

By: Sun Life Capital Management (U.S.) LLC, its Investment Adviser

By: Signed by: David Belanger 4E24D4950267424
Name: David Belanger
Title: Managing Director

By: Signed by: Jeffrey S. Krunnfusz BFD40EB48B2A445
Name: Jeffrey S. Krunnfusz
Title: Senior Director

[SIGNATURE PAGE]

Docusign Envelope ID: 7EDD021E-84BF-41E6-8976-E7EFAEE29017

NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT

This Agreement is hereby accepted and agreed to as of the date hereof.

BETTERLIFE

CINCINNATI EQUITABLE LIFE INSURANCE COMPANY

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN

GLEANER LIFE INSURANCE SOCIETY

LINCOLN HERITAGE LIFE INSURANCE COMPANY

MINNESOTA LIFE INSURANCE COMPANY

POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A.

SECURIAN CASUALTY COMPANY

SECURIAN LIFE INSURANCE COMPANY

THE CINCINNATI INSURANCE COMPANY

THE CINCINNATI LIFE INSURANCE COMPANY

TRUSTMARK INSURANCE COMPANY

By: Securian Asset Management, Inc.

DS JV

By: Signed by: Kliton Duri
Name: Kliton Duri
Title: Vice President

[SIGNATURE PAGE]

NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT [SIGNATURE PAGE] This Agreement is hereby accepted and agreed to as of the date hereof. EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA By: ___________________________________ Name: Monica Heyl Title: Investment Oficer Docusign Envelope ID: A2EC2CD9-35AD-43B2-A5E7-6765D215E9F9 NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT [SIGNATURE PAGE] This Agreement is hereby accepted and agreed to as of the date hereof. THRIVENT FINANCIAL FOR LUTHERANS By: ____________________________________ Name: Robinson Ewald Title: Senior Research Analyst Docusign Envelope ID: 9D15D3D5-7929-4225-B7AB-33EFF58AEC3F NEw MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT This Agreement is hereby accepted and agreed to as of the date hereof. mt BUREAU LIFE INS ade COMPANY “ane hd on Title. SecunWias View (rearelin [SIGNATURE PAGE] NEW MOUNTAIN PRIVATE CREDIT FUND MASTER NOTE PURCHASE AGREEMENT [SIGNATURE PAGE] This Agreement is hereby accepted and agreed to as of the date hereof. PAN-AMERICAN LIFE INSURANCE COMPANY By: ____________________________________ Name: Lisa Baudot Title: Senior Vice President and Chief Investment Officer Docusign Envelope ID: 84DC8096-0E47-4A89-AAD1-37B598B07285

SCHEDULE A (to Master Note Purchase Agreement) DEFINED TERMS As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term: “Acceptable Rating Agency” means (a) KBRA or (b) any other credit rating agency that is recognized as a nationally recognized statistical rating organization by the SEC and approved by the Required Holders, so long as, in each case, any such credit rating agency described in clause (a) or (b) above continues to be a nationally recognized statistical rating organization recognized by the SEC and is approved as a “Credit Rating Provider” (or other similar designation) by the NAIC, other than Egan Jones Rating Company and its successors. “Additional Notes” is defined in Section 2.2. “Additional Purchasers” means purchasers of Additional Notes. “Administrative Agent” means Sumitomo Mitsui Banking Corporation, in its capacity as administrative agent for the lenders under the Bank Credit Agreement. “Affiliate” means, at any time, and with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and, with respect to the Company, shall include any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. Unless the context otherwise clearly requires, any reference to an “Affiliate” is a reference to an Affiliate of the Company. Notwithstanding anything herein to the contrary, the term “Affiliate” shall not include any Person that constitutes a Portfolio Investment by any Obligor or a Financing Subsidiary in the ordinary course of business; provided that the term “Affiliate” shall include any Financing Subsidiary. “Agreed Foreign Currency” has the meaning assigned to such term in the Bank Credit Agreement. “Agreement” means this Master Note Purchase Agreement, including all Supplements, Schedules and Exhibits attached to this Agreement (including all Schedules and Exhibits attached to any Supplement) as it may be amended, restated, supplemented or otherwise modified from time to time. “Anti-Corruption Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding bribery or any other corrupt activity, including the U.S. Foreign Corrupt Practices Act, the U.K. Bribery Act 2010 and Corruption of Foreign Public Officials Act (Canada) and any similar provisions of the Criminal Code (Canada). “Anti-Money Laundering Laws” means any law or regulation in a U.S. or any non-U.S. jurisdiction regarding money laundering, drug trafficking, terrorist-related activities or other A-2 money laundering predicate crimes, including the Currency and Foreign Transactions Reporting Act of 1970 (otherwise known as the Bank Secrecy Act) and the USA PATRIOT Act or any similar provisions of the Criminal Code (Canada). “Approved Dealer” has the meaning assigned to such term in the Bank Credit Agreement. “Asset Coverage Ratio” means the ratio, determined on a consolidated basis for the Company and its Subsidiaries, without duplication, of (a) the value of total assets of the Company and its Subsidiaries, less all liabilities and indebtedness not represented by senior securities, to (b) the aggregate amount of senior securities representing indebtedness of Company and its Subsidiaries (including any Indebtedness outstanding under this Agreement), in each case as determined pursuant to Section 18 under the Investment Company Act, as modified by Section 61 thereunder, and any orders of the SEC issued to or with respect to the Company thereunder, including any exemptive relief granted by the SEC with respect to the indebtedness of any SBIC Subsidiary. “Back-to-Back Transaction” means, a transaction where (i) an Obligor originates or acquires an Investment, (ii) such Obligor immediately transfers in full or sells a participation interest in all of any portion of such Investment to an Excluded Asset, (iii) the purchase price paid by such Excluded Asset to such Obligor in respect of such Investment (or participation interest therein) or any portion thereof is remitted by the Obligor to the underlying issuer thereof and represents the full purchase price payable by such Obligor to the underlying issuer for such Investment (and the cash purchase price paid by such Excluded Asset equals the cash consideration paid by such Obligor to the underlying issuer) and (iv) the Borrowing Base immediately after giving effect to such transaction is not less than the Borrowing Base immediately prior to such transaction; provided that, for the avoidance of doubt and for purposes of this Agreement, only the portion of any Investment that is transferred by an Obligor to an Excluded Asset in accordance with clause (ii) above (subject to compliance with clauses (i), (ii) and (iv) of this definition), and not any other portion of such Investment, shall be deemed to have been subject to a Back-to-Back Transaction. “Bank Credit Agreement” means that certain senior secured revolving credit agreement, dated as of May 12, 2025, as the same may have been or may in the future be amended or amended and restated from time to time, by and among the Company, as borrower, the lenders from time to time party thereto and, as administrative agent. “Below Investment Grade Adjusted Interest Rate” is defined in Section 1.2(e). “Below Investment Grade Event” is defined in Section 1.2(f). “Blocked Person” means (a) a Person whose name appears on the list of Specially Designated Nationals and Blocked Persons published by OFAC, (b) a Person, entity, organization, country or regime that is blocked or a target of sanctions that have been imposed under U.S. Economic Sanctions Laws or (c) a Person that is an agent, department or instrumentality of, or is otherwise beneficially owned by, controlled by or acting on behalf of, directly or indirectly, any Person, entity, organization, country or regime described in clause (a) or (b). A-3 “Borrowing Base” has the meaning assigned to such term in the Bank Credit Agreement. “Business Day” means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed. “Canada Blocked Person” means (i) a “terrorist group” as defined for the purposes of Part II.1 of the Criminal Code (Canada), or (ii) a Person identified in or pursuant to (w) Part II.1 of the Criminal Code (Canada), or (x) the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, or (y) the Justice for Victims of Corrupt Foreign Officials Act (Sergei Magnitsky Law), or (z) regulations or orders promulgated pursuant to the Special Economic Measures Act (Canada), the United Nations Act (Canada), or the Freezing Assets of Corrupt Foreign Officials Act (Canada), in any case pursuant to this clause (ii) as a Person in respect of whose property or benefit a holder of Notes would be prohibited from entering into or facilitating a related financial transaction. “Canadian Economic Sanctions Laws” means those laws, including enabling legislation, orders-in-council or other regulations administered and enforced by Canada or a political subdivision of Canada pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including Part II.1 of the Criminal Code (Canada), the Special Economic Measures Act (Canada), the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, the Justice for Victims of Corrupt Foreign Officials Act (Sergei Magnitsky Law), the United Nations Act (Canada), the Export and Import Permits Act (Canada), and the Freezing Assets of Corrupt Foreign Officials Act (Canada), and including all regulations promulgated under any of the foregoing, or any other similar sanctions program or action. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “Capital Stock” has the meaning assigned to such term in the Bank Credit Agreement. “Cash” means any immediately available funds in Dollars or in any currency other than Dollars (measured in terms of the Dollar Equivalent thereof) which is a freely convertible currency. “Cash Equivalents” means investments (other than Cash) that are one or more of the following obligations: (a) U.S. Government Securities maturing within one year from the date of acquisition thereof; A-4 (b) investments in commercial paper or other short-term corporate obligations maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least “A-1” from S&P and at least “P-1” from Moody’s (or if only one of S&P or Moody’s provides such rating, such investment shall also have an equivalent credit rating from any other rating agency); (c) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof (i) issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof or under the laws of the jurisdiction or any constituent jurisdiction thereof in which the Principal Financial Center (as defined in the Bank Credit Agreement) in respect of any Agreed Foreign Currency is located; provided that such certificates of deposit, banker’s acceptances and time deposits are held in a securities account (as defined in the Uniform Commercial Code) through which the Collateral Agent can perfect a security interest therein and (ii) having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s (or if only one of S&P or Moody’s provides such rating, such investment shall also have an equivalent credit rating from any other rating agency); (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days from the date of acquisition thereof for U.S. Government Securities and entered into with (i) a financial institution satisfying the criteria described in clause (c) of this definition or (ii) an Approved Dealer having (or being a member of a consolidated group having) at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s (or if only one of S&P or Moody’s provides such rating, such Approved Dealer shall also have an equivalent credit rating from any other rating agency); (e) investments in money market funds that invest primarily in investments of the type described in the immediately preceding clauses (a) through (d) above (including as to credit quality and maturity); (f) a reinvestment agreement issued by any bank (if treated as a deposit by such bank), or a reinvestment agreement issued by any insurance company or other corporation or entity, in each case, at the date of such acquisition having a credit rating of at least A-1 from S&P and at least P-1 from Moody’s; provided that such reinvestment agreement may be unwound at the option of the Company at any time without penalty; (g) money market funds that have, at all times, credit ratings of “Aaa” and “MR1+” by Moody’s and “AAAm” or “Aam-G” by S&P, respectively; and (h) any of the following offered by the Custodian (as defined in the Bank Credit Agreement) (or any successor custodian or other entity acting in a similar capacity with respect to the Company) (i) money market deposit accounts, (ii) Eurodollar time deposits, (iii) commercial Eurodollar sweep services or (iv) open commercial paper services, in each case having, at such date of acquisition, a credit rating at least A-1 from S&P and at least

A-5 P-1 from Moody’s and maturing not later than 270 days from the date of acquisition thereof. provided that (i) in no event shall Cash Equivalents include any obligation that provides for the payment of interest alone (for example, interest-only securities or “IOs”); (ii) if any of Moody’s or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody’s or S&P, as the case may be; (iii) Cash Equivalents (other than U.S. Government Securities, certificates of deposit or repurchase agreements) shall not include any such investment of more than 10% of total assets of the Company and the Subsidiary Guarantors in any single issuer; and (iv) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars or an Agreed Foreign Currency. “Change in Control” is defined in Section 8.8. “Closing” is defined in Section 3. “Code” means the Internal Revenue Code of 1986 and the rules and regulations promulgated thereunder from time to time. “Collateral” has the meaning assigned to such term in the Guarantee and Security Agreement. “Collateral Agent” means Sumitomo Mitsui Banking Corporation in its capacity as Collateral Agent under the Guarantee and Security Agreement and the other Loan Documents, and includes any successor Collateral Agent thereunder. “Company” is defined in the first paragraph of this Agreement. “Competitor” means (a) any entity that has elected to be regulated as a “business development company” under the Investment Company Act; (b) any Person who is not an Affiliate of the Company or any of its subsidiaries and who engages, as its primary business, in (i) the same or similar business as a material business of the Company or any of its subsidiaries or (ii) the business of providing or buying loans in the middle market and such Person is not a bank or an insurance company; or (c) any Affiliate of any of the foregoing entities described in clauses (a) or (b) (other than an Affiliate that (i) has not elected to be regulated as a “business development company” under the Investment Company Act, (ii) does not engage, as its primary business, in the business of providing loans in the middle market, (iii) has established procedures which will prevent confidential information supplied to such Affiliate from being transmitted or otherwise made available to such affiliated entities described in clauses (a) or (b), and (iv) is managed by Persons other than Persons who manage such affiliated entities described in clauses (a) or (b)); provided that: (i) the provision of investment advisory services by a Person to an employee benefit plan which is owned or controlled by a Person which would otherwise be a Competitor shall not in any event cause the Person providing such services to be deemed to be a Competitor, provided that such Person providing such services has established and A-6 maintains procedures which will prevent Confidential Information supplied to such Person from being transmitted or otherwise made available to such employee benefit plan; (ii) in no event shall an Institutional Investor be deemed a Competitor if such Institutional Investor is a pension plan sponsored by a Person which would otherwise be a Competitor but which is a regular investor in privately placed Securities and such pension plan has established and maintains procedures which will prevent Confidential Information supplied to such pension plan by the Company from being transmitted or otherwise made available to such plan sponsor; (iii) in any event that any Private Placement Agent that would otherwise be deemed to be a Competitor pursuant to the foregoing provisions of this definition, such Private Placement Agent shall not be deemed to be a Competitor if such Private Placement Agent holds the Notes only in connection with its role as an intermediary in the prompt and expeditious sale in accordance with customary financial market conditions of the Note or Notes owned by one Institutional Investor who is not a Competitor to another purchasing Institutional Investor who is not a Competitor and such Private Placement Agent has established procedures which will prevent confidential information supplied to either the selling or buying Institutional Investor by the Company from being transmitted or otherwise made available to such Private Placement Agent or any of its Affiliates in any capacity other than as the agent and intermediary in connection with such sale of any such Note or Notes; and (iv) in no event shall an initial Purchaser or Additional Purchaser, nor other Institutional Investor which engages, as its primary business, in the business of providing insurance or related products, be deemed to be a Competitor. “Concurrent Transactions” has the meaning assigned to such term in the Bank Credit Agreement. “Confidential Information” is defined in Section 20. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. For the avoidance of doubt, “Control” shall not include “negative” control or “blocking” rights that constitute “protective rights” whereby action cannot be taken without the vote or consent of any Person. “Controlled Entity” means any of the Subsidiaries of the Company and any of their or the Company’s respective Controlled Affiliates. “Cure Right” is defined in Section 10.8(c). “Currency” means Dollars or any Foreign Currency. A-7 “Debt Rating” means the debt rating of a Series or tranche of Notes as determined from time to time by any Acceptable Rating Agency, which rating shall (a) specifically describe the Notes, including their interest rate, maturity and Private Placement Number and (b) in the event that such Debt Rating is a “private letter rating,” (i) state that the Debt Rating addresses the likelihood of payment of both the principal and interest of such Notes (which requirement shall be deemed satisfied if the evidence of such Debt Rating is silent as to the likelihood of payment of both principal and interest and does not otherwise include any indication to the contrary), (ii) not include any prohibition against sharing such evidence with the SVO or any other regulatory authority having jurisdiction over the holders of the Notes, (iii) include such other information relating to the Debt Rating for the Notes as may be required from time to time by the SVO or any other regulatory authority having jurisdiction over the holders of the Notes and (iv) include the related Private Rating Rationale Report with respect to such Debt Rating. “Default” means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default. “Default Rate” means with respect to any Note of any Series or tranche, that rate of interest per annum that is 2.00% above the rate of interest on the Notes then in effect for such Series or tranche. “Designated Swap” means any total return swap, credit default swap or equity hedging agreement entered into as a means to invest in bonds, notes, loans, debentures or securities on a leveraged basis. “Disclosure Documents” is defined in Section 5.3. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that the term “Disposition” or “Dispose” shall not include the disposition of Portfolio Investments originated by the Company and immediately transferred to a Financing Subsidiary pursuant to a transaction not prohibited hereunder or any disposition of a Portfolio Investment received from an Excluded Asset and promptly transferred to another Excluded Asset or any Back-to-Back Transaction pursuant to the terms of Section 10.2(h). “Disqualified Equity Interests” means any Equity Interest of the Company that is not a Permitted Equity Interest. “Dollar Equivalent” has the meaning assigned to such term in the Guarantee and Security Agreement. “Dollars” or “$” means the lawful money of the United States of America. “EDGAR” means the SEC’s Electronic Data Gathering, Analysis and Retrieval System or any successor SEC electronic filing system for such purposes. A-8 “Environmental Laws” means any applicable federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests or equivalents (however designated, including any instrument treated as equity for U.S. federal income tax purposes) in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest. “ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder from time to time in effect. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414(b) or (c) of the Code, or solely with respect to section 412 of the Code, section 414(m) or (o) of the Code. “Event of Default” is defined in Section 11. “Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder from time to time in effect. “Excluded Assets” means entities identified as Excluded Assets in Schedule 10.2 hereto, Permitted CLO Issuers (as defined in the Bank Credit Agreement), CLO Securities (as defined in the Bank Credit Agreement) and finance lease obligations, SPE Subsidiaries, and any similar assets or entities, in each case, in which any Obligor holds an interest on or after May 12, 2025, and, in each case, their respective Subsidiaries, unless, in the case of any such asset or entity, the Company designates in writing to the holders of the Notes that such asset or entity is not an Excluded Asset. “External Manager” means New Mountain Finance Advisers, L.L.C. “FATCA” means sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among governmental authorities and implementing such sections of the Code. “Financial Covenant Default” means an Event of Default under Section 10.8(a) or Section 10.8(b). “Financing Subsidiary” means an SPE Subsidiary or an SBIC Subsidiary. “Foreign Currency” means at any time any Currency other than Dollars.

A-9 “Foreign Subsidiary” means any (a) direct or indirect Subsidiary of the Company which is a “controlled foreign corporation” within the meaning of the Code or (b) direct or indirect Subsidiary of the Company substantially all the assets of which consist of Capital Stock in “controlled foreign corporations” within the meaning of the Code. “Form 10-K” is defined in Section 7.1(b). “Form 10-Q” is defined in Section 7.1(a). “GAAP” means (a) generally accepted accounting principles as in effect from time to time in the United States of America and (b) for purposes of Section 9.7, with respect to any Subsidiary, generally accepted accounting principles (including International Financial Reporting Standards, as applicable) as in effect from time to time in the jurisdiction of organization of such Subsidiary. “Governmental Authority” means: (a) the government of: (i) the United States of America, Canada or any state, province or other political subdivision thereof, or (ii) any other jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government. “Governmental Official” means any governmental official or employee, employee of any government-owned or government-controlled entity, political party, any official of a political party, candidate for political office, official of any public international organization or anyone else acting in an official capacity. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; and “Guaranteed” has a meaning correlative thereto; provided that the term Guarantee shall not include (i) endorsements for collection or A-10 deposit in the ordinary course of business or (ii) customary indemnification agreements entered into in the ordinary course of business, provided that such indemnification obligations are unsecured, such Person has determined that any liability thereunder is remote and such indemnification obligations are not the functional equivalent of the guaranty of a payment obligation of the primary obligor. The amount of any Guarantee at any time shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Guarantee is incurred, unless the terms of such Guarantee expressly provide that the maximum amount for which such Person may be liable thereunder is a lesser amount (in which case the amount of such Guarantee shall be deemed to be an amount equal to such lesser amount). “Guarantee and Security Agreement” means that certain Guarantee and Security Agreement dated as of May 12, 2025 among the Company, the Administrative Agent, each Subsidiary of the Company from time to time party thereto, each holder (or a representative or trustee therefor) from time to time of any Secured Longer-Term Indebtedness or Secured Shorter Term Indebtedness (each as defined in the Bank Credit Agreement), and the Collateral Agent, as the same shall be modified and supplemented and in effect from time to time. “Hazardous Materials” means any and all pollutants, toxic or hazardous wastes or other substances that might pose a hazard to health and safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage or filtration of which is or shall be restricted, prohibited or penalized by any applicable law, including asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum, petroleum products, lead based paint, radon gas or similar restricted, prohibited or penalized substances. “Hedging Agreement” means any interest rate protection agreement, foreign currency exchange protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement; provided, however, in no event shall any Designated Swap be treated as a Hedging Agreement hereunder. “holder” means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1, provided, however, that if such Person is a nominee, then for the purposes of Sections 7, 12, 17.2 and 18 and any related definitions in this Schedule A, “holder” shall mean the beneficial owner of such Note whose name and address appears in such register. “Immaterial Subsidiaries” means those Subsidiaries of the Company that are “designated” as Immaterial Subsidiaries by the Company from time to time (it being understood that the Company may at any time change any such designation); provided that such designated Immaterial Subsidiaries shall collectively meet all of the following criteria as of the date of the most recent balance sheet required to be delivered pursuant to Section 7.1: (a) the aggregate assets of such Subsidiaries and their respective Subsidiaries (on a consolidated basis) as of such date do not exceed an amount equal to 5% of the consolidated assets of the Company and its Subsidiaries as of such date; and A-11 (b) the aggregate revenues of such Subsidiaries and their respective Subsidiaries (on a consolidated basis) for the fiscal quarter ending on such date do not exceed an amount equal to 5% of the consolidated revenues of the Company and its Subsidiaries for such period; provided, further, that the designation of any Subsidiary as an “Immaterial Subsidiary” and any change of any such designation may be made by the Company through the delivery of a certificate of a Senior Financial Officer to the holders of the Notes to such effect at any time. “Incorporated Covenant” is defined in Section 9.9. “Indebtedness” of any Person means, without duplication, (a) (i) all obligations of such Person for borrowed money or (ii) with respect to deposits or advances of any kind that are required to be to accounted for under GAAP as a liability on the financial statements of such Person (other than deposits received in connection with a portfolio investment (including Portfolio Investments) of such Person in the ordinary course of such Person’s business (including, but not limited to, any deposits or advances in connection with expense reimbursement, prepaid agency fees, other fees, indemnification, work fees, tax distributions or purchase price adjustments)), (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments representing extensions of credit, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person (excluding accounts payable and accrued expenses and trade accounts incurred in the ordinary course of business), (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable and accrued expenses incurred in the ordinary course of business), (e) all Indebtedness of others secured by any Lien (other than a Lien permitted by Section 10.5(d)) on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed (with the amount of such Indebtedness being the lower of the outstanding amount of such Indebtedness and the fair market value of the property subject to such Lien), (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations of such Person under any Designated Swap and A-12 (j) all Disqualified Equity Interests. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. Notwithstanding the foregoing, “Indebtedness” shall not include (i) any revolving commitments, delayed draw term loans or letters of credit for which any Obligor is acting as a lender or issuing lender, as applicable, as part of or in connection with a Portfolio Investment, (ii) any non-recourse liabilities for participation sold by any Person in any Bank Loans, (iii) indebtedness of such Person on account of the sale by such Person of the first out tranche of any First Lien Bank Loan (as defined in the Bank Credit Agreement) that arises solely as an accounting matter under ASC 860, (iv) escrows or purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset or Investment to satisfy unperformed obligations of the seller of such asset or Investment, (v) a commitment arising in the ordinary course of business to make a future Investment or fund the delayed draw or unfunded portion of any existing Investment, (vi) any accrued incentive, management or other fees to an investment manager or its affiliates (regardless of any deferral in payment thereof), (vii) Hedging Agreements entered into pursuant to Section 10.7(c) and not for borrowed money or (viii) non-recourse liabilities for participations sold by any Person in any Bank Loan (as defined in the Bank Credit Agreement). “INHAM Exemption” is defined in Section 6.2(e). “Institutional Investor” means (a) any Purchaser of a Note, (b) any holder of a Note holding (together with one or more of its affiliates) more than 5% of the aggregate principal amount of the Notes then outstanding, (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form, and (d) any Related Fund of any holder of any Note. “Investment” means, for any Person: (a) Equity Interests, bonds, notes, debentures or other securities of any other Person or any agreement to acquire any Equity Interests, bonds, notes, debentures or other securities of any other Person (and any rights or proceeds in respect of (x) any “short sale” of securities or (y) any sale of any securities at a time when such securities are not owned by such Person); (b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any advances to employees, officers, directors and consultants of such Person or any of its Subsidiaries for expenses in the ordinary course of business); or (c) Hedging Agreements and Designated Swaps. “Investment Company Act” means the Investment Company Act of 1940, as amended from time to time.

A-13 “Investment Grade” means in respect of the Notes a rating of at least “BBB-” (or its equivalent) or higher by KBRA or its equivalent by any other Acceptable Rating Agency without giving effect to any credit watch. “Investment Policies” means, with respect to the Company, the investment objectives, policies, restrictions and limitations supplied to the Purchasers pursuant to the Disclosure Documents, and as the same may be changed, altered, expanded, amended, modified, terminated or restated from time to time in accordance with this Agreement. “Joint Venture Investment” means, with respect to any Obligor, any Investment by such Obligor in a joint venture or other investment vehicle in the form of a capital investment, loan or other commitment in or to such joint venture or other investment vehicle pursuant to which such Obligor may be required to provide contributions, investments, or financing to such joint venture or other investment vehicle which is not, under GAAP, consolidated on the financial statements of the Company and its Subsidiaries. “Joint Venture Subsidiary” means, with respect to any Obligor, any Investment by such Obligor in a joint venture or other investment vehicle (or in a Subsidiary that is a holding company whose only asset is a joint venture or other investment vehicle) in the form of a capital investment, loan or other commitment in or to such joint venture or other investment vehicle pursuant to which such Obligor may be required to provide contributions, investments, or financing to such joint venture or other investment vehicle which is, under GAAP, consolidated on the financial statements of the Company and its Subsidiaries and which Investment the Company has designated in writing as a “Joint Venture Subsidiary”. “KBRA” means Kroll Bond Rating Agency, LLC, and its successors. “Letter of Credit” means any letter of credit issued pursuant to the Bank Credit Agreement. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance (other than any customary contractual limitation set forth in any agreement that is not prohibited from being entered into hereunder), charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities (other than on market terms at fair value so long as in the case of any Portfolio Investment, the “Value” used in determining the Borrowing Base is not greater than the purchase or call price), except in favor of the issuer thereof (and, for the avoidance of doubt, in the case of Investments that are loans or other debt obligations, customary or otherwise market restrictions on assignments or transfers, buyout rights, A-14 voting rights, right of first offer or refusal thereof pursuant to the underlying documentation of such Investment shall not be deemed to be a “Lien” and in the case of Investments that are equity securities, excluding customary drag-along, tag-along, right of first refusal and other similar rights in favor of other equity holders of the same issuer). “Loan Documents” has the meaning assigned to such term in the Bank Credit Agreement. “Make-Whole Amount” is defined in Section 8.6. “Material” means material in relation to the business, operations, affairs, financial condition, assets, or properties of the Company and its Subsidiaries (other than Financing Subsidiaries) taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries (other than Financing Subsidiaries) taken as a whole (excluding in any case a decline in the net asset value of the Company or a change in general market conditions or values of the Portfolio Investments), (b) the ability of the Company to perform its obligations under this Agreement and the Notes, (c) the ability of any Subsidiary Guarantor to perform its obligations under its Subsidiary Guaranty, or (d) the validity or enforceability of this Agreement, the Notes or any Subsidiary Guaranty. “Material Credit Facility” means, as to the Company and its Subsidiaries, (a) the Bank Credit Agreement, including any renewals, extensions, amendments, supplements, restatements, replacements or refinancing thereof; and (b) any other agreement(s) creating or evidencing indebtedness for borrowed money entered into on or after the date of the Closing by the Company or any Subsidiary (other than a Financing Subsidiary or Foreign Subsidiary), or in respect of which the Company or any Subsidiary (other than a Financing Subsidiary or Foreign Subsidiary) is an obligor or otherwise provides a guarantee or other credit support (“Credit Facility”), in a principal amount outstanding or available for borrowing equal to or greater than $50,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of such facility based on the exchange rate of such other currency); and if no Credit Facility or Credit Facilities equal or exceed such amounts, then the largest Credit Facility shall be deemed to be a Material Credit Facility. “Maturity Date” is defined in the first paragraph of each Note. “MFL Cure Right Provision” means any provision (regardless of whether such provision is labeled or otherwise characterized as a covenant, a definition or a default) that allows the Company or any Subsidiary to “cure” or otherwise remedy a default under a financial covenant that is the same as one of the financial covenants set forth in Section 10.8 (and have the same related definitions) prior to such default becoming an actionable event of default. A-15 “MFL Financial Covenant” means any covenant (regardless of whether such provision is labeled or otherwise characterized as a covenant, a definition or a default) that requires the Company or any Subsidiary to (i) maintain any level of financial performance (including any specified level of net worth, total assets, cash flows or net income, however expressed), (ii) maintain any relationship of any component of its capital structure to any other component thereof (including the relationship of indebtedness, senior indebtedness or subordinated indebtedness to total capitalization or to net worth, however expressed), (iii) to maintain any measure of its ability to service its indebtedness (including exceeding any specified ratio of revenues, cash flow or income to interest expense, rental expense, capital expenditures and/or scheduled payments of indebtedness, however expressed) or (iv) not to exceed any maximum level of indebtedness, however expressed; provided, however, that, for the avoidance of doubt, no borrowing base requirement or covenants, however expressed, shall constitute an MFL Financial Covenant. “Moody’s” means Moody’s Investors Service, Inc. or any successor thereto. “Most Favored Lender Notice” means a written notice from the Company to each of the holders of the Notes delivered promptly, and in any event within ten (10) Business Days after the inclusion of any Additional Covenant in a Specified Credit Facility (including by way of amendment or other modification of any existing provision thereof), pursuant to Section 9.9 by a Senior Financial Officer in reasonable detail, including reference to Section 9.9, a verbatim statement of such Additional Covenant (including any defined terms used therein). “NAIC” means the National Association of Insurance Commissioners. “Notes” is defined in Section 1. “Obligor” means, collectively, the Company and the Subsidiary Guarantors. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “OFAC Sanctions Program” means any economic or trade sanction that OFAC is responsible for administering and enforcing. A list of OFAC Sanctions Programs may be found at http://www.treasury.gov/resource-center/sanctions/Programs/Pages/Programs.aspx. “Officer’s Certificate” means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate. “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation; and as codified at 31 C.F.R. § 850.101 et seq. “Permitted Advisor Loan” means any Indebtedness for borrowed money of any Obligor that (a) is owed to the External Manager or any Affiliate thereof, (b) has no mandatory A-16 amortization prior to, and a final maturity date not earlier than, six months after the latest Maturity Date, (c) is permitted by the Investment Company Act, (d) is not secured by any property or assets (whether of any Obligor or any other Person), (e) is on terms and conditions not materially less favorable to such Obligor than could be obtained on an arm’s-length basis from unrelated third parties, (f) is on terms and conditions that are not materially more restrictive upon such Obligor, while any Notes are outstanding hereunder, than those set forth in this Agreement with respect to such Obligor; provided that, such Obligor may incur any Permitted Advisor Loan that otherwise would not meet the requirements set forth in this clause (f) if it has duly made a Modification Offer (as defined in the Bank Credit Agreement) and (g) the Company has elected to be treated as a Permitted Advisor Loan by giving written notice of such election to the Administrative Agent. “Permitted Equity Interests” means common stock of the Company that after its issuance is not subject to any agreement between the holder of such common stock and the Company where the Company is required to purchase, redeem, retire, acquire, cancel or terminate any such common stock at any time prior to the first anniversary of the latest Maturity Date (as in effect from time to time). “Permitted Holder” means New Mountain Capital, LLC (or any Affiliate thereof), senior management and employees of New Mountain Capital, LLC and its Subsidiaries (in each case, as of the date hereof). “Permitted Liens” means (a) Liens imposed by any Governmental Authority for Taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company or the applicable Obligor in accordance with GAAP; (b) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business, provided that such Liens (i) attach only to the securities (or proceeds) being purported to be purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing; (c) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmen’s’, landlord, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; (d) Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to ERISA) or to secure public or statutory obligations;

A-17 (e) Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; (f) Liens arising out of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default under clause (j) of Section 11; (g) customary rights of setoff and liens upon (i) deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business securing payment of fees, indemnities, charges for returning items and other similar obligations; (h) Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Company or any of its Subsidiaries in the ordinary course of business or in respect of assets purported to be sold or otherwise contributed or disposed to any Person in a transaction not prohibited by this Agreement; (i) deposits of money securing leases to which an Obligor is a party as lessee made in the ordinary course of business; (j) easements, rights of way, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not interfere with or affect in any material respect the ordinary course conduct of the business of the Company or any of its Subsidiaries; (k) Liens in favor of any escrow agent solely on and in respect of any cash earnest money deposits made by any Obligor in connection with any letter of intent or purchase agreement (to the extent that the acquisition or disposition with respect thereto is otherwise not prohibited hereunder); (l) any restrictions on the sale or disposition of assets arising from a loan sale agreement (including a loan sale agreement between or among one or more Obligors with one or more Excluded Assets or with respect to any asset subject to a Back-to-Back Transaction); provided such restrictions with respect to this clause (l) do not adversely affect the enforceability of the Collateral Agent’s first-priority security interest on any Collateral; (m) any interest or title of a lessor under any lease entered into by any Obligor or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased; A-18 (n) leases or subleases, licenses or sublicenses granted to other Persons not materially interfering with the conduct of the business of the Obligors or any of their Subsidiaries; (o) Liens on assets not constituting Collateral with respect to obligations contemplated by clause (k) of the definition of “Other Permitted Indebtedness” as set forth in the Bank Credit Agreement; (p) Liens of a collection bank arising under Section 4-210 of the UCC on items in the ordinary course of collection; (q) Liens encumbering reasonable and customary initial deposits and margin deposits and similar Liens attaching to brokerage accounts incurred and not as a means to speculate; (r) Liens on any assets (other than Collateral) securing Indebtedness under clauses (d) and (g) of the definition of “Other Permitted Indebtedness” as set forth in the Bank Credit Agreement; (s) precautionary Liens, and filings of financing statements under the Uniform Commercial Code, covering assets sold or contributed or purported to be sold or contributed in good faith to any Person pursuant to a transaction not prohibited hereunder. “Permitted Policy Amendment” means any change, alteration, expansion, amendment, modification, termination or restatement of the Investment Policies that is one of the following: (a) approved in writing by the Required Holders, (b) required by applicable law, rule, regulation or Governmental Authority, or (c) not materially adverse to the rights, remedies or interests of the holders (for the avoidance of doubt, no change, alteration, expansion, amendment, modification, termination or restatement of the Investment Policies shall be deemed “materially adverse” if investment size proportionately increases as the size of the Company’s capital base changes). “Permitted SBIC Guarantee” means a guarantee by one or more Obligors of Indebtedness of an SBIC Subsidiary on the SSA’s then applicable form (or the applicable form at the time such guarantee was entered into), provided that the recourse to the Company thereunder is expressly limited only to periods after the occurrence of an event or condition that is an impermissible change in the control of such SBIC Subsidiary (it being understood that, as provided in Section 10.11 and clause (d) of Section 11, it shall be an Event of Default hereunder if any such event or condition giving rise to such recourse occurs). “Person” means an individual, partnership, corporation, statutory trust, association, trust, unincorporated organization, business entity or governmental authority. “Placement Agents” means Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc. and SMBC Nikko Securities America, Inc., each in their capacity as placement agents under the engagement letter entered into among such placement agents and the Company. A-19 “Portfolio Investment” means any Investment (including any Participation Interest (as defined in the Bank Credit Agreement)) held by the Obligors in their asset portfolio (and solely for purposes of determining the Borrowing Base, Cash or Cash Equivalents, and excluding Cash pledged as cash collateral for Letters of Credit). Without limiting the generality of the foregoing, the following Investments shall not be considered Portfolio Investments for purpose of the Borrowing Base under this Agreement or any other Loan Document: (a) any Investment that has not been made in compliance in all material respects with the Investment Policies in effect as of the date of its purchase or origination; (b) any Investment by an Obligor in any Subsidiary, Affiliate or joint venture (including, for the avoidance of doubt, any Joint Venture Investment or Joint Venture Subsidiary) of such Obligor; (c) any Investment that provides in favor of the underlying obligor in respect of such Portfolio Investment an express right of rescission, set-off, counterclaim or any other defenses; (d) any Investment, which if debt, is an obligation (other than the unused portion of a revolving loan or delayed draw term loan or letters of credit) pursuant to which any future advances or payments to the underlying obligor of such debt may be required to be made by the applicable Obligor; (e) any Investment which is, as of the date of the making of such Investment, made to a bankrupt entity (other than a debtor-in-possession financing and current pay obligations); (f) any Investment, Cash or account in which a Financing Subsidiary has a direct interest (provided that the foregoing limitation shall not apply to investments where a Financing Subsidiary and an Obligor are invested in the same asset but are separate lenders of record, in each case, only to the extent of such interest); (g) any Investment that is not owned by an Obligor free and clear of any Liens (except for Permitted Liens); (h) any Investment that is an Excluded Asset or any Investment in an Excluded Asset; (i) any Portfolio Investments that have been contributed or sold or otherwise transferred to any Excluded Asset, or held by any Immaterial Subsidiary, Joint Venture Subsidiary or Foreign Subsidiary that is not a Subsidiary Guarantor or by a Joint Venture Investment, in each case pursuant to a transaction not prohibited hereunder; and (j) to the extent of such participation, any Investment in which any Obligor has sold a participation therein to a Person that is not an Obligor. “Private Placement Agent” means any company organized as a “broker” or “dealer” (as each such term is defined in Section 3(a) (4) and (5), respectively, of the Exchange Act) of recognized national standing regularly engaged as an intermediary in the placement or sale to and among Institutional Investors of Indebtedness Securities exempt from registration under the Securities Act. “Private Rating Letter” means a letter issued by an Acceptable Rating Agency in connection with any private debt rating for the applicable Series or tranche of Notes, which (a) sets forth the Debt Rating for such Series or tranche of Notes, (b) refers to the Private Placement Number issued by the PPN CUSIP Unit of CUSIP Global Services (in cooperation with the SVO) in respect of the Notes, (c) addresses the likelihood of payment of both principal and interest on such Series or tranche of Notes (which requirement shall be deemed satisfied if either (x) such letter includes confirmation that the rating reflects the Acceptable Rating Agency’s assessment of the Company’s ability to make timely payment of principal and interest on such Series or tranche of Notes or a similar statement or (y) such letter is silent as to the Acceptable Rating Agency’s assessment of the likelihood of payment of both principal and interest and does not include any indication to the contrary), (d) includes such other information describing the relevant terms of such Series or tranche of Notes as may be required from time to time by the SVO or any other A-20 regulatory authority having jurisdiction over any holder of any Notes, and (e) shall not be subject to confidentiality provisions which would prevent it from being shared with the SVO or any other regulatory authority having jurisdiction over any holder of any Notes. “Private Rating Rationale Report” means, with respect to any Private Rating Letter, a report issued by the Acceptable Rating Agency in connection with such Private Rating Letter setting forth an analytical review of the applicable Series or tranche of Notes explaining the transaction structure, methodology relied upon, and, as appropriate, analysis of the credit, legal, and operational risks and mitigants supporting the assigned Private Rating for such Series or tranche of Notes, in each case, on the letterhead of the Acceptable Rating Agency or its controlled website and generally consistent with the work product that an Acceptable Rating Agency would produce for a similar publicly rated security and otherwise in form and substance generally required by the SVO or any other regulatory authority having jurisdiction over any holder of any such Series or tranche of Notes from time to time. “property” or “properties” means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate. “PTE” is defined in Section 6.2(a). “Purchaser” or “Purchasers” means each of the purchasers that has executed and delivered this Agreement to the Company and such Purchaser’s successors and assigns (so long as any such assignment complies with Section 13.2) and any Substitute Purchaser (so long as any such substitution complies with Section 21), provided, however, that any Purchaser of a Note that ceases to be the registered holder or a beneficial owner (through a nominee) of such Note as the result of a transfer thereof pursuant to Section 13.2 or as the result of a substitution pursuant to Section 21 shall cease to be included within the meaning of “Purchaser” of such Note for the purposes of this Agreement upon such transfer. “Purchaser Schedule” means the Purchaser Schedule to this Agreement listing the Purchasers of the Notes and including their notice and payment information. “QPAM Exemption” is defined in Section 6.2(d). “Qualified Institutional Buyer” means any Person who is a “qualified institutional buyer” within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act. “Related Fund” means, with respect to any holder of any Note, any fund or entity that (a) invests in Securities or bank loans, and (b) is advised or managed by such holder, the same investment advisor as such holder or by an affiliate of such holder or such investment advisor. “Required Holders” means, at any time, the holders of greater than 50.00% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

A-21 provided that in the event a Supplement has been entered into by the Company with Additional Purchasers thereunder, but the Additional Notes to be issued have not yet been so issued, “Required Holders” shall also include the Additional Purchasers scheduled to purchase such Additional Notes until such time as such Additional Notes are so purchased; provided, further, that, notwithstanding the foregoing, in the event, to the best knowledge of the Company, any Person or Persons that constitute a Portfolio Investment owns a Note, such Person or Persons shall be deemed to hold in the aggregate the lesser of (i) the principal amount of the Notes actually owned by such Person or Persons and (ii) 33 1/3% in principal amount of the Notes at the time outstanding. “Responsible Officer” means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Company or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Company or any option, warrant or other right to acquire any such shares of capital stock (other than any equity awards granted to employees, officers, directors and consultants of the Company or any of its Affiliates) of the Company (it being understood that none of: (w) the conversion features under convertible notes; (x) the triggering and/or settlement thereof; or (y) any cash payment made by the Company in respect thereof, shall constitute a Restricted Payment hereunder). “RIC” means a person qualifying for treatment as a “regulated investment company” under the Code. “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., a New York corporation, or any successor thereto. “SBA” means the United States Small Business Administration or any Governmental Authority succeeding to any or all of the functions thereof. “SBIC Equity Commitment” means a commitment by the Company to make one or more capital contributions to an SBIC Subsidiary. “SBIC Subsidiary” means any direct or indirect Subsidiary (including such Subsidiary’s general partner or managing entity to the extent that the only material asset of such general partner or managing entity is its equity interest in the SBIC Subsidiary) of the Company licensed as a small business investment company under the Small Business Investment Act of 1958, as amended (or that has applied for such a license and is actively pursuing the granting thereof by appropriate proceedings promptly instituted and diligently conducted) and which is designated by the Company (as provided below) as an SBIC Subsidiary, so long as (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary: (i) is Guaranteed by any Obligor (other than a Permitted SBIC Guarantee or analogous commitment), (ii) is recourse to or A-22 obligates any Obligor in any way (other than in respect of any SBIC Equity Commitment, Permitted SBIC Guarantee or analogous commitment), or (iii) subjects any property of any Obligor, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than Equity Interests in any SBIC Subsidiary pledged to secure such Indebtedness, and (b) no Obligor has any obligation to maintain or preserve such Subsidiary’s financial condition or cause such entity to achieve certain levels of operating results (other than in respect of any SBIC Equity Commitment, Permitted SBIC Guarantee or analogous commitment). Any such designation by the Company shall be effected pursuant to a certificate of a Senior Financial Officer delivered to the holders of the Notes, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions. “SEC” means the Securities and Exchange Commission of the United States of America. “Section 8.8 Proposed Prepayment Date” is defined in Section 8.8. “Secured Debt” means, determined on an aggregate basis, without duplication, in accordance with GAAP, all Indebtedness for borrowed money of the Company and its Subsidiaries that is secured by a Lien on assets of the Company or a Subsidiary of the Company. “Secured Debt Ratio” is defined in Section 1.2(g). “Secured Debt Ratio Adjusted Interest Rate” is defined in Section 1.2(h). “Secured Debt Ratio Event” is defined in Section 1.2(i). “Securities” or “Security” shall have the meaning specified in section 2(1) of the Securities Act. “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder from time to time in effect. “Senior Financial Officer” means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company. “Series” means any series of Notes issued pursuant to this Agreement or any Supplement hereto. “Series 2026A Notes” is defined in Section 1.1 of this Agreement. “Shareholders’ Equity” means, at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of shareholders equity for the Company and its Subsidiaries at such date. “Source” is defined in Section 6.2. A-23 “SPE Subsidiary” means: (a) a direct or indirect Subsidiary of the Company or any other Obligor to which any Obligor sells, conveys or otherwise transfers (whether directly or indirectly) Cash, Cash Equivalents or Portfolio Investments, which engages in no material activities other than in connection with the purchase, holding, disposition or financing of such assets and other portfolio investments and which is designated by the Company (as provided below) as an SPE Subsidiary: (i) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (A) is Guaranteed by any Obligor (other than Guarantees in respect of Standard Securitization Undertakings), (B) is recourse to or obligates any Obligor in any way other than pursuant to Standard Securitization Undertakings or (C) subjects any property of any Obligor (other than (x) property that has been contributed or sold, purported to be sold or otherwise transferred to such Subsidiary or (y) Equity Interests in such Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or any Guarantee thereof, (ii) with which no Obligor has any material contract, agreement, arrangement or understanding (excluding customary sale and contribution agreements and master participation agreements, in each case, entered into with a special purpose entity that is structured to be bankruptcy remote) other than on terms, taken as a whole, not materially less favorable to such Obligor than those that might be obtained at the time from Persons that are not Affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to Standard Securitization Undertakings, and (iii) to which no Obligor has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization Undertakings; and (b) a direct or indirect Subsidiary of the Company designated by the Company (as provided below) as an SPE Subsidiary and which meets the following criteria: (i) such Subsidiary is the direct or indirect parent of any SPE Subsidiary; (ii) such Subsidiary engages in no activities and has no assets (other than in connection with the transfer of assets to and from any SPE Subsidiary referred to in clause (a), its ownership of all of the Equity Interests of any SPE Subsidiary referred to in clause (a), any contracts, agreements or arrangements not prohibited by clause (iii) below and Standard Securitization Undertakings) or liabilities (other than in connection with any contracts, agreements or arrangements not prohibited by clause (iii) below and Standard Securitization Undertakings); (iii) no Obligor has any material contract, agreement, arrangement or understanding with such Subsidiary other than on terms, taken as a whole, not materially less favorable to such Obligor than those that might be obtained at the time from persons A-24 that are not affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to any Standard Securitization Undertakings; and (iv) no Obligor has any obligation to maintain or preserve such Subsidiary’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization Undertakings. Any such designation by the Company shall be effected pursuant to a certificate of a Senior Financial Officer delivered to the Administrative Agent, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions set forth in clause (a) or (b) above, as applicable. Each Subsidiary of an SPE Subsidiary shall be deemed to be an SPE Subsidiary and shall comply with the foregoing requirements of clause (a) and (b) of this definition, as applicable. “Special Equity Interest” means any Equity Interest that is subject to a Lien in favor of creditors of the issuer of such Equity Interest provided that (a) such Lien was created to secure Indebtedness owing by such issuer to such creditors, (b) such Indebtedness was (i) in existence and already secured by such Lien at the time the Obligors acquired such Equity Interest, (ii) incurred or assumed by such issuer and secured by such Lien substantially contemporaneously with such acquisition or (iii) a refinancing of the Indebtedness described in the foregoing clause (i) or clause (ii) and (c) unless such Equity Interest is not intended to be included in the Collateral, the documentation creating or governing such Lien does not prohibit the inclusion of such Equity Interest in the Collateral. “Specified Credit Facility” means any Material Credit Facility that is unsecured. “Standard Securitization Undertakings” means, collectively, (a) customary arms-length servicing obligations (together with any related performance guarantees), (b) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentations (in each case unrelated to the collectability of the assets sold or the creditworthiness of the associated account debtors), (c) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in middle market, broadly syndicated or commercial loan market, accounts receivable securitizations, securitizations of financial assets or collateralized loan obligations or loans to special purpose vehicles, including those owed to customary third-party service providers in connection with such transactions, such as rating agencies and accountants, (d) obligations (together with any related performance guarantees) under any customary “bad boy” guarantee, and (e) obligations under customary limited recourse guarantees; provided, however, that any such guarantee described in this clause (e) shall not exceed 10% of the aggregate unfunded commitments plus outstandings under the applicable loan (any such guarantee described in this clause (e), a “SPE Subsidiary Recourse Obligation”). “State Sanctions List” means a list that is adopted by any state Governmental Authority within the United States of America pertaining to Persons that engage in investment or other

A-25 commercial activities in Iran or any other country that is a target of economic sanctions imposed under U.S. Economic Sanctions Laws. “Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Anything herein to the contrary notwithstanding, the term “Subsidiary” shall not include any Person that constitutes an Investment (including a Joint Venture Investment) held by the Company in the ordinary course of business and that is not, under GAAP, consolidated on the financial statements of the Company and its Subsidiaries. Unless otherwise specified, “Subsidiary” means a Subsidiary of the Company. “Subsidiary Guarantor” means each Subsidiary that has executed and delivered a Subsidiary Guaranty or a joinder thereto. “Subsidiary Guaranty” is defined in Section 9.7(a). “Substitute Purchaser” is defined in Section 21. “Supplement” is defined in Section 2.2. “SVO” means the Securities Valuation Office of the NAIC. “Synthetic Lease” means, at any time, any lease (including leases that may be terminated by the lessee at any time) of any property (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding), assessments, fees, or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “tranche” means all Notes of a Series having the same maturity, interest rate, currency and schedule for mandatory prepayments. “Tranche A Notes” is defined in Section 1. “Tranche B Notes” is defined in Section 1. A-26 “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York. “United States Person” has the meaning set forth in Section 7701(a)(30) of the Code. “U.S. Economic Sanctions Laws” means those laws, executive orders, enabling legislation or regulations administered and enforced by the United States pursuant to which economic sanctions have been imposed on any Person, entity, organization, country or regime, including the Trading with the Enemy Act, the International Emergency Economic Powers Act, the Iran Sanctions Act, the Sudan Accountability and Divestment Act and any other OFAC Sanctions Program. “U.S. Government Securities” means securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and in the form of conventional bills, bonds, and notes. “USA PATRIOT Act” means United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001 and the rules and regulations promulgated thereunder from time to time in effect. “Wholly-Owned Subsidiary” means, at any time, any Subsidiary all of the equity interests (except directors’ qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company’s other Wholly-Owned Subsidiaries at such time. SCHEDULE 1-A (to Master Note Purchase Agreement) [FORM OF SERIES 2026A, TRANCHE A, NOTE] NEW MOUNTAIN PRIVATE CREDIT FUND 6.47% SERIES 2026A SENIOR NOTE, TRANCHE A, DUE MARCH 15, 2029 No. 2026A-A[_] [Date] $[_______] PPN 64755E A*3 FOR VALUE RECEIVED, the undersigned, NEW MOUNTAIN PRIVATE CREDIT FUND (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on March 15, 2029 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.47% per annum, as may be adjusted in accordance with Section 1.2 of the Master Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the 15th day of March and September in each year, commencing with the March 15 or September 15 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below. This Note is one of a series of Series 2026A Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated February 25, 2026 (as from time to time amended, the “Master Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement. This Note is a registered Note and, as provided in (and subject to the terms and conditions of) the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer 1-A-2 accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered in the register maintained by the Company as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement. [Remainder of page left blank]

1-A-3 This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. NEW MOUNTAIN PRIVATE CREDIT FUND By: ____________________________________ Name: _____________________________ Title: ______________________________ SCHEDULE 1-B (to Master Note Purchase Agreement) [FORM OF SERIES 2026A, TRANCHE B, NOTE] NEW MOUNTAIN PRIVATE CREDIT FUND 6.89% SERIES 2026A SENIOR NOTE, TRANCHE B, DUE MARCH 17, 2031 No. 2026A-B[_] [Date] $[_______] PPN 64755E A@1 FOR VALUE RECEIVED, the undersigned, NEW MOUNTAIN PRIVATE CREDIT FUND (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on March 17, 2031 (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of 6.89% per annum, as may be adjusted in accordance with Section 1.2 of the Master Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the 15th day of March and September in each year, commencing with the March 15 or September 15 next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below. This Note is one of a series of Series 2026A Senior Notes (herein called the “Notes”) issued pursuant to the Master Note Purchase Agreement, dated February 25, 2026 (as from time to time amended, the “Master Note Purchase Agreement”), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement. This Note is a registered Note and, as provided in (and subject to the terms and conditions of) the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer 1-B-2 accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered in the register maintained by the Company as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement. [Remainder of page left blank] 1-B-3 This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State. NEW MOUNTAIN PRIVATE CREDIT FUND By: ____________________________________ Name: _____________________________ Title: ______________________________

SCHEDULE 4.4(a) (to Master Note Purchase Agreement) FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY SCHEDULE 4.4(a) Form of opinion of Eversheds Sutherland LLP [See attached] Eversheds Sutherland (US) LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001-3980 D: +1 202.383.0278 F: +1 202.637.3593 payamsiadatpour@eversheds-sutherland.com February 25, 2026 To the Purchasers Listed on the Purchaser Schedule to the hereinafter defined Note Purchase Agreement Re: New Mountain Private Credit Fund Ladies and Gentlemen: We have acted as counsel to New Mountain Private Credit Fund, a Maryland statutory trust (the “Company”), in connection with the Master Note Purchase Agreement, dated February 25, 2026 (the “Note Purchase Agreement”), by and between the Company and the Purchasers listed on the Purchaser Schedule therein (the “Purchasers”), which Note Purchase Agreement relates to the issuance and sale of (i) $85,000,000 aggregate principal amount of the 6.47% Series 2026A Senior Notes, Tranche A, due March 15, 2029 (the “Tranche A Notes”) and (ii) $140,000,000 aggregate principal amount of the 6.89% Series 2026A Senior Notes, Tranche B, due March 17, 2031 (the “Tranche B Notes”, collectively with the Tranche A Notes, the “Notes”). This opinion letter is delivered to you pursuant to Section 4.4 of the Note Purchase Agreement. We have examined the originals or copies, certified or otherwise identified to our satisfaction as being true copies, of the following: (a) the Note Purchase Agreement; (b) each of the Tranche A Notes and the Tranche B Notes (together with the Note Purchase Agreement, the “Transaction Documents”); (c) the Certificate of Trust of the Company (the “Certificate of Trust”), certified as of the date hereof by an officer of the Company; (c) the Amended and Restated Declaration of Trust of the Company (the “Declaration of Trust”), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (“SDAT”); (d) resolutions adopted by the Board of Trustees of the Company relating to, among other things (i) the offering, issuance and sale of the Notes and the terms and conditions thereof and (ii) the agreements and other documents February 25, 2026 Page 2 relating to the foregoing, including the Transaction Documents, certified as of the date hereof by an officer of the Company; and (e) a Certificate of Good Standing with respect to the Company issued by the SDAT, dated as of February 20, 2026 (the “Company Good Standing”). With respect to such examination and our opinions expressed herein, we have assumed, without any independent investigation or verification: (i) the genuineness of all signatures on all documents submitted to us for examination; (ii) the legal capacity of all natural persons; (iii) the authenticity of all documents submitted to us as originals, and the conformity to authentic originals of all documents submitted to us as copies; and (iv) that at the time of issuance of the Notes, after giving effect to such issuance, the Company will be in compliance with Section 18(a)(1)(A) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), giving effect to Section 61(a)(2) of the Investment Company Act. This opinion letter has been prepared, and should be interpreted, in accordance with customary practice followed in the preparation of opinion letters by lawyers who regularly give, and such customary practice followed by lawyers who on behalf of their clients regularly advise opinion recipients regarding, opinion letters of this kind. Accordingly, this opinion letter is subject to certain assumptions, qualifications and limitations that as a matter of customary practice are understood to be included in opinion letters without stating them in the opinion letter. As to certain matters of fact relevant to the opinions in this opinion letter, we have relied on certificates of officers of the Company, and on the factual representations, warranties and covenants of the Company and you set forth in the Note Purchase Agreement. We also have relied on certificates or confirmations of public officials. We have not independently established the facts, or in the case of certificates or confirmations of public officials, the other statements, so relied upon. The opinions set forth below are limited to the effect of the federal laws of the United States of America, the laws of the State of New York, the Maryland Statutory Trust Act (the “MSTA”), in each case, as in effect on the date hereof and that in our experience are applicable to transactions of the nature contemplated by the Transaction Documents, and we express no opinion as to the applicability or effect of the laws of any other jurisdictions. In addition, our opinions hereinafter expressed are expressly qualified as follows: February 25, 2026 Page 3 (i) our opinions as to the validity, binding effect or enforceability of any document or security are subject to bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, and other similar federal and state laws affecting the rights and remedies of creditors generally and to general principles of equity (including, without limitation, the availability of specific performance or injunctive relief and the application of concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding at law or in equity; (ii) we express no opinion as to the legality, validity, binding effect or enforceability of any provision of any document or security relating to indemnification, contribution or exculpation that may be in violation of public policy underlying any law, rule or regulation (including, without limitation, any federal or state securities law, rule or regulation); and (iii) except as expressly set forth in an opinion below, we express no opinion with respect to, or the effect of, the following laws, including, without limitation, all rules and regulations promulgated thereunder: (A) the Foreign Corrupt Practices Act; the Trading with the Enemy Act; any foreign assets control regulations of the United States Treasury Department; the USA PATRIOT Act; Executive Order No. 13,224 (“Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism”) and similar laws and executive orders. (B) securities laws; commodities laws; the Federal Reserve Board margin stock regulations; antifraud laws; tax laws; pension or employee benefit laws; labor laws; zoning, land use, subdivision or similar laws; environmental laws; health and safety laws; antitrust, unfair competition and other trade regulation laws; racketeering laws; or patent, copyright, trademark, trade name or other intellectual property laws; (C) municipal laws or the laws, rules or regulations of any local agencies or governmental authorities of or within the State of New York; (D) the Corporate Transparency Act, 31 U.S.C. §5336, or any rules or regulations promulgated thereunder or in connection therewith, including, without limitation, the regulations issued by the US Treasury’s Federal Crimes Enforcement Network at 31 CFR 1010.380, and including, without limitation, whether any Purchaser is a reporting company under or exempt under any of the foregoing; or (E) any law, rule or regulation that is applicable to the Purchasers, the Transaction Documents or the transactions governed by the Transaction Documents solely because such law, rule or regulation is part of a regulatory regime applicable to any party to the Transaction Documents or any of its affiliates due to the specific assets or business of such party or such affiliate.

February 25, 2026 Page 4 On the basis of and subject to the foregoing, and in reliance thereon, and subject to the assumptions, qualifications and limitations set forth in this opinion letter, we are of the opinion that: 1. Based solely on the Company Good Standing, the Company is a statutory trust duly existing under and by virtue of the MSTA and is in good standing with the SDAT. 2. The Company has the corporate power to execute and deliver each Transaction Document and perform its obligations thereunder. 3. The Note Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. 4. The Note Purchase Agreement has been duly authorized, executed and delivered by the Company and complies in all material respects with the applicable provisions of the Investment Company Act. 5. The sale and issuance of the Notes have been duly authorized by the Company, the Notes have been duly executed by the Company and, when paid for by the Purchasers in accordance with the terms of the Note Purchase Agreement, the Notes will be valid and binding obligations of the Company, enforceable against the Company. 6. The execution and delivery by the Company of the Note Purchase Agreement and the Notes do not, and the performance by the Company of its obligations thereunder, including the issuance of the Notes as provided for in the Note Purchase Agreement, will not (a) violate any provision of the Declaration of Trust or the Certificate of Trust, (b) violate any provisions of the federal laws of the United States, the laws of the State of New York, or the MSTA or (c) assuming the Company’s compliance with the representations, warranties and covenants in the Note Purchase Agreement as to application of proceeds, Regulations T, U or X of the Board of Governors of the Federal Reserve Board or 7. No consent, approval, authorization or order of, or registration, qualification or filing with, any governmental body or agency is required under the MSTA, New York law or the federal laws of the United States for the issuance and sale of the Notes by the Company and the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Note Purchase Agreement and the Notes, except such as have been already obtained or made. 8. Assuming (a) the accuracy of the representations and warranties of the Purchasers contained in the Note Purchase Agreement, (b) the due February 25, 2026 Page 5 performance of the covenants and agreements of the Company and the Purchasers set forth in the Note Purchase Agreement, and (c) the compliance by the Purchasers with the offering and transfer procedures and restrictions described in the Note Purchase Agreement and the Notes, it is not necessary in connection with the offer, sale and delivery of the Notes by the Company to the Purchasers pursuant to the Note Purchase Agreement to register the Notes under the Securities Act of 1933, as amended, or to qualify an indenture with respect to the Notes under the Trust Indenture Act of 1939, as amended; it being understood, however, that we express no opinion as to any subsequent sale or resale of the Notes. 9. The Company has elected to be regulated as a “business development company” under the Investment Company Act and, based solely on our review of the filings of the Company available in the Securities and Exchange Commission's EDGAR database, has not withdrawn such election. 10. To our knowledge, there are no legal proceedings pending or overtly threatened in writing against the Company that question the validity of the Note Purchase Agreement or the Notes. We express no opinion as to any of the following: (a) provisions that purport to (i) determine, or waive objections to, the forum, venue or jurisdiction of any particular court or other governmental authority or (ii) waive or consent to service of process requirements; (b) waivers or advance consents that have the effect of waiving (i) legal or equitable defenses (including the obligations of good faith, fair dealing, diligence and reasonableness), (ii) rights to certain damages, (iii) rights to counter claim or set off, (iv) statutes of limitations, (v) rights to notice or the opportunity to cure failures to perform, (vi) the benefits of statutory, regulatory or constitutional rights, unless and to the extent the applicable statute, regulation, or constitution explicitly permits their waiver, and (vii) other benefits to the extent they cannot be waived under applicable law; (c) provisions imposing (i) increased interest rates (including interest on interest and compounding of interest) or late payment charges upon delinquency in payment or default, (ii) liquidated damages or (iii) premiums on prepayment, acceleration, redemption, cancellation, or termination or other payments in excess of actual damages, to the extent any such payments are deemed to be penalties or forfeitures; or (d) provisions releasing or exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own acts or omissions. Our opinion regarding the enforceability of the Note Purchase Agreement and the Notes with respect to any choice of law provision is given in reliance on, and is limited in February 25, 2026 Page 6 scope to, Section 5-1401 of the General Obligations Law of the State of New York, and we express no opinion with respect to any such provision insofar as it exceeds such scope. We express no opinion as to whether a court outside the State of New York would give effect to the choice of New York law provided in the Note Purchase Agreement or the Notes. In basing the confirmations set forth herein on our knowledge, the words “our knowledge” signify that, in the course of our representation of the Company, in matters with respect to which we have been engaged by such entity as counsel, no information has come to our attention that would give the lawyers within our firm who have given substantive attention to the representation of the Company actual knowledge that any such confirmation is not accurate or that any of the certificates or representations on which we have relied are not accurate or complete; we have undertaken no independent investigation or verification of such matters. The opinions expressed in this opinion letter (a) are strictly limited to the matters stated in this opinion letter, and without limiting the foregoing, no other opinions are to be inferred and (b) are only as of the date hereof, and we are under no obligation, and do not undertake, to advise the Purchasers or any other person or entity either of any change of law or fact that occurs, or of any fact that comes to our attention, after the date hereof, even though such change or such fact may affect the legal analysis or a legal conclusion in this opinion letter. This opinion letter (a) is delivered by us as counsel for the Company to you as the Purchasers in connection with the transactions contemplated by the Note Purchase Agreement, may be relied upon only by the Purchasers in connection with such transactions, and may not be relied upon by the Purchasers for any other purpose; (b) may not be relied on by, or furnished to, any other person or entity without our prior written consent; and (c) may not be quoted, published or otherwise disseminated, without in each instance our express written consent, except that copies may be delivered to the National Association of Insurance Commissioners or any regulatory authority having jurisdiction over a holder of the Notes. Notwithstanding the preceding sentence, we hereby consent to reliance on this opinion letter by any assignee of the Notes that becomes a holder of the Notes after the date of this opinion letter in accordance with the terms of the Note Purchase Agreement (each, an “Assignee Holder”), but only on the condition and understanding that (i) such Assignee Holder accepts the limitations in the preceding sentence, (ii) reliance by any Assignee Holder must be actual and reasonable under the circumstances existing at the time such Assignee Holder becomes a holder of the Notes, including any changes in law, facts or any other developments known to or reasonably knowable at such time by such Assignee Holder, (iii) in no event shall any such Assignee Holder have any greater rights with respect to this opinion letter than did (A) the original addressees of this opinion letter on the date of this opinion letter or (B) without limiting the foregoing, its assignor, and (iv) our consent to such reliance shall not constitute a reissuance of such opinions as of the date of any such subsequent assignment or as of any other subsequent date or otherwise extend any applicable statute of limitations. In addition (and also notwithstanding the first sentence of this paragraph), we also consent to the furnishing of this opinion letter for informational purposes to any prospective assignee of the Notes and as may be required by law or regulation applicable to any Purchaser or any February 25, 2026 Page 7 Assignee Holder, but no Person to whom this opinion letter is furnished pursuant to this sentence may rely on the opinions in it. EVERSHEDS SUTHERLAND (US) LLP By: Payam Siadatpour, a partner

FORM OF OPINION OF SPECIAL COUNSEL FOR THE PURCHASERS

[To Be Provided on a Case by Case Basis]

SCHEDULE 4.4(b)
(to Master Note Purchase Agreement)

SCHEDULE 5.3

DISCLOSURE DOCUMENTS

1. New Mountain Private Credit Fund – Offering Letter dated January 16, 2026
2. New Mountain Private Credit Fund – KBRA Rating Letter dated February 28, 2025
3. New Mountain Private Credit Fund – KBRA Rating Report dated February 28, 2025
4. New Mountain Private Credit Fund – Management Presentation dated January 2026
5. New Mountain Private Credit Fund – Historical Financials

SCHEDULE 5.3
(to Master Note Purchase Agreement)

SCHEDULE 5.4

SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK

(i) Subsidiaries:

- New Mountain Private Credit Fund SPV I, L.L.C.
  - Jurisdiction: Delaware
  - Ownership: New Mountain Private Credit Fund owns all of the membership interests in New Mountain Private Credit Fund SPV I, L.L.C.

(ii) Company's Trustees and Senior Officers:

<u>Trustees of New Mountain Private Credit Fund</u>

- John R. Kline
- Adam B. Weinstein
- Barbara Daniel
- Daniel Hebert
- John Malfettone

<u>Officers of New Mountain Private Credit Fund</u>

- John R. Kline – President and Chief Executive Officer
- Kris Corbett – Chief Financial Officer and Treasurer
- Adam B. Weinstein – Executive Vice President
- Laura Holson – Chief Operating Officer
- Joseph W. Hartswell – Chief Compliance Officer
- Eric Kane – Corporate Secretary

(d) Restrictions on Payments of Dividends by Subsidiaries

- Second Amended and Restated Credit Agreement by and among New Mountain Private Credit Fund SPV I, L.L.C., as borrower, various lenders, Goldman Sachs Bank USA, Syndication Agent and Calculation Agent, GS ASL LLC, as Administrative Agent, Western Alliance Trust Company, N.A. as Collateral Agent, Collateral Custodian and Collateral Administrator (the "GS Credit Facility")

SCHEDULE 5.4
(to Master Note Purchase Agreement)

SCHEDULE 5.5

FINANCIAL STATEMENTS

- New Mountain Private Credit Fund's financial statements as set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed on March 5, 2025.

- New Mountain Private Credit Fund's financial statements as set forth in its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025, filed on November 12, 2025.

SCHEDULE 5.5
(to Master Note Purchase Agreement)

SCHEDULE 5.15

EXISTING INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES

(a) All Existing Indebtedness

As of December 31, 2025:

Obligor	Creditor	Description of Indebtedness	Interest Rate(s)	Collateral	Final Maturity	Outstanding Principal Amount
New Mountain Private Credit Fund	Sumito Mitsui Banking Corporation	Revolving Credit Facility	Applicable benchmark rate plus 1.90% to 2.00%	Certain of the assets held by New Mountain Private Credit Fund	May 10, 2030	$499,388,952
New Mountain Private Credit Fund SPV I, L.L.C.	Goldman Sachs Bank USA	Revolving Credit Facility	SOFR plus 1.75% per annum	All assets held by New Mountain Private Credit Fund SPV I, L.L.C.	The earlier of either (a) December 17, 2030, (b) 45 days prior to the maturity date of the shareholder, or (c) an early prepayment date	$576,000,000

(b) Permitted Liens

- Liens created pursuant to the Bank Credit Agreement (the "NEWCRED Credit Facility")

SCHEDULE 5.15
(to Master Note Purchase Agreement)

- Liens created pursuant to the GS Credit Facility

(c) Restrictions on Indebtedness

- NEWCRED Credit Facility
- GS Credit Facility

5.15-2

Schedule 10.1

Transactions with Affiliates

- Transactions pursuant to the Investment Advisory Agreement between New Mountain Private Credit Fund and New Mountain Finance Advisers, L.L.C., dated November 7, 2024

- Transactions pursuant to the Administration Agreement between New Mountain Private Credit Fund and New Mountain Finance Administration, L.L.C., dated November 7, 2024

- Expense Support and Conditional Reimbursement Agreement between New Mountain Private Credit Fund and New Mountain Finance Advisers, L.L.C., dated November 7, 2024

SCHEDULE 10.1
(to Master Note Purchase Agreement)

SCHEDULE 10.2

EXCLUDED ASSETS

- New Mountain Private Credit Fund SPV I, L.L.C.

SCHEDULE 10.2
(to Master Note Purchase Agreement)

EXHIBIT S (to Master Note Purchase Agreement) NEW MOUNTAIN PRIVATE CREDIT FUND [NUMBER] SUPPLEMENT TO MASTER NOTE PURCHASE AGREEMENT Dated as of ______________________ Re: $____________ _____% Series _______ Senior Notes Due _____________________ New Mountain Private Credit Fund 1633 Broadway, 48th Floor, New York, NY 10019 Dated as of ____________________, 20__ To the Series [____] Additional Purchaser(s) named in Schedule A hereto Ladies and Gentlemen: This [Number] Supplement to Master Note Purchase Agreement (the “Supplement”) is among NEW MOUNTAIN PRIVATE CREDIT FUND, a Maryland statutory trust (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Series [__] Additional Purchasers”). Reference is hereby made to that certain Master Note Purchase Agreement dated as of February 25, 2026 (the “Master Note Purchase Agreement”) among the Company and the Purchasers listed on the Purchaser Schedule thereto. All capitalized terms not otherwise defined herein shall have the same meanings as specified in the Master Note Purchase Agreement. Reference is further made to Section 4.14 of the Master Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement. The Company hereby agrees with the Series [__] Additional Purchaser(s) as follows: 1. The Company has authorized the issue and sale of $__________ aggregate principal amount of its _____% Series ______ Senior Notes due _________, ____ (the “Series ______ Notes”). The Series ____ Notes, together with the Series 2026A Notes issued pursuant to the Master Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Master Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Master Note Purchase Agreement). The Series _____ Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Series [__] Additional Purchaser(s) and the Company. 2. Subject to the terms and conditions hereof and as set forth in the Master Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Series [__] Additional Purchaser, and each Series [__] Additional Purchaser agrees to purchase from the Company, Series _____ Notes in the principal S-2 amount set forth opposite such Series [__] Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the Closing date hereinafter mentioned. 3. The sale and purchase of the Series ______ Notes to be purchased by each Series [__] Additional Purchaser shall occur at the offices of [Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606,] at 8:00 A.M. [Chicago time], at the Closing (the “Series [____] Closing”) on ______, ____ or on such other Business Day thereafter on or prior to _______, ____ as may be agreed upon by the Company and the Series [__] Additional Purchasers. At the Series [____] Closing, the Company will deliver to each Series [__] Additional Purchaser the Series ______ Notes to be purchased by such Purchaser in the form of a single Series ______ Note (or such greater number of Series ______ Notes in denominations of at least $100,000 as such Series [__] Additional Purchaser may request) dated the date of the Series [____] Closing and registered in such Series [__] Additional Purchaser’s name (or in the name of such Series [__] Additional Purchaser’s nominee), against delivery by such Series [__] Additional Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number [__________________________] at ____________ Bank, [Insert Bank address, ABA number for wire transfers, and any other relevant wire transfer information]. If, at the Series [____] Closing, the Company shall fail to tender such Series ______ Notes to any Series [__] Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Series [__] Additional Purchaser’s satisfaction, such Series [__] Additional Purchaser shall, at such Series [__] Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Series [__] Additional Purchaser may have by reason of such failure or such nonfulfillment. 4. The obligation of each Series [__] Additional Purchaser to purchase and pay for the Series ______ Notes to be sold to such Series [__] Additional Purchaser at the Series [____] Closing is subject to the fulfillment to such Series [__] Additional Purchaser’s satisfaction, prior to the Series [____] Closing, of the conditions set forth in Section 4 of the Master Note Purchase Agreement with respect to the Series ______ Notes to be purchased at the Series [____] Closing as if each reference to “2026A Notes” or “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer to “Series ______ Notes,” “Series [____] Closing” and “Series [__] Additional Purchaser” (each as defined in this Supplement) and to the following additional conditions: (a) Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Master Note Purchase Agreement shall be correct as of the date of the Series [____] Closing (except for representations and warranties which apply to a specific earlier date which shall be true as of such earlier date or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A) and the Company shall have delivered to each Series [____] Additional Purchaser an Officer’s Certificate, dated the date of the Series [____] Closing certifying that such condition has been fulfilled. (b) Contemporaneously with the Series [____] Closing, the Company shall sell to each Series [__] Additional Purchaser, and each Series [__] Additional Purchaser shall S-3 purchase, the Series ______ Notes to be purchased by such Series [__] Additional Purchaser at the Series [____] Closing as specified in Schedule A. 5. [Here insert special provisions for Series ______ Notes including mandatory prepayment provisions applicable to Series ______ Notes; any series-specific closing conditions or delayed funding matters applicable to Series ______ Notes; or any additional covenants]. 6. Each Series [__] Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Master Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series ______ Notes by such Series [__] Additional Purchaser as if each reference to “2026A Notes” or “Notes,” “Series [____] Closing” and “Purchaser” set forth therein was modified to refer to “Series ______ Notes,” “Series [____] Closing” and “Series [__] Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Master Note Purchase Agreement as supplemented by this Supplement. 7. The Company and each Series [__] Additional Purchaser agree to be bound by and comply with the terms and provisions of the Master Note Purchase Agreement as fully and completely as if such Series [__] Additional Purchaser were an original signatory to the Master Note Purchase Agreement. 8. This Supplement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

S-4 The execution hereof shall constitute a contract between the Company and the Series [__] Additional Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement. NEW MOUNTAIN PRIVATE CREDIT FUND By: ____________________________________ Name: _____________________________ Title: ______________________________ Accepted as of __________, _____ [SERIES [____] ADDITIONAL PURCHASER] By: ____________________________________ Name: _____________________________ Title: ______________________________ SCHEDULE A (to Supplement) INFORMATION RELATING TO SERIES [____] ADDITIONAL PURCHASERS NAME AND ADDRESS OF SERIES [____] ADDITIONAL PURCHASER PRINCIPAL AMOUNT OF SERIES ______ NOTES TO BE PURCHASED NOTE NUMBER [NAME OF SERIES [____] ADDITIONAL PURCHASER] $ (1) All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds. (2) All notices of payments and written confirmations of such wire transfers: (3) All other communications: SUPPLEMENTAL REPRESENTATIONS [UPDATED REPRESENTATIONS AS APPROPRIATE TO BE INCLUDED] The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Master Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date which shall be true as of such earlier date and other than the Section references hereinafter set forth) is true and correct in all material respects as of the date hereof with respect to the Series ______ Notes with the same force and effect as if each reference to “the Notes” set forth therein was modified to refer to the “Series ______ Notes” and each reference to “this Agreement” therein was modified to refer to the Master Note Purchase Agreement as supplemented by the _______ Supplement. The Section references hereinafter set forth correspond to the similar sections of the Master Note Purchase Agreement which are supplemented hereby: Section 5.3. Disclosure. (a) This Agreement, the financial statements listed in Schedule 5.5 and the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company (other than financial projections, pro forma financial information, and other forward- looking information referenced in Section 5.3) prior to [TO BE UPDATED] in connection with the transactions contemplated hereby and identified in Schedule 5.3 (this Agreement and such documents, certificates or other writings and such financial statements delivered to each Purchaser (other than financial projections, pro forma financial information, and other forward-looking information referenced in Section 5.3) being referred to, collectively, as the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since [TO BE UPDATED], there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that would reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents. (b) All financial projections, pro forma financial information and other forward-looking information which has been delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by this Agreement are based upon good faith assumptions and, in the case of financial projections and pro forma financial information, good faith estimates, in each case, believed to be reasonable at the time made, it being recognized that (i) such financial information as it relates to future events is subject to significant uncertainty and contingencies (many of which are beyond the control of the Company) and are therefore not to be viewed as fact, and (ii) actual results during the period or periods covered by such financial information may materially differ from the results set forth therein. Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists as of the date of the Series ___ Closing of (i) the Company’s Subsidiaries, showing, as to each Subsidiary, the name -2- thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and whether such Subsidiary is a Subsidiary Guarantor, and (ii) the Company’s Trustees and senior officers. (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, and, to the extent applicable, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of any Lien that is prohibited by this Agreement. (c) Each Subsidiary is a corporation or other legal entity duly organized, validly existing and, where applicable, in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and, where applicable, is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. (d) No Subsidiary is subject to any legal, regulatory, contractual or other restriction (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law or similar statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary. Section 5.5. Financial Statements; Material Liabilities. The Company has delivered to each Additional Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of such financial statements (including in each case the related schedules and notes, but excluding all financial projections, pro forma financial information and other forward-looking information) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and lack of footnotes). Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any substantially similar debt Securities for sale to, or solicited any offer to buy the Notes or any substantially similar debt Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Additional Purchasers and not more than ______ other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.

-3- Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes hereunder for the general corporate purposes of the Company and its Subsidiaries and as otherwise set forth in the section of the _______ entitled “__________”. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than ___% of the value of the consolidated assets of the Company and its subsidiaries and the Company does not have any present intention that margin stock will constitute more than ___% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U. Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of ________, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. As of ___________, neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and, to the knowledge of the Company, no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment. (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness or to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien that secures Indebtedness. (c) Neither the Company nor any Subsidiary is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other agreement (including its charter or any other organizational document) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of the Company, except as disclosed in Schedule 5.15. [ADD ANY ADDITIONAL REPRESENTATIONS AS APPROPRIATE AT THE TIME THE SERIES ______ NOTES ARE ISSUED] [FORM OF SERIES _____ NOTE] NEW MOUNTAIN PRIVATE CREDIT FUND [____]% SERIES _________ SENIOR NOTE DUE [__________, ____] No. [_____] [Date] $[_______] PPN[______________] FOR VALUE RECEIVED, the undersigned, NEW MOUNTAIN PRIVATE CREDIT FUND (herein called the “Company”), a statutory trust organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] DOLLARS (or so much thereof as shall not have been prepaid) on [_________, ____] (the “Maturity Date”), with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance hereof at the rate of [_____]% per annum, as may be adjusted in accordance with Section 1.2 of the Master Note Purchase Agreement (as hereinafter defined), from the date hereof, payable semiannually, on the [___] day of [__________] and [_________] in each year, commencing with the [_________] or [_________] next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Master Note Purchase Agreement), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand). Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at [_____] or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Master Note Purchase Agreement referred to below. This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to a Supplement to the Master Note Purchase Agreement, dated February 25, 2026 (as from time to time amended, the “Master Note Purchase Agreement”), among the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Master Note Purchase Agreement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Master Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have (i) agreed to the confidentiality provisions set forth in Section 20 of the Master Note Purchase Agreement and (ii) made the representation set forth in Section 6.2 of the Master Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Master Note Purchase Agreement. -2- This Note is a registered Note and, as provided in the Master Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered in the register maintained by the Company as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note and the holder hereof are entitled equally and ratably with the holders of all of the Notes to the rights and benefits provided pursuant to the terms and provisions of each Subsidiary Guarantee (as such term is defined in the Master Note Purchase Agreement), if any. Reference is hereby made to the foregoing for a statement of the nature and extent of the benefits for the Notes afforded thereby and the rights of the holders of the Notes. This Note is subject to [mandatory] [optional] prepayment, in whole or from time to time in part, at the times and on the terms specified in the Master Note Purchase Agreement, but not otherwise. If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Master Note Purchase Agreement. [Remainder of page left blank] -3- This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would permit application of the laws of a jurisdiction other than such State. NEW MOUNTAIN PRIVATE CREDIT FUND By: ____________________________________ Name: _____________________________ Title: ______________________________

NEW MOUNTAIN PRIVATE CREDIT FUND

1633 Broadway, 48th Floor,
New York, NY 10019

$85,000,000.00 6.47% Series 2026A Senior Notes, Tranche A, due March 15, 2029
$140,000,000.00 6.89% Series 2026A Senior Notes, Tranche B, due March 17, 2031

INFORMATION RELATING TO PURCHASERS

[See Attached]

PURCHASER SCHEDULE
(to Master Note Purchase Agreement)

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
HAMILTON SELECT INSURANCE INC. c/o Sun Life Capital Management 96 Worcester Street Wellesley, MA 02481	TRANCHE A TRANCHE B	$5,400,000.00 ---

Registered Note Number	Amount	Purchaser	Registered in the name of:
2026A-A1	$5,400,000.00	Hamilton Select Insurance Inc.	Hare & Co., LLC

Wire transfers of principal and interest are to be directed to:
Bank Name: Bank of New York Mellon
ABA: 021000018
Account Number/Beneficiary: GLA 111566
Account Name: US Income Collections
P&I Department
Custodian Contact Name: PP Servicing
Custodian Contact Email: ppservicing@bnymellon.com
Ref: FFC Name: HAMILTON SELECT INSURANCE INC CUST, FFC: 258311, [P&I Breakdown], PPN 64755E A*3, New Mountain Private Credit Fund 6.47% Series 2026A Senior Notes, Tranche A Due 3/15/2029

Notices related to all routine payments, non-routine payments and audit confirmations should be sent to:

Rose Wu, Analyst
Sun Life Assurance Company of Canada
302F01
227 King Street South
Waterloo, ON N2J 4C5
Canada
PFIOperations@SLCManagement.com

All financial statements and reports, correspondence and other notices should be sent to:

David Belanger, Managing Director
Caroline Austin, Director
Sun Life Capital Management
96 Worcester Street
Wellesley, MA 02481
David.Belanger@SLCManagement.com
Caroline.Austin@SLCManagement.com

With a copy sent to: private.placement.mailbox@SLCManagement.com

Please arrange to have the Note(s) forwarded to:

THE DEPOSITORY TRUST COMPANY
570 Washington Blvd—5th Floor Jersey City, NJ 07310
ATTN: BNY Mellon/Branch Deposit Department - Account Name: HAMILTON SELECT INSURANCE INC CUST
Account No: 258311

Email the tracking details of the Note(s) along with an electronic copy to:

PFIOperations@SLCManagement.com

Tax information for the above Note(s) is as follows:

Hamilton Select Insurance Inc. US Tax ID: 87-2532330
Hare & Co., LLC US Tax ID: 13-6062916

P-2

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Sun Life Assurance Company of Canada	Tranche A	$4,300,000.00
c/o Sun Life Capital Management	Tranche B	---
96 Worcester Street		
Wellesley, MA 02481		

Registered Note Number	Amount	Purchaser	Registered in the name of:
2026A-A2	$4,300,000.00	Sun Life Assurance Company of Canada	Sun Life Assurance Company of Canada

Wire transfers of principal and interest are to be directed to:
Citibank, N.A.
BIC: CITIUS33
ABA #: 021000089
Act #: 36112805
FFC Act #: 199541
Act Name: Sun Life of Canada Parent Trust
Ref: [P&I Breakdown], PPN 64755E A*3, New Mountain Private Credit Fund 6.47% Series 2026A Senior Notes, Tranche A Due 3/15/2029

Notices related to all routine payments, non-routine payments and audit confirmations should be sent to:

Rose Wu, Analyst
Sun Life Assurance Company of Canada
302F01
227 King Street South
Waterloo, ON N2J 4C5
Canada
PFIOperations@SLCManagement.com

All financial statements and reports, correspondence and other notices should be sent to:

David Belanger, Managing Director
Caroline Austin, Director
Sun Life Capital Management
96 Worcester Street
Wellesley, MA 02481
David.Belanger@SLCManagement.com
Caroline.Austin@SLCManagement.com

With a copy sent to: private.placement.mailbox@SLCManagement.com

Please arrange to have the Note(s) forwarded to:

Keith Whyte
Citibank NA
399 Park Ave, Level C - Vault
New York, NY 10022

Please mention "FFC Acct #: 199541" in the cover letter accompanying the Note/Certificate.

Email the tracking details of the Note along with an electronic copy to:
PFIOperations@SLCManagement.com

Tax information for the above Note(s) is as follows:

Sun Life Assurance Company of Canada US Tax ID: 38-1082080

P-3

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Mag Mutual Insurance Company c/o Sun Life Capital Management 96 Worcester Street Wellesley, MA 02481	Tranche A Tranche B	$2,900,000.00 ---

Registered Note Number	Amount	Purchaser	Registered in the name of:
2026A-A3	$2,900,000.00	Mag Mutual Insurance Company	ELL & CO

Wire transfers of principal and interest are to be directed to:
Bank Name: The Northern Trust Company
ABA: 071000152
Account Name: Master Trust Incoming Wire Account
Account Number: 5186061000
FFC Name: MAG MUTUAL INSURANCE COMPANY - SLC
FFC: 44-37094
SWIFT Code (International Wires): CNORUS44
Ref: [P&I Breakdown], PPN 64755E A*3, New Mountain Private Credit Fund 6.47% Series 2026A Senior Notes, Tranche A Due 3/15/2029

Notices related to all routine payments, non-routine payments and audit confirmations should be sent to:

Rose Wu, Analyst
Sun Life Assurance Company of Canada
302F01
227 King Street South
Waterloo, ON N2J 4C5
Canada
PFIOperations@SLCManagement.com

All financial statements and reports, correspondence and other notices should be sent to:

David Belanger, Managing Director
Caroline Austin, Director
Sun Life Capital Management
96 Worcester Street
Wellesley, MA 02481
David.Belanger@SLCManagement.com
Caroline.Austin@SLCManagement.com

With a copy sent to: private.placement.mailbox@SLCManagement.com

Please arrange to have the Note(s) forwarded to:

The Northern Trust Company
Attn: Trade Securities Processing
333 South Wabash Avenue, 32nd Floor
Chicago, IL 60604

Email a copy to:
Northern_CLG10@ntrs.com

Email the tracking details of the Note(s) along with an electronic copy to:

PFIOperations@SLCManagement.com

Tax information for the above Note(s) is as follows:

Mag Mutual Insurance Company	US Tax ID: 58-1449198
ELL & CO	US Tax ID: 36-6412623

P-4

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
BUILDERS INSURANCE (AN ASSOCIATION CAPTIVE COMPANY)	TRANCHE A	$1,400,000.00
	TRANCHE B	---

c/o Sun Life Capital Management
96 Worcester Street
Wellesley, MA 02481

Registered Note Number	Amount	Purchaser	Registered in the name of:
2026A-A4	$1,400,000.00	Builders Insurance (An Association Captive Company)	Truist Bank Custodian for Builders Insurance (An Association Captive Company) Agreement dtd 12/15/10

Wire transfers of principal and interest are to be directed to:
Truist Bank
214 N. Tryon St, Charlotte, NC 28202
ABA: 053101121
Bene/Account: 5177620228015
Acct Name: Attn : Wilson Income Security Operations
FFC Account Number: 1122414
FFC Account Name: BUILDERS INSURANCE FIXED CUST
Ref: [P&I Breakdown], PPN 64755E A*3, New Mountain Private Credit Fund 6.47% Series 2026A Senior Notes, Tranche A Due 3/15/2029

Notices related to all routine payments, non-routine payments and audit confirmations should be sent to:

Builders Insurance (An Association Captive Company)
dbauer@bldrs.com
hsanford@bldrs.com

and:

Rose Wu, Analyst
Sun Life Assurance Company of Canada
302F01
227 King Street South
Waterloo, ON N2J 4C5
Canada
PFIOperations@SLCManagement.com

All financial statements and reports, correspondence and other notices should be sent to:

Builders Insurance (An Association Captive Company)
dbauer@bldrs.com
hsanford@bldrs.com

and:

David Belanger, Managing Director
Caroline Austin, Director
Sun Life Capital Management
96 Worcester Street
Wellesley, MA 02481
David.Belanger@SLCManagement.com
Caroline.Austin@SLCManagement.com

With a copy sent to: private.placement.mailbox@SLCManagement.com

P-5

Please arrange to have the Note(s) forwarded to:

Truist Bank
Attn: Custody and Settlements
303 Peachtree St NE
15th Floor, Suit 1520 Mail Code 803-05-15-10
Atlanta, GA 30308

Email the tracking details of the Note(s) along with an electronic copy to:

PFIOperations@SLCManagement.com

Tax information for the above Note(s) is as follows:

Builders Insurance (An Association Captive Company) US Tax ID: 58-2067585

P-6

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Sun Life Hong Kong Limited c/o Sun Life Capital Management 96 Worcester Street Wellesley, MA 02481	Tranche A Tranche B	--- $19,000,000.00 $1,000,000.00

Registered Note Number	Amount	Purchaser	Registered in the name of:
2026A-B1	$19,000,000.00	Sun Life Hong Kong Limited	Sun Life Hong Kong Limited
2026A-B2	$1,000,000.00	Sun Life Hong Kong Limited	Sun Life Hong Kong Limited

Wire transfers of principal and interest are to be directed to:
Citibank, N.A.
BIC: CITIUS33
ABA #: 021000089
Act #: 36112805
FFC Act #: 849141
Acct Name: Sun Life Hong Kong Limited
Ref: [P&I Breakdown], PPN 64755E A@1, New Mountain Private Credit Fund 6.89% Series 2026A Senior Notes, Tranche B Due 3/17/2031

Notices related to all routine payments, non-routine payments and audit confirmations should be sent to:

Rose Wu, Analyst
Sun Life Assurance Company of Canada
302F01
227 King Street South
Waterloo, ON N2J 4C5
Canada
PFIOperations@SLCManagement.com

All financial statements and reports, correspondence and other notices should be sent to:

David Belanger, Managing Director
Caroline Austin, Director
Sun Life Capital Management
96 Worcester Street
Wellesley, MA 02481
David.Belanger@SLCManagement.com
Caroline.Austin@SLCManagement.com

With a copy sent to: private.placement.mailbox@SLCManagement.com

Please arrange to have the Note(s) forwarded to:

Keith Whyte
Citibank NA
399 Park Ave, Level C - Vault
New York, NY 10022

Please mention "FFC Acct #: 849141" in the cover letter accompanying the Note/Certificate.

Email the tracking details of the Note along with an electronic copy to:
PFIOperations@SLCManagement.com

Tax information for the above Note(s) is as follows:

Sun Life Hong Kong Limited US Tax ID: 20-3713870

P-7

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
SUN LIFE HONG KONG LIMITED	TRANCHE A	---
c/o Sun Life Capital Management	TRANCHE B	$15,000,000.00
96 Worcester Street		$15,000,000.00
Wellesley, MA 02481		

Registered Note Number	Amount	Purchaser	Registered in the name of:
2026A-B3	$15,000,000.00	Sun Life Hong Kong Limited	Sun Life Hong Kong Limited
2026A-B4	$15,000,000.00	Sun Life Hong Kong Limited	Sun Life Hong Kong Limited

Wire transfers of principal and interest are to be directed to:

Citibank, N.A.
BIC: CITIUS33
ABA #: 021000089
Act #: 36112805
FFC Act #: 240437
Acct Name: Sun Life Hong Kong Limited
Ref: [P&I Breakdown], PPN 64755E A@1, New Mountain Private Credit Fund 6.89% Series 2026A Senior Notes, Tranche B Due 3/17/2031

Notices related to all routine payments, non-routine payments and audit confirmations should be sent to:

Rose Wu, Analyst
Sun Life Assurance Company of Canada
302F01
227 King Street South
Waterloo, ON N2J 4C5
Canada
PFIOperations@SLCManagement.com

All financial statements and reports, correspondence and other notices should be sent to:

David Belanger, Managing Director
Caroline Austin, Director
Sun Life Capital Management
96 Worcester Street
Wellesley, MA 02481
David.Belanger@SLCManagement.com
Caroline.Austin@SLCManagement.com

With a copy sent to: private.placement.mailbox@SLCManagement.com

Please arrange to have the Note(s) forwarded to:

Keith Whyte
Citibank NA
399 Park Ave, Level C - Vault
New York, NY 10022

Please mention "FFC Acct #: 240437" in the cover letter accompanying the Note/Certificate.

Email the tracking details of the Note along with an electronic copy to:
PFIOperations@SLCManagement.com

Tax information for the above Note(s) is as follows:

Sun Life Hong Kong Limited US Tax ID: 20-3713870

P-8

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
SUN LIFE ASSURANCE COMPANY OF CANADA c/o Sun Life Capital Management 96 Worcester Street Wellesley, MA 02481	TRANCHE A TRANCHE B	--- $14,000,000.00

Registered Note Number	Amount	Purchaser	Registered in the name of:
2026A-B5	$14,000,000.00	Sun Life Assurance Company of Canada	Sun Life Assurance Company of Canada

Wire transfers of principal and interest are to be directed to:
Citibank, N.A.
BIC: CITIUS33
ABA #: 021000089
Act #: 36112805
FFC Act #: 199541
Act Name: Sun Life of Canada Parent Trust
Ref: [P&I Breakdown], PPN 64755E A@1, New Mountain Private Credit Fund 6.89% Series 2026A Senior Notes, Tranche B Due 3/17/2031

Notices related to all routine payments, non-routine payments and audit confirmations should be sent to:

Rose Wu, Analyst
Sun Life Assurance Company of Canada
302F01
227 King Street South
Waterloo, ON N2J 4C5
Canada
PFIOperations@SLCManagement.com

All financial statements and reports, correspondence and other notices should be sent to:

David Belanger, Managing Director
Caroline Austin, Director
Sun Life Capital Management
96 Worcester Street
Wellesley, MA 02481
David.Belanger@SLCManagement.com
Caroline.Austin@SLCManagement.com

With a copy sent to: private.placement.mailbox@SLCManagement.com

Please arrange to have the Note(s) forwarded to:

Keith Whyte
Citibank NA
399 Park Ave, Level C - Vault
New York, NY 10022

Please mention "FFC Acct #: 199541" in the cover letter accompanying the Note/Certificate.

Email the tracking details of the Note along with an electronic copy to:
PFIOperations@SLCManagement.com

Tax information for the above Note(s) is as follows:

Sun Life Assurance Company of Canada — US Tax ID: 38-1082080

P-9

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Securian Casualty Company c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	Tranche A Tranche B	$1,350,000.00 ---

<u>SECURIAN CASUALTY COMPANY</u>

$1,350,000.00 (6.47% Series 2026A Senior Notes, Tranche A due 03/15/2029)

The Notes being purchased for Securian Casualty Company should be registered in the name of **"Truist Bank Custodian FBO Securian Casualty Company"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Securian Casualty Company
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Securian Casualty Company" should be executed as follows:

Securian Casualty Company

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 41-1741988

P-10

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A. c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	TRANCHE A TRANCHE B	$650,000.00 ---

POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A.

$650,000.00 (6.47% Series 2026A Senior Notes, Tranche A due 03/15/2029)

The Notes being purchased for Polish National Alliance of the U.S. of N.A. should be registered in the name of **"Hare & Co., LLC"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Polish National Alliance of the U.S. of N.A.
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Polish National Alliance of the U.S. of N.A." should be executed as follows:

Polish National Alliance of the U.S. of N.A.

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 36-1635410

P-11

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
MINNESOTA LIFE INSURANCE COMPANY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	TRANCHE A TRANCHE B	--- $50,375,000.00

MINNESOTA LIFE INSURANCE COMPANY
(Bond)
$50,375,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Minnesota Life Insurance Company should be registered in the name of **"Hare & Co., LLC"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Minnesota Life Insurance Company (Bond)
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Minnesota Life Insurance Company" should be executed as follows:

Minnesota Life Insurance Company

By: Securian Asset Management, Inc.

By: ________________________________

Tax ID # 41-0417830

P-12

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Farm Bureau Life Insurance Company of Michigan	Tranche A	---
	Tranche B	$5,900,000.00
c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101		

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

$5,900,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Farm Bureau Life Insurance Company of Michigan should be registered in the name of **"Farm Bureau Life Insurance Company of Michigan"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Farm Bureau Life Insurance Company of Michigan
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Farm Bureau Life Insurance Company of Michigan" should be executed as follows:

Farm Bureau Life Insurance Company of Michigan

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 38-6056370

P-13

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Securian Life Insurance Company c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	Tranche A Tranche B	--- $5,500,000.00

SECURIAN LIFE INSURANCE COMPANY

$5,500,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Securian Life Insurance Company should be registered in the name of **"Hare & Co., LLC"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Securian Life Insurance Company
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Securian Life Insurance Company" should be executed as follows:

Securian Life Insurance Company

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 41-1412669

P-14

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	TRANCHE A TRANCHE B	--- $2,000,000.00

FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN

$2,000,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Farm Bureau General Insurance Company of Michigan should be registered in the name of **"Farm Bureau General Insurance Company of Michigan"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Farm Bureau General Insurance Company of Michigan
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Farm Bureau General Insurance Company of Michigan" should be executed as follows:

Farm Bureau General Insurance Company of Michigan

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 38-6056228

P-15

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	TRANCHE A TRANCHE B	--- $2,000,000.00

<u>FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN</u>

$2,000,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Farm Bureau Mutual Insurance Company of Michigan should be registered in the name of **"Farm Bureau Mutual Insurance Company of Michigan"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Farm Bureau Mutual Insurance Company of Michigan
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Farm Bureau Mutual Insurance Company of Michigan" should be executed as follows:

Farm Bureau Mutual Insurance Company of Michigan

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 38-1316179

P-16

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
The Cincinnati Insurance Company c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	Tranche A Tranche B	--- $2,000,000.00

<u>THE CINCINNATI INSURANCE COMPANY</u>

$2,000,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for The Cincinnati Insurance Company should be registered in the name of **"The Cincinnati Insurance Company"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

The Cincinnati Insurance Company
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "The Cincinnati Insurance Company" should be executed as follows:

The Cincinnati Insurance Company

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 31-0542366

P-17

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
BETTERLIFE c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	TRANCHE A TRANCHE B	--- $1,750,000.00

BETTERLIFE

$1,750,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for BetterLife should be registered in the name of **"BMO Harris Bank NA CUST BetterLife"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

BetterLife
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "BetterLife" should be executed as follows:

BetterLife

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 42-0594470

P-18

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
GLEANER LIFE INSURANCE SOCIETY c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	TRANCHE A TRANCHE B	--- $1,750,000.00

GLEANER LIFE INSURANCE SOCIETY

$1,750,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Gleaner Life Insurance Society should be registered in the name of **"Principal Bank as a custodian FBO Gleaner Life Insurance Society"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Gleaner Life Insurance Society
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Gleaner Life Insurance Society" should be executed as follows:

Gleaner Life Insurance Society

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 38-0580730

P-19

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
TRUSTMARK INSURANCE COMPANY	TRANCHE A	---
c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	TRANCHE B	$1,750,000.00

TRUSTMARK INSURANCE COMPANY

$1,750,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Trustmark Insurance Company should be registered in the name of **"ELL & Co."**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Trustmark Insurance Company
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Trustmark Insurance Company" should be executed as follows:

Trustmark Insurance Company

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 36-0792925

P-20

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
The Cincinnati Life Insurance Company c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	Tranche A Tranche B	--- $1,500,000.00

THE CINCINNATI LIFE INSURANCE COMPANY

$1,500,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for The Cincinnati Life Insurance Company should be registered in the name of **"The Cincinnati Life Insurance Company"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

The Cincinnati Life Insurance Company
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "The Cincinnati Life Insurance Company" should be executed as follows:

The Cincinnati Life Insurance Company

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 31-1213778

P-21

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Lincoln Heritage Life Insurance Company	Tranche A	---
	Tranche B	$875,000.00

c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101

LINCOLN HERITAGE LIFE INSURANCE COMPANY

$875,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Lincoln Heritage Life Insurance Company should be registered in the name of **"Band & Co"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Lincoln Heritage Life Insurance Company
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Lincoln Heritage Life Insurance Company" should be executed as follows:

Lincoln Heritage Life Insurance Company

By: Securian Asset Management, Inc.

By: ______________________________

Tax ID # 04-2314290

P-22

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Cincinnati Equitable Life Insurance Company c/o Securian Asset Management, Inc. 400 Robert Street North St. Paul, MN 55101	Tranche A Tranche B	--- $600,000.00

<u>CINCINNATI EQUITABLE LIFE INSURANCE COMPANY</u>

$600,000.00 (6.89% Series 2026A Senior Notes, Tranche B due 03/17/2031)

The Notes being purchased for Cincinnati Equitable Life Insurance Company should be registered in the name of **"Link & Co"**. The Notes should be delivered in accordance with instructions furnished to lender counsel, Chapman and Cutler LLP.

All notices and statements should be sent electronically via Email to: privateplacements@securianam.com. If Email is unavailable or if the Email is returned for any reason (including receipt of a message that the Email is undeliverable), such notice and statements should be sent to the following address:

Cincinnati Equitable Life Insurance Company
c/o Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
Attn: Client Administrator

All payments on account of the Notes shall be made by wire transfer of immediately available funds pursuant to instructions to be delivered to the Company by Lender Counsel prior to Closing. If there are any questions regarding the payment instructions, please contact SecurianAMPrivatesMailbox@securianam.com.

The documents on behalf of "Cincinnati Equitable Life Insurance Company" should be executed as follows:

Cincinnati Equitable Life Insurance Company

By: Securian Asset Management, Inc.

By: _______________________________

Tax ID # 35-1452221

P-23

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA c/o AllianceBernstein LP 501 Commerce Street, 19th Floor Nashville, TN 37203	TRANCHE A	$25,000,000.00

Issuer: NEW Mountain Private Credit Fund

Description: New Mountain Private Credit Fund (NEWCRED) - 3yr

Coupon: 6.47%

Maturity Date: March 15 2029

Face Amount: 25,000,000.00 USD

Funding Amount: 25,000,000.00 USD

Issue Date: February 25 2026

PAYMENT & COMMUNICATION INFORMATION

Account(s): Equitable Financial Life Insurance Company of America
IRS Employer Identification Number: 86-0222062

Private Placement notes issued in the name of: Equitable Financial Life Insurance Company of America

Bond Delivery Instructions:

Physical

JPMorgan Chase Bank NA

780 Delta Drive

Mail Code: CIB Inbound LA4-0099

Monroe, LA 71203

United States

Phone: 318-432-9100

Attention: G61364

Electronic

DTC Participation Number: 902

FFC/Attention: G61364

Manner of Payments & Notices:

All payments shall be made by wire transfer of immediately available funds to:

Account(s):	Equitable Financial Life Insurance Company of America
Bank Name:	JPMORGAN CHASE BANK, N.A.
ABA No.:	021000021
Bank Account:	0687886013
Custody Account:	G61364

Each such wire shall show the name of the Company, the Private Placement Number, the due of the payment being made and if such payment is a final payment.

P-24

Notices of Payments & Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company of America

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: Kim Jackson

Telephone #: 629-213-6441

Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for All Other Communications:

Equitable Financial Life Insurance Company of America

C/O AllianceBernstein LP

501 Commerce Street, 21st Floor

Nashville, TN 37203

Attention: Eric Bierck

Telephone #: 212-969 2482

Email: eric.bierck@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

P-25

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Equitable Financial Life Insurance Company of America c/o AllianceBernstein LP 501 Commerce Street, 19th Floor Nashville, TN 37203	Tranche A	$7,000,000.00

Issuer: NEW Mountain Private Credit Fund

Description: New Mountain Private Credit Fund (NEWCRED) - 3yr

Coupon: 6.47%

Maturity Date: March 15 2029

Face Amount: 7,000,000.00 USD

Funding Amount: 7,000,000.00 USD

Issue Date: February 25 2026

PAYMENT & COMMUNICATION INFORMATION

Account(s): Equitable Financial Life Insurance Company of America

IRS Employer Identification Number: 86-0222062

Private Placement notes issued in the name of: Equitable Financial Life Insurance Company of America

Bond Delivery Instructions:

Physical

JPMorgan Chase Bank NA

780 Delta Drive

Mail Code: CIB Inbound LA4-0099

Monroe, LA 71203

United States

Phone: 318-432-9100

Attention: G46496

Electronic

DTC Participation Number: 902

FFC/Attention: G46496

Manner of Payments & Notices:

All payments shall be made by wire transfer of immediately available funds to:

Account(s):	Equitable Financial Life Insurance Company of America
Bank Name:	JPMORGAN CHASE BANK, N.A.
ABA No.:	021000021
Bank Account:	0895801717
Custody Account:	G46496

Each such wire shall show the name of the Company, the Private Placement Number, the due of the payment being made and if such payment is a final payment.

P-26

Notices of Payments & Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company of America

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: Kim Jackson

Telephone #: 629-213-6441

Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for All Other Communications:

Equitable Financial Life Insurance Company of America

C/O AllianceBernstein LP

501 Commerce Street, 21st Floor

Nashville, TN 37203

Attention: Eric Bierck

Telephone #: 212-969 2482

Email: eric.bierck@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

P-27

Name and Address of Purchaser	Tranche of Series 2026A Senior Notes to be Purchased	Principal Amount of Notes to be Purchased
Equitable Financial Life Insurance Company of America c/o AllianceBernstein LP 501 Commerce Street, 19th Floor Nashville, TN 37203	Tranche A	$6,000,000.00

Issuer: NEW Mountain Private Credit Fund

Description: New Mountain Private Credit Fund (NEWCRED) - 3yr

Coupon: 6.47%

Maturity Date: March 15 2029

Face Amount: 6,000,000.00 USD

Funding Amount: 6,000,000.00 USD

Issue Date: February 25 2026

PAYMENT & COMMUNICATION INFORMATION

Account(s): Equitable Financial Life Insurance Company of America
IRS Employer Identification Number: 86-0222062

Private Placement notes issued in the name of: Equitable Financial Life Insurance Company of America

Bond Delivery Instructions:

Physical

JPMorgan Chase Bank NA

780 Delta Drive

Mail Code: CIB Inbound LA4-0099

Monroe, LA 71203

United States

Phone: 318-432-9100

Attention: G59078

Electronic

DTC Participation Number: 902

FFC/Attention: G59078

Manner of Payments & Notices:

All payments shall be made by wire transfer of immediately available funds to:

Account(s):	Equitable Financial Life Insurance Company of America
Bank Name:	JPMORGAN CHASE BANK, N.A.
ABA No.:	021000021
Bank Account:	0668316303
Custody Account:	G59078

Each such wire shall show the name of the Company, the Private Placement Number, the due of the payment being made and if such payment is a final payment.

P-28

Notices of Payments & Written Confirmations:

All notices of payments and written confirmations of wire transfers should be sent to:

Equitable Financial Life Insurance Company of America

C/O AllianceBernstein LP

501 Commerce Street, 19th Floor

Nashville, TN 37203

Attention: Kim Jackson

Telephone #: 629-213-6441

Group Email: FI_PrivatePlacement@alliancebernstein.com

Address for All Other Communications:

Equitable Financial Life Insurance Company of America

C/O AllianceBernstein LP

501 Commerce Street, 21st Floor

Nashville, TN 37203

Attention: Eric Bierck

Telephone #: 212-969 2482

Email: eric.bierck@alliancebernstein.com

Group Email: ABPPCompliance@alliancebernstein.com

P-29

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
THRIVENT FINANCIAL FOR LUTHERANS 901 Marquette Avenue, Suite 2500 Minneapolis, MN 55402	TRANCHE A	$27,000,000.00

Taxpayer Identification Number 39-0123480

Payments to:

ABA # 011000028
State Street Bank & Trust Co.
DDA # A/C – 6813-049-1
Fund Number: NCE1
Fund Name: Thrivent Financial for Lutherans

All payments must include the following information:

Security Description
Private Placement Number
Reference Purpose of Payment
Interest and/or Principal Breakdown

Notices of payments and written confirmation of such wire transfers to:

Investment Division-Private Placements
Attn: Robinson Ewald
Thrivent Financial for Lutherans
901 Marquette Avenue, Suite 2500
Minneapolis, MN 55402
Fax: (612) 844-4027
Email: privateinvestments@thrivent.com

With a copy to:

Attn: Harmon Bergenheier
Thrivent Financial for Lutherans
901 Marquette Avenue, Suite 2500
Minneapolis, MN 55402
Email: boxprivateplacement@thrivent.com

Audit Confirmations to: boxprivateplacement@thrivent.com

All other communications to:

Thrivent Financial for Lutherans
Attn: Investment Division-Private Placements
901 Marquette Avenue, Suite 2500
Minneapolis, MN 55402
Fax: (612) 844-4027
Email: privateinvestments@thrivent.com

P-30

Issue Notes in name of:

Thrivent Financial for Lutherans

Taxpayer ID Number(s):

39-0123480

Private Placement Notes sent to:

DTCC
Newport Office Center
570 Washington Blvd
Jersey City, NJ 07310
Attn: 5th floor / NY Window
Ref: State Street Account
Fund Name: Thrivent Financial for Lutherans
Fund Number: NCE1

With a .pdf copy to:

boxprivateplacementlegal@thrivent.com

P-31

NAME AND ADDRESS OF PURCHASER	TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED	PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED
FARM BUREAU LIFE INSURANCE COMPANY 5400 University Ave West Des Moines, IA 50266	TRANCHE A	$2,000,000.00

Wire Instructions for Farm Bureau Life Insurance Company

<table>
<tr><td>Purchaser Name:</td><td>Farm Bureau Life Insurance Company</td></tr>
<tr><td>Nominee Name:</td><td>Gerlach & Co. L.L.C.</td></tr>
<tr><td>Register Note(s) to:</td><td>Gerlach & Co. L.L.C. F/B/O Farm Bureau Life Insurance Company</td></tr>
<tr><td>Payment on account of Note:

Method

Wiring Instructions</td><td>

Federal Funds Wire Transfer (USD)

Gerlach & Co. L.L.C. c/o Citibank NA
ABA number: 021 000 089
Concentration A/C#: 36112805
FFC Account #: 250493
Account Name: FB Life Ins Co
Citi's SWIFT address: CITIUS33

Attn: Janice M. Denney
Tel: 813-604-2681
Fax: 813-604-1100

Reference: Please reference the PPN and Application (as among principal, make-whole and interest) of the payment being made. To avoid disruptions with receiving income payments, please use a ; to separate information.</td></tr>
<tr><td>Address for all Notices, including Financials, Compliance, and Requests:</td><td>PREFERRED REMITTANCE: privateplacements@fbfs.com

Farm Bureau Life Insurance Company
Attn: Portfolio Management
5400 University Ave
West Des Moines, IA 50266</td></tr>
<tr><td>Instructions for delivery of Note(s):</td><td>Citibank NA
Attn: Keith Whyte
399 Park Ave
Level C Vault
New York, NY 10022
A/C Number: 250493 FB Life Ins Co</td></tr>
<tr><td>Tax Identification Number(s):</td><td>42-0623913 (Farm Bureau Life Insurance Company)
13-6021155 (Gerlach & Co. L.L.C.)</td></tr>
</table>

P-32

P-33 NAME AND ADDRESS OF PURCHASER TRANCHE OF SERIES 2026A SENIOR NOTES TO BE PURCHASED PRINCIPAL AMOUNT OF NOTES TO BE PURCHASED PAN-AMERICAN LIFE INSURANCE COMPANY 601 Poydras St, 28th Floor New Orleans, LA 70130 TRANCHE A $2,000,000.00 P-34